      As filed with the Securities and Exchange Commission on July 28, 2005

                                                        Registration No. 2-58286
                                             Investment Company Act No. 811-2731

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

        Pre-Effective Amendment No. ___                            [ ]

        Post-Effective Amendment No. 40                            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
        Amendment No. 41

                        (Check appropriate box or boxes.)

                           TAX-FREE INVESTMENTS TRUST
                           --------------------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX       77046
                ------------------------------------------     ---------
                 (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code (713) 626-1919

                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                        Copy to:

Melanie Ringold, Esquire                Martha J. Hays, Esquire
A I M Advisors, Inc.                    Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100            1735 Market Street, 51st Floor
Houston, Texas  77046                   Philadelphia, Pennsylvania  19103-7599

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this
                                              Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on July 29, 2005 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

CASH MANAGEMENT CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Cash Management Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES                                        1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Annual Total Returns                                                       2

Performance Table                                                          2

FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Fee Table                                                                  3

Expense Example                                                            3

Hypothetical Investment and Expense Information                            4

DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The Advisor                                                                5

Advisor Compensation                                                       5

OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Investments in the Fund                                                    6

Dividends and Distributions                                                6

FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Distribution and Service (12b-1) Fees                                    A-1

Purchasing Shares                                                        A-1

Redeeming Shares                                                         A-2

Pricing of Shares                                                        A-3

Frequent Purchases and Redemptions of Fund Shares                        A-3

Taxes                                                                    A-3

OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.
  For cash management purposes, the fund may hold a portion of its assets in cash. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.

  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
The following bar chart shows changes in the performance of the fund's Cash Management Class shares from year to year. Cash Management Class shares are not subject to sales loads.


                                    [CHART]

     12/31/00        12/31/01       12/31/02      12/31/03       12/31/04
     --------        --------       --------      --------       --------
       3.93%          2.57%          1.23%          0.80%          0.94%



  The Cash Management Class shares' year-to-date total return as of June 30, 2005 was 1.16%.



  During the period shown in the bar chart, the highest quarterly return was 1.03% (quarter ended December 31, 2000) and the lowest quarterly return was 0.16% (quarter ended September 30, 2003).


PERFORMANCE TABLE

The following performance table reflects the performance of the Cash Management Class shares over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
__ _ _ _ _

           (for the periods ended                  SINCE   INCEPTION
           December 31, 2004)     1 YEAR 5 YEARS INCEPTION   DATE
           ---------------------------------------------------------

           Cash Management Class   0.94%  1.89%    2.08%   01/04/99
           ---------------------------------------------------------


For the current seven-day yield, call (800) 659-1005.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------


FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                (fees paid directly from                 CASH
                your investment)                      MANAGEMENT
                                                        CLASS
                ------------------------------------------------

                Maximum Sales Charge (Load)
                Imposed on Purchases
                (as a percentage of
                offering price)
                                                         None

                Maximum Deferred
                Sales Charge (Load)
                (as a percentage of original purchase
                price or redemption
                proceeds, whichever is less)
                                                         None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                     (expenses that are deducted    CASH
                     from fund assets)           MANAGEMENT
                                                   CLASS
                     --------------------------------------

                        Management Fees
                                                    0.21%

                        Distribution and/or
                        Service (12b-1) Fees
                                                    0.10

                        Other Expenses
                                                    0.06

                        Total Annual Fund
                        Operating Expenses
                                                    0.37

                        Fee Waiver/2/
                                                    0.07

                        Net Annual Fund
                        Operating Expenses
                                                    0.30
                     --------------------------------------


/1/ There is no guarantee that actual expenses will be the same as those shown in the table.


/2/ The distributor has contractually agreed to waive 0.02% of the Rule 12b-1 distribution fee. Further, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 fees, if any;
     (ii) trustees' fees; (iii) federal registration fees; (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.



  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The Sweep Class of the fund is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Cash Management Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
             -----------------------------------------------------

             Cash Management Class
                                    $31
                                           $104
                                                   $193
                                                            $454
             -----------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Cash Management Class shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Cash Management Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.



CASH MANAGEMENT
CLASS--ANNUAL
EXPENSE
RATIO 0.30%           YEAR 1      YEAR 2    YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8      YEAR 9
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses          5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%      55.13%
Cumulative Return
 After Expenses           4.70%       9.62%      14.77%      20.17%      25.82%      31.73%      37.92%      44.40%      51.19%
End of Year Balance $10,470.00  $10,962.09  $11,477.31  $12,016.74  $12,581.53  $13,172.86  $13,791.98  $14,440.21  $15,118.90
Estimated Annual
 Expenses           $    30.71  $    32.15  $    33.66  $    35.24  $    36.90  $    38.63  $    40.45  $    42.35  $    44.34
--------------------------------------------------------------------------------------------------------------------------------


CASH MANAGEMENT
CLASS--ANNUAL
EXPENSE
RATIO 0.30%         YEAR 10
-------------------------------
Cumulative Return
 Before Expenses         62.89%
Cumulative Return
 After Expenses          58.29%
End of Year Balance $15,829.49
Estimated Annual
 Expenses           $    46.42
-------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.



  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND

The Cash Management Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an earlier close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of the fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Cash Management Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.





                                                                     CASH MANAGEMENT CLASS
                                                     ----------------------------------------------------
                                                                     YEAR ENDED MARCH 31,
                                                     ----------------------------------------------------
                                                          2005        2004      2003      2002      2001
                                                     --------       --------  --------  --------  -------
Net asset value, beginning of period                 $   1.00       $   1.00  $   1.00  $   1.00  $  1.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.01           0.01      0.01      0.02     0.04
----------------------------------------------------------------------------------------------------------
Less distributions from net investment income           (0.01)         (0.01)    (0.01)    (0.02)   (0.04)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   1.00       $   1.00  $   1.00  $   1.00  $  1.00
----------------------------------------------------------------------------------------------------------
Total return/(a)/                                        1.16%          0.76%     1.14%     2.08%    3.87%
----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $725,124       $768,141  $617,683  $320,502  $15,668
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         0.30%/(b)/     0.30%     0.30%     0.30%    0.28%
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      0.37%/(b)/     0.37%     0.37%     0.38%    0.39%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets     1.16%/(b)/     0.75%     1.12%     1.92%    3.76%
----------------------------------------------------------------------------------------------------------


/(a)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


/(b)/ Ratios are based on average daily net assets of $682,153,242.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

DISTRIBUTION AND SERVICE (12B-1) FEES

The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class that allows the fund to pay distribution and service fees to Fund Management Company (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT

The minimum investments for fund accounts are as follows:

                                         INITIAL    ADDITIONAL
                 CLASS                 INVESTMENTS* INVESTMENTS
                 ----------------------------------------------
                 Cash Management Class  $1 million  no minimum
                 ----------------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                               OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
Through a Financial            Contact your financial         Same
Intermediary                   intermediary.
                               The financial intermediary
                               should forward your completed
                               account application to the
                               transfer agent, AIM
                               Investment Services,
                               Inc. P.O. Box 0843 Houston,
                               TX 77001-0843 The financial
                               intermediary should call the
                               transfer agent at (800)
                               659-1005 to receive an
                               account number. Then, the
                               intermediary should use the
                               following wire instructions:

                               The Bank of New
                               York ABA/Routing #:
                               021000018 DDA 8900279915

                               For Further Credit to the
                               fund and Your Account #

By Telephone                   Open your account as           Call the transfer agent at
                               described above.               (800) 659-1005 and wire
                                                              payment for your purchase
                                                              order in accordance with the
                                                              wire instructions noted above.

By AIM LINK(R)                 Open your account as           Complete an AIM LINK(R)
                               described above.               Agreement. Mail the
                                                              application and agreement to
                                                              the transfer agent. Once your
                                                              request for this option has
                                                              been processed, you may place
                                                              your order via AIM LINK.
--------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM
SHARES
--------------------------------------------------------------------------------------------------------------------------------
Through a      Contact your financial intermediary.
Financial
Intermediary

               Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's instructions before
               3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone   A person who has been authorized to make transactions in the account application may make redemptions by telephone. You must call the transfer agent before 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By AIM LINK(R) Place your redemption request via AIM LINK. The transfer agent must receive your redemption request normally before 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
--------------------------------------------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and the size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.


PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The fund may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
  The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchases and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
.. The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
.. One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.
.. The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
.. Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.
  The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation or performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

return. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc., P. O. Box 0843, Houston, TX 77001-0843, or

                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731


                              [LOGO]

AIMinvestments.com TFIT-PRO-5 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

CORPORATE CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Corporate Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                                        1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Annual Total Returns                                                       2
Performance Table                                                          2
FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Fee Table                                                                  3
Expense Example                                                            3
Hypothetical Investment and Expense Information                            4
DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
The Advisor                                                                5
Advisor Compensation                                                       5
OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Investments in the Fund                                                    6
Dividends and Distributions                                                6
FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Distribution and Service (12b-1) Fees                                    A-1
Purchasing Shares                                                        A-1
Redeeming Shares                                                         A-2
Pricing of Shares                                                        A-3
Frequent Purchases and Redemptions of Fund Shares                        A-3
Taxes                                                                    A-3
OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), and AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------


The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.
  For cash management purposes, the fund may hold a portion of its assets in cash. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.

  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
The following bar chart shows changes in the performance of the fund's Institutional Class shares from year to year. Neither the Corporate Class shares nor the Institutional Class shares are subject to sales loads.

                                    [CHART]

12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 3.73%      3.34%      3.55%      3.34%      3.14%      4.01%      2.65%      1.31%      0.88%      1.02%


  The returns shown are those of the fund's Institutional Class shares, which are not offered in this prospectus. Corporate Class shares would have lower annual returns because, although the shares are invested in the same portfolio of securities, the Corporate Class has higher expenses. The inception date of the Corporate Class shares is February 25, 2005.


  The Institutional Class shares' year-to-date total return as of June 30, 2005 was 1.24%.


  During the periods shown in the bar chart, Institutional Class' highest quarterly return was 1.05% (quarter ended December 31, 2000) and its lowest quarterly return was 0.18% (quarter ended September 30, 2003).

PERFORMANCE TABLE

The following performance table reflects the performance of the Institutional Class shares over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

 (for the periods ended December 31, 2004)                            INCEPTION
                                              1 YEAR 5 YEARS 10 YEARS   DATE
 ------------------------------------------------------------------------------

 Institutional Class                          1.02%   1.97%   2.69%   04/18/83
 ------------------------------------------------------------------------------

The current seven-day yield of Corporate Class may be obtained by calling (800) 659-1005, Option 3.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                (fees paid directly from              CORPORATE
                your investment)                        CLASS
                -----------------------------------------------

                Maximum Sales Charge (Load)
                Imposed on Purchases
                (as a percentage of
                offering price)
                                                        None

                Maximum Deferred
                Sales Charge (Load)
                (as a percentage of original purchase
                price or redemption
                proceeds, whichever is less)
                                                        None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                     (expenses that are deducted CORPORATE
                     from fund assets)             CLASS
                     -------------------------------------

                     Management Fees               0.21%

                     Distribution and/or Service
                     (12b-1) Fees                  0.03

                     Other Expenses2               0.06

                     Total Annual Fund
                     Operating Expenses            0.30

                     Fee Waiver/3/                 0.05

                     Net Annual Fund
                     Operating Expenses            0.25
                     -------------------------------------


/1/ There is no guarantee that actual expenses will be the same as those shown in the table.

/2/ Other Expenses are based on estimated amounts for the current fiscal year.

/3/ The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 fees, if any; (ii) trustees' fees; (iii) federal registration fees; (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such, by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.



  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The Sweep Class of the fund is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Corporate Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------

                Corporate Class  $26     $86    $158     $371
                -----------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Corporate Class shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Corporate Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


CORPORATE CLASS--ANNUAL
EXPENSE
RATIO 0.25%                      YEAR 1      YEAR 2    YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
 Expenses                            5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%
Cumulative Return After
 Expenses                            4.75%       9.73%      14.94%      20.40%      26.12%      32.11%      38.38%      44.95%
End of Year Balance            $10,475.00  $10,972.56  $11,493.76  $12,039.71  $12,611.60  $13,210.65  $13,838.16  $14,495.47
Estimated Annual Expenses      $    25.59  $    26.81  $    28.08  $    29.42  $    30.81  $    32.28  $    33.81  $    35.42
-------------------------------------------------------------------------------------------------------------------------------


CORPORATE CLASS--ANNUAL
EXPENSE
RATIO 0.25%                    YEAR 9      YEAR 10
------------------------------------------------------
Cumulative Return Before
 Expenses                           55.13%      62.89%
Cumulative Return After
 Expenses                           51.84%      59.05%
End of Year Balance            $15,184.00  $15,905.24
Estimated Annual Expenses      $    37.10  $    38.86
------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.

  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND
  The Corporate Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS
The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an earlier close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of the fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Institutional Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.


  The Corporate Class share expenses would be higher than the Institutional Class share expenses shown in the table because, although the shares are invested in the same portfolio securities, the Corporate Class pays 12b-1 Fees. The inception date of the Corporate Class is February 25, 2005, and, therefore, financial information for such shares is not available.




                                                                          INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------------
                                                           2005          2004        2003        2002       2001
                                                     ----------       ----------  ----------  ----------  --------
Net asset value, beginning of period                 $     1.00       $     1.00  $     1.00  $     1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                     0.01             0.01        0.01        0.02      0.04
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income             (0.01)           (0.01)      (0.01)      (0.02)    (0.04)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     1.00       $     1.00  $     1.00  $     1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                          1.24%            0.84%       1.22%       2.17%     3.95%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $2,117,055       $1,953,769  $1,321,224  $1,239,058  $929,921
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           0.22%/(b)/       0.22%       0.22%       0.22%     0.20%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        0.27%/(b)/       0.27%       0.27%       0.28%     0.29%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       1.24%/(b)/       0.83%       1.20%       2.01%     3.84%
-------------------------------------------------------------------------------------------------------------------


/(a)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


/(b)/ Ratios are based on average daily net assets of $1,951,289,628.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund currently consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

DISTRIBUTION AND SERVICE (12B-1) FEES
The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class, that allows the fund to pay distribution and service fees to Fund Management Company (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                      INITIAL    ADDITIONAL
                    CLASS           INVESTMENTS* INVESTMENTS
                    ----------------------------------------
                    Corporate Class  $1 million  no minimum
                    ----------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                               OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
Through a Financial            Contact your financial                            Same
Intermediary                   intermediary.
                               The financial intermediary
                               should forward your completed
                               account application to the
                               transfer agent, AIM
                               Investment Services,
                               Inc. P.O. Box 0843 Houston,
                               TX 77001-0843 The financial
                               intermediary should call the
                               transfer agent at (800)
                               659-1005 to receive an
                               account number. Then, the
                               intermediary should use the
                               following wire instructions:

                               The Bank of New
                               York ABA/Routing #:
                               021000018 DDA 8900279915

                               For Further Credit to the fund and Your Account #

By Telephone                   Open your account as                              Call the transfer agent at
                               described above.                                  (800) 659-1005 and wire
                                                                                 payment for your purchase
                                                                                 order in accordance with the
                                                                                 wire instructions noted above.

By AIM LINK(R)                 Open your account as                              Complete an AIM LINK(R)
                               described above.                                  Agreement. Mail the
                                                                                 application and agreement to
                                                                                 the transfer agent. Once your
                                                                                 request for this option has
                                                                                 been processed, you may place
                                                                                 your order via AIM LINK.
---------------------------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES
We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
---------------------------------------------------------------------------------------------
Through a Financial Intermediary Contact your financial intermediary.

                                 Redemption proceeds will be sent in accordance with the
                                 wire instructions specified in the account application
                                 provided to the transfer agent. The transfer agent must
                                 receive your financial intermediary's instructions before
                                 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone                     A person who has been authorized to make transactions in
                                 the account application may make redemptions by telephone.
                                 You must call the transfer agent before 3:30 p.m. Eastern
                                 Time in order to effect the redemption at that day's
                                 closing price.

By AIM LINK(R)                   Place your redemption request via AIM LINK. The transfer
                                 agent must receive your redemption request normally before
                                 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between
                                 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
---------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS
All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same-day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of each fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing of Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The fund may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
  The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchase and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:

.. The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

.. One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.

.. The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

.. Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.

The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation or performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

return. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc., P. O. Box 0843, Houston, TX 77001-0843, or

                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731

                              [LOGO]

AIMinvestments.com TFIT-PRO-8 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

INSTITUTIONAL CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES                                        1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Annual Total Returns                                                       2

Performance Table                                                          2

FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Fee Table                                                                  3

Expense Example                                                            3

Hypothetical Investment and Expense Information                            4

DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The Advisor                                                                5

Advisor Compensation                                                       5

OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Investments in the Fund                                                    6

Dividends and Distributions                                                6

FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Purchasing Shares                                                        A-1

Redeeming Shares                                                         A-2

Pricing of Shares                                                        A-3

Frequent Purchases and Redemptions of Fund Shares                        A-3

Taxes                                                                    A-3

OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc.
 AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

  For cash management purposes, the fund may hold a portion of its assets in cash. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.

  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.


  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _
The following bar chart shows changes in the performance of the fund's Institutional Class shares from year to year. Institutional Class shares are not subject to sales loads.

                                    [CHART]

12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------
3.73%     3.34%     3.55%     3.34%     3.14%     4.01%     2.65%     1.31%     0.88%     1.02%




  The Institutional Class shares' year-to-date total return as of June 30, 2005 was 1.24%.



  During the periods shown in the bar chart, the highest quarterly return was 1.05% (quarter ended December 31, 2000) and the lowest quarterly return was 0.18% (quarter ended September 30, 2003).


PERFORMANCE TABLE

The following performance table reflects the performance of the Institutional Class shares over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

 (for the periods ended December 31, 2004)                            INCEPTION
                                              1 YEAR 5 YEARS 10 YEARS   DATE
 ------------------------------------------------------------------------------

 Institutional Class                          1.02%   1.97%   2.69%   04/18/83
 ------------------------------------------------------------------------------


For the current seven-day yield, call (800) 659-1005.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

              (fees paid directly from              INSTITUTIONAL
              your investment)                          CLASS
              ---------------------------------------------------

              Maximum Sales Charge (Load)
              Imposed on Purchases
              (as a percentage of
              offering price)
                                                        None

              Maximum Deferred
              Sales Charge (Load)
              (as a percentage of original purchase
              price or redemption
              proceeds, whichever is less)
                                                        None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                   (expenses that are deducted INSTITUTIONAL
                   from fund assets)               CLASS
                   -----------------------------------------

                      Management Fees
                                                   0.21%

                      Distribution and/or
                      Service (12b-1) Fees
                                                   None

                      Other Expenses
                                                   0.06

                      Total Annual Fund
                      Operating Expenses
                                                   0.27

                      Fee Waiver/2/
                                                   0.05

                      Net Annual Fund
                      Operating Expenses
                                                   0.22
                   -----------------------------------------


/1/ There is no guarantee that actual expenses will be the same as those shown in the table.


/2/ The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 fees, if any; (ii) trustees' fees;
     (iii) federal registration fees; (iv) interest; (v) taxes;
     (vi) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.


  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Institutional Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
              ---------------------------------------------------

              Institutional Class
                                   $23
                                           $76
                                                  $142
                                                           $333
              ---------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Institutional Class shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Institutional Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.22%                YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8
---------------------------------------------------------------------------------------------------------------------------------

Cumulative Return Before
Expenses
                                       5.00%
                                                  10.25%
                                                              15.76%
                                                                          21.55%
                                                                                      27.63%
                                                                                                  34.01%
                                                                                                              40.71%
                                                                                                                          47.75%



Cumulative Return After Expenses
                                       4.78%
                                                   9.79%
                                                              15.04%
                                                                          20.54%
                                                                                      26.30%
                                                                                                  32.33%
                                                                                                              38.66%
                                                                                                                          45.29%



End of Year Balance
                                 $10,478.00
                                             $10,978.85
                                                         $11,503.64
                                                                     $12,053.51
                                                                                 $12,629.67
                                                                                             $13,233.37
                                                                                                         $13,865.92
                                                                                                                     $14,528.71



Estimated Annual Expenses
                                 $    22.53
                                             $    23.60
                                                         $    24.73
                                                                     $    25.91
                                                                                 $    27.15
                                                                                             $    28.45
                                                                                                         $    29.81
                                                                                                                     $    31.23


---------------------------------------------------------------------------------------------------------------------------------


INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.22%                YEAR 9      YEAR 10
--------------------------------------------------------

Cumulative Return Before
Expenses








                                      55.13%
                                                  62.89%

Cumulative Return After Expenses








                                      52.23%
                                                  59.51%

End of Year Balance








                                 $15,223.19
                                             $15,950.85

Estimated Annual Expenses








                                 $    32.73
                                             $    34.29
--------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.


  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/ or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND
The Institutional Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS
The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the Fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an earlier close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of the fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Institutional Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.




                                                                          INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------------
                                                           2005          2004        2003        2002       2001
                                                     ----------       ----------  ----------  ----------  --------
Net asset value, beginning of period                 $     1.00       $     1.00  $     1.00  $     1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.01             0.01        0.01        0.02      0.04
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income             (0.01)           (0.01)      (0.01)      (0.02)    (0.04)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     1.00       $     1.00  $     1.00  $     1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                          1.24%            0.84%       1.22%       2.17%     3.95%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $2,117,055       $1,953,769  $1,321,224  $1,239,058  $929,921
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           0.22%/(b)/       0.22%       0.22%       0.22%     0.20%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        0.27%/(b)/       0.27%       0.27%       0.28%     0.29%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       1.24%/(b)/       0.83%       1.20%       2.01%     3.84%
-------------------------------------------------------------------------------------------------------------------


/(a)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


/(b)/ Ratios are based on average daily net assets of $1,951,289,628.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                        INITIAL    ADDITIONAL
                  CLASS               INVESTMENTS* INVESTMENTS
                  --------------------------------------------
                  Institutional Class  $1 million  no minimum
                  --------------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below or, if you are investing directly, by sending your completed account application and purchase amount to the transfer agent. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT ACT, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                                 OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------
Through a Financial Intermediary Contact your financial         Same
                                 intermediary.
                                 The financial intermediary
                                 should forward your completed
                                 account application to the
                                 transfer agent, AIM
                                 Investment Services,
                                 Inc. P.O. Box 0843 Houston,
                                 TX 77001-0843 The financial
                                 intermediary should call the
                                 transfer agent at (800)
                                 659-1005 to receive an
                                 account number. Then, the
                                 intermediary should use the
                                 following wire instructions:

                                 The Bank of New
                                 York ABA/Routing #:
                                 021000018 DDA 8900279915

                                 For Further Credit to the
                                 fund and Your Account #

By Telephone                     Open your account as           Call the transfer agent at
                                 described above.               (800) 659-1005 and wire
                                                                payment for your purchase
                                                                order in accordance with the
                                                                wire instructions noted above.

By AIM LINK(R)                   Open your account as           Complete an AIM LINK(R)
                                 described above.               Agreement. Mail the
                                                                application and agreement to
                                                                the transfer agent. Once your
                                                                request for this option has
                                                                been processed, you may place
                                                                your order via AIM LINK.
----------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM
SHARES
--------------------------------------------------------------------------------------------------------------------------------
Through a      Contact your financial intermediary.
Financial
Intermediary

               Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's instructions before
               3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone   A person who has been authorized to make transactions in the account application may make redemptions by telephone. You must call the transfer agent before 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By AIM LINK(R) Place your redemption request via AIM LINK. The transfer agent must receive your redemption request normally before 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
--------------------------------------------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and the size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK
(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The fund may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchases and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
.. The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
.. One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.
.. The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
.. Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.
  The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation or performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax return. Exempt-interest dividends from the fund may be subject to state

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc., P. O. Box 0843, Houston, TX 77001-0843, or

                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.
You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731


                              [LOGO]

AIMinvestments.com TFIT-PRO-8 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

PERSONAL INVESTMENT CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Personal Investment Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES                                        1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Annual Total Return                                                        2

Performance Table                                                          2

FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Fee Table                                                                  3

Expense Example                                                            3

Hypothetical Investment and Expense Information                            4

DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The Advisor                                                                5

Advisor Compensation                                                       5

OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Investments in the Fund                                                    6

Dividends and Distributions                                                6

FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Distribution and Service (12b-1) Fees                                    A-1

Purchasing Shares                                                        A-1

Redeeming Shares                                                         A-2

Pricing of Shares                                                        A-3

Frequent Purchases and Redemptions of Fund Shares                        A-3

Taxes                                                                    A-3

OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.
  For cash management purposes, the fund may hold a portion of its assets in cash. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.

  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURN
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
The following bar chart shows the performance of the fund's Personal Investment Class. Personal Investment Class shares are not subject to sales loads.

                                    [CHART]

12/31/01    12/31/02    12/31/03    12/31/04
--------    --------    --------    --------
 2.14%        0.79%       0.33%       0.47%



  The Personal Investment Class shares' year-to-date total return as of June 30, 2005 was 0.68%.



  During the periods shown in the bar chart, the highest quarterly return was 0.68% (quarters ended March 31, 2001 and June 30, 2001) and the lowest quarterly return was 0.04% (quarter ended September 30, 2003).


PERFORMANCE TABLE

The following performance table reflects the performance of the Personal Investment Class shares over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

    (for the periods ended December 31, 2004)             SINCE   INCEPTION
                                                 1 YEAR INCEPTION   DATE
    -----------------------------------------------------------------------

    Personal Investment Class                    0.47%    0.98%   12/04/00
    -----------------------------------------------------------------------


For the current seven-day yield, call (800) 659-1005.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                (fees paid directly from               PERSONAL
                your investment)                      INVESTMENT
                                                        CLASS
                ------------------------------------------------

                Maximum Sales Charge (Load)
                Imposed on Purchases
                (as a percentage of
                offering price)
                                                         None

                Maximum Deferred
                Sales Charge (Load)
                (as a percentage of original purchase
                price or redemption
                proceeds, whichever is less)
                                                         None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                     (expenses that are deducted  PERSONAL
                     from fund assets)           INVESTMENT
                                                   CLASS
                     --------------------------------------

                     Management Fees
                                                    0.21%

                     Distribution and/or Service
                     (12b-1) Fees
                                                    0.75

                     Other Expenses
                                                    0.06

                     Total Annual Fund
                     Operating Expenses
                                                    1.02

                     Fee Waiver/2/
                                                    0.25

                     Net Annual Fund
                     Operating Expenses
                                                    0.77
                     --------------------------------------


/1/ There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/The distributor has contractually agreed to waive 0.20% of the Rule 12b-1 distribution fee. Further, the fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 fees, if any; (ii) trustees' fees;
    (iii) federal registration fees; (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such, by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.

  As a result of 12b-1 fees, long term shareholders in the fund may pay more than the maximum permitted initial sales charge.

  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The Sweep Class is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.


EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Personal Investment Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
           ---------------------------------------------------------

           Personal Investment Class
                                      $79
                                             $274
                                                     $513
                                                             $1,201
           ---------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Personal Investment Class shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Personal Investment Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


PERSONAL
INVESTMENT
CLASS--ANNUAL
EXPENSE
RATIO 0.77%         YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8      YEAR 9
------------------------------------------------------------------------------------------------------------------------------

Cumulative Return
Before Expenses         5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%      55.13%

Cumulative Return
After Expenses          4.23%       8.64%      13.23%      18.02%      23.02%      28.22%      33.64%      39.30%      45.19%

End of Year
Balance           $10,423.00  $10,863.89  $11,323.44  $11,802.42  $12,301.66  $12,822.02  $13,364.39  $13,929.70  $14,518.93

Estimated Annual
Expenses          $    78.63  $    81.95  $    85.42  $    89.03  $    92.80  $    96.73  $   100.82  $   105.08  $   109.53
------------------------------------------------------------------------------------------------------------------------------


PERSONAL
INVESTMENT
CLASS--ANNUAL
EXPENSE
RATIO 0.77%         YEAR 10
-----------------------------

Cumulative Return
Before Expenses        62.89%

Cumulative Return
After Expenses         51.33%

End of Year
Balance           $15,133.08

Estimated Annual
Expenses          $   114.16
-----------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.


  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/ or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND
The Personal Investment Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS
The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the Fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an earlier close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of the fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Personal Investment Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years or periods shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.




                                                                       PERSONAL INVESTMENT CLASS
                                                     -------------------------------------------------------
                                                                                                 DECEMBER 4, 2000
                                                                                                   (DATE SALES
                                                                YEAR ENDED MARCH 31,              COMMENCED) TO
                                                     --------------------------------------         MARCH 31,
                                                         2005        2004     2003      2002           2001
                                                     -------       -------  -------  ------      ----------------
Net asset value, beginning of period                 $  1.00       $  1.00  $  1.00  $ 1.00           $ 1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.01         0.003     0.01    0.02/(a)/        0.01
------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income          (0.01)       (0.003)   (0.01)  (0.02)           (0.01)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  1.00       $  1.00  $  1.00  $ 1.00           $ 1.00
------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                       0.68%         0.28%    0.69%   1.66%            0.95%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $10,877       $10,394  $16,991  $5,102           $  722
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        0.77%/(c)/    0.77%    0.76%   0.72%            0.70%/(d)/
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements     1.02%/(c)/    1.02%    1.02%   1.03%            1.04%/(d)/
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    0.69%/(c)/    0.28%    0.66%   1.51%            3.35%/(d)/
------------------------------------------------------------------------------------------------------------------


/(a)/ Calculated using average shares outstanding.


/(b)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.


/(c)/ Ratios are based on average daily net assets of $10,494,220.


/(d)/ Annualized.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

DISTRIBUTION AND SERVICE (12B-1) FEES
The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class, that allows the fund to pay distribution and service fees to Fund Management Company (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                           INITIAL    ADDITIONAL
               CLASS                     INVESTMENTS* INVESTMENTS
               --------------------------------------------------
               Personal Investment Class   $10,000    no minimum
               --------------------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                               OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
Through a Financial            Contact your financial         Same
Intermediary                   intermediary.
                               The financial intermediary
                               should forward your completed
                               account application to the
                               transfer agent, AIM
                               Investment Services,
                               Inc. P.O. Box 0843 Houston,
                               TX 77001-0843 The financial
                               intermediary should call the
                               transfer agent at (800)
                               659-1005 to receive an
                               account number. Then, the
                               intermediary should use the
                               following wire instructions:

                               The Bank of New
                               York ABA/Routing #:
                               021000018 DDA 8900279915

                               For Further Credit to the
                               fund and Your Account #

By Telephone                   Open your account as           Call the transfer agent at
                               described above.               (800) 659-1005 and wire
                                                              payment for your purchase
                                                              order in accordance with the
                                                              wire instructions noted above.

By AIM LINK(R)                 Open your account as           Complete an AIM LINK(R)
                               described above.               Agreement. Mail the
                                                              application and agreement to
                                                              the transfer agent. Once your
                                                              request for this option has
                                                              been processed, you may place
                                                              your order via AIM LINK.
--------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES
We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
---------------------------------------------------------------------------------------------
Through a Financial Intermediary Contact your financial intermediary.

                                 Redemption proceeds will be sent in accordance with the
                                 wire instructions specified in the account application
                                 provided to the transfer agent. The transfer agent must
                                 receive your financial intermediary's instructions before
                                 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone                     A person who has been authorized to make transactions in
                                 the account application may make redemptions by telephone.
                                 You must call the transfer agent before 3:30 p.m. Eastern
                                 Time in order to effect the redemption at that day's
                                 closing price.

By AIM LINK(R)                   Place your redemption request via AIM LINK. The transfer
                                 agent must receive your redemption request normally before
                                 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between
                                 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
---------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS
All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and the size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The fund may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
  The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchases and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
 . The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
 . One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.
 . The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
 . Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.
  The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation of performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax return. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc., P. O. Box 0843, Houston, TX 77001-0843, or

                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The Fund's most recent portfolio holding, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731

                              [LOGO]

AIMinvestments.com TFIT-PRO-3 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

PRIVATE INVESTMENT CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Private Investment Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES                                        1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Annual Total Returns                                                       2

Performance Table                                                          2

FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Fee Table                                                                  3

Expense Example                                                            3

Hypothetical Investment and Expense Information                            4

DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The Advisor                                                                5

Advisor Compensation                                                       5

OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Investments in the Fund                                                    6

Dividends and Distributions                                                6

FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Distribution and Service (12b-1) Fees                                    A-1

Purchasing Shares                                                        A-1

Redeeming Shares                                                         A-2

Pricing of Shares                                                        A-3

Frequent Purchases and Redemptions of Fund Shares                        A-3

Taxes                                                                    A-3

OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.
  For cash management purposes, the fund may hold a portion of its assets in cash. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.
  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
_ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _
The following bar chart shows changes in the performance of the fund's Private Investment Class shares from year to year. Private Investment Class shares are not subject to sales loads.

                                    [CHART]

  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  3.48%     3.08%     3.29%     3.08%     2.88%     3.75%     2.40%     1.06%      0.63%     0.77%



  The Private Investment Class shares' year-to-date total return as of June 30, 2005 was 0.99%.



  During the periods shown in the bar chart, the highest quarterly return was 0.99% (quarter ended December 31, 2000) and the lowest quarterly return was 0.11% (quarter ended September 30, 2003).


PERFORMANCE TABLE

The following performance table reflects the performance of the Private Investment Class shares over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

 (for the periods ended December 31, 2004)                            INCEPTION
                                              1 YEAR 5 YEARS 10 YEARS   DATE
 ------------------------------------------------------------------------------

 Private Investment Class                     0.77%   1.71%   2.44%   04/01/92
 ------------------------------------------------------------------------------


For the current seven-day yield, call (800) 659-1005.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------


FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                (fees paid directly from               PRIVATE
                your investment)                      INVESTMENT
                                                        CLASS
                ------------------------------------------------

                Maximum Sales Charge (Load)
                Imposed on Purchases
                (as a percentage of
                offering price)
                                                         None

                Maximum Deferred
                Sales Charge (Load)
                (as a percentage of original purchase
                price or redemption
                proceeds, whichever is less)
                                                         None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                     (expenses that are deducted  PRIVATE
                     from fund assets)           INVESTMENT
                                                   CLASS
                     --------------------------------------

                        Management Fees             0.21%

                        Distribution and/or
                        Service (12b-1) Fees        0.50

                        Other Expenses              0.06

                        Total Annual Fund
                        Operating Expenses          0.77

                        Fee Waiver/2/               0.30

                        Net Annual Fund
                        Operating Expenses
                                                    0.47
                     --------------------------------------


 /1/ There is no guarantee that actual expenses will be the same as those shown in the table.


 /2/ The distributor has contractually agreed to waive 0.25% of the Rule 12b-1 distribution fee. Further, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 fees, if any;
     (ii) trustees' fees; (iii) federal registration fees; (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.


  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The Sweep Class of the fund is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Private Investment Class of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
            --------------------------------------------------------

            Private Investment Class  $48    $184    $367     $896
            --------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO



HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Private Investment Class shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Private Investment Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


PRIVATE
INVESTMENT
CLASS--ANNUAL
EXPENSE
RATIO 0.47%         YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8      YEAR 9
------------------------------------------------------------------------------------------------------------------------------

Cumulative Return
Before Expenses         5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%      55.13%

Cumulative Return
After Expenses          4.53%       9.27%      14.21%      19.39%      24.80%      30.45%      36.36%      42.54%      48.99%

End of Year
Balance           $10,453.00  $10,926.52  $11,421.49  $11,938.89  $12,479.72  $13,045.05  $13,635.99  $14,253.70  $14,899.39

Estimated Annual
Expenses          $    48.06  $    50.24  $    52.52  $    54.90  $    57.38  $    59.98  $    62.70  $    65.54  $    68.51
------------------------------------------------------------------------------------------------------------------------------


PRIVATE
INVESTMENT
CLASS--ANNUAL
EXPENSE
RATIO 0.47%         YEAR 10
-----------------------------

Cumulative Return
Before Expenses        62.89%

Cumulative Return
After Expenses         55.74%

End of Year
Balance           $15,574.33

Estimated Annual
Expenses          $    71.61
-----------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.


  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/ or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND
The Private Investment Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS
The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an earlier close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of the fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Private Investment Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.





                                                                    PRIVATE INVESTMENT CLASS
                                                     -----------------------------------------------------
                                                                      YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------
                                                          2005        2004      2003      2002      2001
                                                     --------       --------  --------  --------  --------
Net asset value, beginning of period                 $   1.00       $   1.00  $   1.00  $   1.00  $   1.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.01           0.01      0.01      0.02      0.04
-----------------------------------------------------------------------------------------------------------
Less distributions from net investment income           (0.01)         (0.01)    (0.01)    (0.02)    (0.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   1.00       $   1.00  $   1.00  $   1.00  $   1.00
-----------------------------------------------------------------------------------------------------------
Total return/(a)/                                        0.99%          0.59%     0.97%     1.91%     3.69%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $196,617       $150,399  $227,832  $179,095  $141,946
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         0.47%/(b)/     0.47%     0.47%     0.47%     0.45%
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      0.77%/(b)/     0.77%     0.77%     0.78%     0.79%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets     0.99%/(b)/     0.58%     0.95%     1.76%     3.60%
-----------------------------------------------------------------------------------------------------------


/(a)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


/(b)/ Ratios are based on average daily net assets of $179,347,860.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

DISTRIBUTION AND SERVICE (12B-1) FEES
The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class, that allows the fund to pay distribution and service fees to Fund Management Company (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                          INITIAL    ADDITIONAL
               CLASS                    INVESTMENTS* INVESTMENTS
               -------------------------------------------------
               Private Investment Class   $10,000    no minimum
               -------------------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                               OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
Through a Financial            Contact your financial         Same
Intermediary                   intermediary.
                               The financial intermediary
                               should forward your completed
                               account application to the
                               transfer agent, AIM
                               Investment Services,
                               Inc. P.O. Box 0843 Houston,
                               TX 77001-0843 The financial
                               intermediary should call the
                               transfer agent at (800)
                               659-1005 to receive an
                               account number. Then, the
                               intermediary should use the
                               following wire instructions:

                               The Bank of New
                               York ABA/Routing #:
                               021000018 DDA 8900279915

                               For Further Credit to the
                               fund and Your Account #

By Telephone                   Open your account as           Call the transfer agent at
                               described above.               (800) 659-1005 and wire
                                                              payment for your purchase
                                                              order in accordance with the
                                                              wire instructions noted above.

By AIM LINK(R)                 Open your account as           Complete an AIM LINK(R)
                               described above.               Agreement. Mail the
                                                              application and agreement to
                                                              the transfer agent. Once your
                                                              request for this option has
                                                              been processed, you may place
                                                              your order via AIM LINK.
--------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES
We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
---------------------------------------------------------------------------------------------
Through a Financial Intermediary Contact your financial intermediary.

                                 Redemption proceeds will be sent in accordance with the
                                 wire instructions specified in the account application
                                 provided to the transfer agent. The transfer agent must
                                 receive your financial intermediary's instructions before
                                 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone                     A person who has been authorized to make transactions in
                                 the account application may make redemptions by telephone.
                                 You must call the transfer agent before 3:30 p.m. Eastern
                                 Time in order to effect the redemption at that day's
                                 closing price.

By AIM LINK(R)                   Place your redemption request via AIM LINK. The transfer
                                 agent must receive your redemption request normally before
                                 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between
                                 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
---------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS
All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and the size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------


 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The fund may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
  The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchases and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
.. The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
.. One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.
.. The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
.. Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.
  The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation or performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

dividends and other tax-exempt interest on your federal income tax return. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc. P. O. Box 0843, Houston, TX 77001-0843, or

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731


                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

                              [LOGO]

AIMinvestments.com TFIT-PRO-2 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

RESERVE CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Reserve Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES                                        1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Annual Total Returns                                                       2

Performance Table                                                          2

FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Fee Table                                                                  3

Expense Example                                                            3

Hypothetical Investment and Expense Information                            4

DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The Advisor                                                                5

Advisor Compensation                                                       5

OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Investments in the Fund                                                    6

Dividends and Distributions                                                6

FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Distribution and Service (12b-1) Fees                                    A-1

Purchasing Shares                                                        A-1

Redeeming Shares                                                         A-2

Pricing of Shares                                                        A-3

Frequent Purchases and Redemptions of Fund Shares                        A-3

Taxes                                                                    A-3

OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended. For cash management purposes, the fund may hold a portion of its assets in cash. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.

  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
The following bar chart shows changes in the performance of the fund's Reserve Class shares from year to year. Reserve Class shares are not subject to sales loads.

                                    [CHART]

12/31/00        12/31/01        12/31/02        12/31/03        12/31/04
--------        --------        --------        --------        --------
  3.18%          1.84%           0.49%           0.09%            0.20%


  The Reserve Class shares' year-to-date total return as of June 30, 2005 was 0.38%.



  During the periods shown in the bar chart, the highest quarterly return was 0.85% (quarter ended December 31, 2000) and the lowest quarterly return was 0.01% (quarters ended September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004).


PERFORMANCE TABLE

The following performance table reflects the performance of the Reserve Class shares over the period indicated.

AVERAGE ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

(for the periods ended December 31, 2004)                     SINCE   INCEPTION
                                             1 YEAR 5 YEARS INCEPTION   DATE
-------------------------------------------------------------------------------

Reserve Class                                0.20%   1.15%    1.29%   06/01/99
-------------------------------------------------------------------------------


For the current seven-day yield, call (800) 659-1005.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                 (fees paid directly from              RESERVE
                 your investment)                       CLASS
                 ---------------------------------------------

                 Maximum Sales Charge (Load)
                 Imposed on Purchases
                 (as a percentage of
                 offering price)
                                                        None

                 Maximum Deferred
                 Sales Charge (Load)
                 (as a percentage of original purchase
                 price or redemption
                 proceeds, whichever is less)
                                                        None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                      (expenses that are deducted RESERVE
                      from fund assets)            CLASS
                      -----------------------------------

                      Management Fees              0.21%

                      Distribution and/or Service
                      (12b-1) Fees                 1.00

                      Other Expenses               0.06

                      Total Annual Fund
                      Operating Expenses           1.27

                      Fee Waiver/2/                0.18

                      Net Annual Fund
                      Operating Expenses/3/        1.09
                      -----------------------------------


/1/ There is no guarantee that actual expenses will be the same as those shown in the table.


/2/ The distributor has contractually agreed to waive 0.13% of the Rule 12b-1 distribution fee. Further, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 fees, if any;
    (ii) trustees' fees; (iii) federal registration fees; (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.


/3/ The distributor will increase 12b-1 distribution fees waiver to the extent necessary to maintain a minimum yield. Net Annual Fund Operating Expenses net of these agreements for the fiscal year ended March 31, 2005 is 1.07%.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.


  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The Sweep Class of the fund is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Reserve Class of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                 ---------------------------------------------

                 Reserve Class  $111   $366    $661    $1,501
                 ---------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Reserve Class shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Reserve Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


RESERVE CLASS--
ANNUAL EXPENSE
RATIO 1.09%         YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8      YEAR 9
------------------------------------------------------------------------------------------------------------------------------

Cumulative Return
Before Expenses         5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%      55.13%

Cumulative Return
After Expenses          3.91%       7.97%      12.19%      16.58%      21.14%      25.88%      30.80%      35.91%      41.23%

End of Year
Balance           $10,391.00  $10,797.29  $11,219.46  $11,658.14  $12,113.98  $12,587.63  $13,079.81  $13,591.23  $14,122.65

Estimated Annual
Expenses          $   111.13  $   115.48  $   119.99  $   124.68  $   129.56  $   134.62  $   139.89  $   145.36  $   151.04
------------------------------------------------------------------------------------------------------------------------------


RESERVE CLASS--
ANNUAL EXPENSE
RATIO 1.09%         YEAR 10
-----------------------------

Cumulative Return
Before Expenses        62.89%

Cumulative Return
After Expenses         46.75%

End of Year
Balance           $14,674.84

Estimated Annual
Expenses          $   156.95
-----------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.


  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/ or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND
The Reserve Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS
The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared for any day preceding a non-business day or days of the fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Reserve Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.




                                                                       RESERVE CLASS
                                                     ------------------------------------------------
                                                                   YEAR ENDED MARCH 31,
                                                     ------------------------------------------------
                                                         2005        2004     2003     2002     2001
                                                     -------       -------  -------  -------  -------
Net asset value, beginning of period                 $  1.00       $  1.00  $  1.00  $  1.00  $  1.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.004         0.001    0.004     0.01     0.03
------------------------------------------------------------------------------------------------------
Less distributions from net investment income         (0.004)       (0.001)  (0.004)   (0.01)   (0.03)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  1.00       $  1.00  $  1.00  $  1.00  $  1.00
------------------------------------------------------------------------------------------------------
Total return/(a)/                                       0.38%         0.08%    0.39%    1.35%    3.12%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $ 9,308       $14,030  $12,653  $18,200  $15,871
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.07%/(b)/    0.98%    1.05%    1.02%    1.00%
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements     1.27%/(b)/    1.27%    1.27%    1.28%    1.29%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    0.39%/(b)/    0.07%    0.37%    1.21%    3.05%
------------------------------------------------------------------------------------------------------


/(a)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


/(b)/ Ratios are based on average daily net assets of $10,302,991.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

DISTRIBUTION AND SERVICE (12B-1) FEES
The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class, that allows the fund to pay distribution and service fees to Fund Management Company (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                     INITIAL    ADDITIONAL
                     CLASS         INVESTMENTS* INVESTMENTS
                     --------------------------------------
                     Reserve Class   $10,000    no minimum
                     --------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                               OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
Through a Financial            Contact your financial         Same
Intermediary                   intermediary.
                               The financial intermediary
                               should forward your completed
                               account application to the
                               transfer agent, AIM
                               Investment Services,
                               Inc. P.O. Box 0843 Houston,
                               TX 77001-0843 The financial
                               intermediary should call the
                               transfer agent at (800)
                               659-1005 to receive an
                               account number. Then, the
                               intermediary should use the
                               following wire instructions:

                               The Bank of New
                               York ABA/Routing #:
                               021000018 DDA 8900279915

                               For Further Credit to the
                               fund and Your Account #

By Telephone                   Open your account as           Call the transfer agent at
                               described above.               (800) 659-1005 and wire
                                                              payment for your purchase
                                                              order in accordance with the
                                                              wire instructions noted above.

By AIM LINK(R)                 Open your account as           Complete an AIM LINK(R)
                               described above.               Agreement. Mail the
                                                              application and agreement to
                                                              the transfer agent. Once your
                                                              request for this option has
                                                              been processed, you may place
                                                              your order via AIM LINK.
--------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES
We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
---------------------------------------------------------------------------------------------
Through a Financial Intermediary Contact your financial intermediary.

                                 Redemption proceeds will be sent in accordance with the
                                 wire instructions specified in the account application
                                 provided to the transfer agent. The transfer agent must
                                 receive your financial intermediary's instructions before
                                 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone                     A person who has been authorized to make transactions in
                                 the account application may make redemptions by telephone.
                                 You must call the transfer agent before 3:30 p.m. Eastern
                                 Time in order to effect the redemption at that day's
                                 closing price.

By AIM LINK(R)                   Place your redemption request via AIM LINK. The transfer
                                 agent must receive your redemption request normally before
                                 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between
                                 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
---------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS
All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and the size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The fund may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
  The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchases and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
.. The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
.. One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.
.. The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
.. Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.
  The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation or performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

return. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its completed schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc., P. O. Box 0843, Houston, TX 77001-0843, or

                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731


                              [LOGO]

AIMinvestments.com TFIT-PRO-4 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

RESOURCE CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Resource Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES                                        1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Annual Total Returns                                                       2

Performance Table                                                          2

FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Fee Table                                                                  3

Expense Example                                                            3

Hypothetical Investment and Expense Information                            4

DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The Advisor                                                                5

Advisor Compensation                                                       5

OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Investments in the Fund                                                    6

Dividends and Distributions                                                6

FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Distribution and Service (12b-1) Fees                                    A-1

Purchasing Shares                                                        A-1

Redeeming Shares                                                         A-2

Pricing of Shares                                                        A-3

Frequent Purchases and Redemptions of Fund Shares                        A-3

Taxes                                                                    A-3

OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended. For cash management purposes, the fund may hold a portion of its assets in cash.
  Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.

  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _
The following bar chart shows changes in the performance of the fund's Resource Class shares from year to year. Resource Class shares are not subject to sales loads.

                                    [CHART]

12/31/00    12/31/01    12/31/02    12/31/03    12/31/04
--------    --------    --------    --------    --------
 3.85%        2.49%       1.15%       0.72%      0.86%




  The Resource Class shares' year-to-date total return as of June 30, 2005 was 1.08%.



  During the periods shown in the bar chart, the highest quarterly return was 1.01% (quarter ended December 31, 2000) and the lowest quarterly return was 0.14% (quarter ended September 30, 2003).


PERFORMANCE TABLE

The following performance table reflects the performance of the Resource Class shares over the period indicated.

AVERAGE ANNUAL TOTAL RETURNS

_ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _

(for the periods ended December 31, 2004)                     SINCE   INCEPTION
                                             1 YEAR 5 YEARS INCEPTION   DATE
-------------------------------------------------------------------------------

Resource Class                               0.86%   1.81%    1.98%   04/06/99
-------------------------------------------------------------------------------


For the current seven-day yield, call (800) 659-1005.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                 (fees paid directly from              RESOURCE
                 your investment)                       CLASS
                 ----------------------------------------------
                 Maximum Sales Charge (Load)
                 Imposed on Purchases
                 (as a percentage of
                 offering price)                         None
                 Maximum Deferred
                 Sales Charge (Load)
                 (as a percentage of original purchase
                 price or redemption
                 proceeds, whichever is less)            None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                      (expenses that are deducted RESOURCE
                      from fund assets)            CLASS
                      ------------------------------------
                         Management Fees            0.21%
                         Distribution and/or
                         Service (12b-1) Fees       0.20
                         Other Expenses             0.06

                         Total Annual Fund
                         Operating Expenses
                                                    0.47

                         Fee Waiver/2/
                                                    0.09

                         Net Annual Fund
                         Operating Expenses
                                                    0.38
                      ------------------------------------


/1/ There is no guarantee that actual expenses will be the same as those shown in the table.


/2/ The distributor has contractually agreed to waive 0.04% of the Rule 12b-1 distribution fee. Further, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 fees, if any;
    (ii) trustees' fees; (iii) federal registration fees; (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.



  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The Sweep Class of the fund is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Resource Class of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                 ----------------------------------------------

                 Resource Class
                                 $39
                                        $132
                                                $245
                                                         $574
                 ----------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Resource Class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Resource Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


RESOURCE
CLASS--ANNUAL
EXPENSE
RATIO 0.38%         YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8      YEAR 9
------------------------------------------------------------------------------------------------------------------------------

Cumulative Return
Before Expenses         5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%      55.13%

Cumulative Return
After Expenses          4.62%       9.45%      14.51%      19.80%      25.34%      31.13%      37.18%      43.52%      50.15%

End of Year
Balance           $10,462.00  $10,945.34  $11,451.02  $11,980.06  $12,533.54  $13,112.58  $13,718.39  $14,352.18  $15,015.25

Estimated Annual
Expenses          $    38.88  $    40.67  $    42.55  $    44.52  $    46.58  $    48.73  $    50.98  $    53.33  $    55.80
------------------------------------------------------------------------------------------------------------------------------


RESOURCE
CLASS--ANNUAL
EXPENSE
RATIO 0.38%         YEAR 10
-----------------------------

Cumulative Return
Before Expenses        62.89%

Cumulative Return
After Expenses         57.09%

End of Year
Balance           $15,708.95

Estimated Annual
Expenses          $    58.38
-----------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.


  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/ or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND
The Resource Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS
The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the Fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an earlier close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day.
  The dividend declared on any day preceding a non-business day or days of the fund will include the net income accrued on such non- business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Resource Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.




                                                                        RESOURCE CLASS
                                                     ----------------------------------------------------
                                                                     YEAR ENDED MARCH 31,
                                                     ----------------------------------------------------
                                                          2005        2004      2003      2002      2001
                                                     --------       --------  --------  --------  -------
Net asset value, beginning of period                 $   1.00       $   1.00  $   1.00  $   1.00  $  1.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.01           0.01      0.01      0.02     0.04
----------------------------------------------------------------------------------------------------------
Less distributions from net investment income           (0.01)         (0.01)    (0.01)    (0.02)   (0.04)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   1.00       $   1.00  $   1.00  $   1.00  $  1.00
----------------------------------------------------------------------------------------------------------
Total return/(a)/                                        1.08%          0.68%     1.06%     2.00%    3.78%
----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $289,621       $299,205  $260,178  $137,307  $15,464
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         0.38%/(b)/     0.38%     0.38%     0.38%    0.36%
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      0.47%/(b)/     0.47%     0.47%     0.48%    0.49%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets     1.08%/(b)/     0.67%     1.04%     1.84%    3.68%
----------------------------------------------------------------------------------------------------------


/(a)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


/(b)/ Ratios are based on average daily net assets of $254,992,427.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

DISTRIBUTION AND SERVICE (12B-1) FEES
The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class, that allows the fund to pay distribution and service fees to Fund Management Company (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                                     INITIAL    ADDITIONAL
CLASS                                              INVESTMENTS* INVESTMENTS
---------------------------------------------------------------------------
Resource Class                                       $10,000    no minimum
---------------------------------------------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                               OPENING AN ACCOUNT                   ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------
Through a Financial            Contact your financial intermediary. Same
Intermediary
                               The financial intermediary
                               should forward your completed
                               account application to the
                               transfer agent, AIM
                               Investment Services,
                               Inc. P.O. Box 0843 Houston,
                               TX 77001-0843 The financial
                               intermediary should call the
                               transfer agent at (800)
                               659-1005 to receive an
                               account number. Then, the
                               intermediary should use the
                               following wire instructions:

                               The Bank of New
                               York ABA/Routing #:
                               021000018 DDA 8900279915

                               For Further Credit to the
                               fund and Your Account #

By Telephone                   Open your account as                 Call the transfer agent at
                               described above.                     (800) 659-1005 and wire
                                                                    payment for your purchase
                                                                    order in accordance with the
                                                                    wire instructions noted above.

By AIM LINK(R)                 Open your account as
                               described above.                     Complete an AIM LINK(R) Agreement.
                                                                    Mail the application and
                                                                    agreement to the transfer
                                                                    agent. Once your request for
                                                                    this option has been
                                                                    processed, you may place your
                                                                    order via AIM LINK.
------------------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES
We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
---------------------------------------------------------------------------------------------
Through a Financial Intermediary Contact your financial intermediary.

                                 Redemption proceeds will be sent in accordance with the
                                 wire instructions specified in the account application
                                 provided to the transfer agent. The transfer agent must
                                 receive your financial intermediary's instructions before
                                 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone                     A person who has been authorized to make transactions in
                                 the account application may make redemptions by telephone.
                                 You must call the transfer agent before 3:30 p.m. Eastern
                                 Time in order to effect the redemption at that day's
                                 closing price.

By AIM LINK(R)                   Place your redemption request via AIM LINK. The transfer
                                 agent must receive your redemption request normally before
                                 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between
                                 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
---------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS
All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and the size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
  The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchases and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
.. The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
.. One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.
.. The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
.. Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.
The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation or performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

dividends and other tax-exempt interest on your federal income tax return. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc., P. O. Box 0843, Houston, TX 77001-0843, or

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731

                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.


                              [LOGO]

AIMinvestments.com TFIT-PRO-6 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                                Tax-Free Cash Reserve Portfolio

                                                                     PROSPECTUS

                                                                  JULY 29, 2005

SWEEP CLASS

Tax-Free Cash Reserve Portfolio seeks to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Sweep Class of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
..  is not FDIC insured;
..  may lose value; and
..  is not guaranteed by a bank.

                        TAX-FREE CASH RESERVE PORTFOLIO

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                                        1

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
PRINCIPAL RISKS OF INVESTING IN THE FUND                                   1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
PERFORMANCE INFORMATION                                                    2
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Annual Total Returns                                                       2
Performance Table                                                          2
FEE TABLE AND EXPENSE EXAMPLE                                              3
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Fee Table                                                                  3
Expense Example                                                            3
Hypothetical Investment and Expense Information                            4
DISCLOSURE OF PORTFOLIO HOLDINGS                                           4
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
FUND MANAGEMENT                                                            5
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
The Advisor                                                                5
Advisor Compensation                                                       5
OTHER INFORMATION                                                          6
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Investments in the Fund                                                    6
Dividends and Distributions                                                6
FINANCIAL HIGHLIGHTS                                                       7
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
SHAREHOLDER INFORMATION                                                  A-1
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Distribution and Service (12b-1) Fees                                    A-1
Purchasing Shares                                                        A-1
Redeeming Shares                                                         A-2
Pricing of Shares                                                        A-3
Frequent Purchases and Redemptions of Fund Shares                        A-3
Taxes                                                                    A-3
OBTAINING ADDITIONAL INFORMATION                                  Back Cover
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), and AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        TAX-FREE CASH RESERVE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------


The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
  The fund seeks to meet its objective by investing in high quality short-term (remaining maturities of 397 days or less) municipal obligations, the interest on which is excluded from gross income for federal income tax purposes and does not constitute an item of preference for purposes of the alternative minimum tax. The fund will invest its assets so that at least 80% of the fund's income will be exempt from federal income taxes. The fund attempts to invest its assets so that all of the fund's annual interest income will be tax-exempt. The fund will limit its purchase of municipal securities to those (1) rated in the highest rating category by two nationally recognized statistical rating organizations (NRSRO); (2) rated by only one NRSRO, if they are rated in the highest category by that NRSRO; and (3) that are unrated and are deemed to be of comparable quality by the portfolio managers. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.
  For cash management purposes, the fund may hold a portion of its assets in cash. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  Municipal securities include debt obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
  The fund's portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but consider whether to sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
  The following factors could reduce the fund's income and/or share price:

.. sharply rising or falling interest rates;

.. downgrades of credit ratings or defaults of any of the fund's holdings; or

.. the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.

  Synthetic municipal securities are short-term securities created by banks or other financial institutions that are collateralized by longer-term municipal securities. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.

                        TAX-FREE CASH RESERVE PORTFOLIO

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
The following bar chart shows changes in the performance of the fund's Institutional Class shares from year to year. Neither the Sweep Class shares nor the Institutional Class shares are subject to sales loads.

                                    [CHART]

12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  3.73%      3.34%      3.55%      3.34%     3.14%       4.01%      2.65%      1.31%      0.88%      1.02%


  The returns shown are those of the fund's Institutional Class shares, which are not offered in this prospectus. Sweep Class shares would have lower annual returns because, although the shares are invested in the same portfolio of securities, the Sweep Class has higher expenses. As of the date of this prospectus, the Sweep Class has not yet commenced operations.


  The Institutional Class shares' year-to-date total return as of June 30, 2005 was 1.24%.



  During the periods shown in the bar chart, Institutional Class' highest quarterly return was 1.05% (quarter ended December 31, 2000) and its lowest quarterly return was 0.18% (quarter ended September 30, 2003).


PERFORMANCE TABLE

The following performance table reflects the performance of the Institutional Class shares over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

 (for the periods ended December 31, 2004)                            INCEPTION
                                              1 YEAR 5 YEARS 10 YEARS   DATE
 ------------------------------------------------------------------------------

 Institutional Class                          1.02%   1.97%   3.69%   04/18/83
 ------------------------------------------------------------------------------


Once the Sweep Class has commenced operations, the current seven-day yield of Sweep Class may be obtained by calling (800) 659-1005.

                        TAX-FREE CASH RESERVE PORTFOLIO

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                  (fees paid directly from              SWEEP
                  your investment)                      CLASS
                  -------------------------------------------

                  Maximum Sales Charge (Load)
                  Imposed on Purchases
                  (as a percentage of
                  offering price)
                                                        None

                  Maximum Deferred
                  Sales Charge (Load)
                  (as a percentage of original purchase
                  price or redemption
                  proceeds, whichever is less)
                                                        None

ANNUAL FUND OPERATING EXPENSES/1/
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                       (expenses that are deducted SWEEP
                       from fund assets)           CLASS
                       ---------------------------------

                       Management Fees
                                                   0.21%

                       Distribution and/or Service
                       (12b-1) Fees
                                                   0.25

                       Other Expenses/2/
                                                   0.06

                       Total Annual Fund
                       Operating Expenses
                                                   0.52

                       Fee Waiver/3/
                                                   0.05

                       Net Annual Fund
                       Operating Expenses
                                                   0.47
                       ---------------------------------


/1/There is no guarantee that actual expenses will be the same as those shown in the table.

/2/Other Expenses are based on estimated amounts for the current fiscal year.

/3/The fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.22%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
   (i) Rule 12b-1 fees; (ii) trustees' fees; (iii) federal registration fees;
   (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's board of trustees; (vii) expenses related to a merger or reorganization, as approved by the fund's board of trustees and (viii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation is in effect through March 31, 2007.



  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution. Your financial institution may charge you additional fees for participation in a sweep program. The fund consists of eight classes of shares that share a common investment objective and portfolio of investments. The Sweep Class of the fund is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses. The Statement of Additional Information contains more detailed information about each of the classes of the fund, including information about Rule 12b-1 fees and expenses of the classes.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Sweep Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  -------------------------------------------

                  Sweep Class
                               $48
                                      $156
                                              $280
                                                       $643
                  -------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in the Sweep Class shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Sweep Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


SWEEP CLASS--
ANNUAL EXPENSE
RATIO 0.47%           YEAR 1      YEAR 2    YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7      YEAR 8      YEAR 9
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Return
 Before Expenses          5.00%      10.25%      15.76%      21.55%      27.63%      34.01%      40.71%      47.75%      55.13%
Cumulative Return
 After Expenses           4.53%       9.27%      14.21%      19.39%      24.80%      30.45%      36.36%      42.54%      48.99%
End of Year Balance $10,453.00  $10,926.52  $11,421.49  $11,938.89  $12,479.72  $13,045.05  $13,635.99  $14,253.70  $14,899.39
Estimated Annual
 Expenses           $    48.06  $    50.24  $    52.52  $    54.90  $    57.38  $    59.98  $    62.70  $    65.54  $    68.51
--------------------------------------------------------------------------------------------------------------------------------


SWEEP CLASS--
ANNUAL EXPENSE
RATIO 0.47%         YEAR 10
-------------------------------
Cumulative Return
 Before Expenses         62.89%
Cumulative Return
 After Expenses          55.74%
End of Year Balance $15,574.33
Estimated Annual
 Expenses           $    71.61
-------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund makes available to institutions that maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, Qualified Persons) information regarding the fund's portfolio holdings as detailed below. The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com) (Qualified Persons may obtain access to the website by calling the distributor toll free at 1-800-659-1005, option 2). To locate the fund's portfolio holdings information, access the fund's overview page, and links to the following fund information will be found in the upper right side of this website page:

                               APPROXIMATE DATE OF POSTING    INFORMATION REMAINS AVAILABLE
INFORMATION AVAILABLE          TO WEBSITE                     ON WEBSITE
--------------------------------------------------------------------------------------------
Weighted average maturity      Next business day              Until posting of the
information; thirty-day,                                      following business day's
seven-day and one-day yield                                   information
information; daily dividend
factor and total net assets

Complete portfolio holdings    1 day after month end          Until posting of the fiscal
as of month end and                                           quarter holdings for the
information derived from                                      months included in the fiscal
holdings                                                      quarter
--------------------------------------------------------------------------------------------

  A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        TAX-FREE CASH RESERVE PORTFOLIO

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.



  On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


  Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.


  Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

  As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2005, the advisor received compensation of 0.16% of average daily net assets.


  The advisor, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/ or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the fund described in this prospectus. Because they are not paid by the fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services of the fund. Also, please see the fund's Statement of Additional Information for more information on these types of payments.

                        TAX-FREE CASH RESERVE PORTFOLIO

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND
The Sweep Class is designed to be a convenient and economical way to invest in an open-end diversified money market fund, whose income is excluded from gross income for purposes of federal income taxes. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in municipal securities directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS
The fund generally declares dividends on each business day and pays any dividends monthly. See "Pricing of Shares--Timing of Orders" for a description of the fund's business days. Dividends are paid on settled shares of the fund as of 3:30 p.m. Eastern Time. If the fund closes early on a business day, the fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the fund prior to 3:30 p.m. Eastern Time, or an earlier close time on any day that the fund closes early, and shareholders whose redemption proceeds have not been wired to them on any business day or day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of the fund will include the net income accrued on such non-business days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains, if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                        TAX-FREE CASH RESERVE PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Institutional Class. Certain information reflects financial results for a single fund share.
  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years shown below has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Audit Committee of the Board of Trustees (the "Board") of the fund has appointed a new independent registered public accounting firm for the fund's current fiscal year (2006). Such appointment was ratified and approved by the Board. For information regarding the change in independent auditors, see the Statement of Additional Information.

  As of the date of this prospectus, the Sweep Class has not yet commenced operations, and, therefore, financial information is not available.



                                                                          INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------------
                                                           2005          2004        2003        2002       2001
                                                     ----------       ----------  ----------  ----------  --------
Net asset value, beginning of period                 $     1.00       $     1.00  $     1.00  $     1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                     0.01             0.01        0.01        0.02      0.04
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income             (0.01)           (0.01)      (0.01)      (0.02)    (0.04)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     1.00       $     1.00  $     1.00  $     1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                          1.24%            0.84%       1.22%       2.17%     3.95%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $2,117,055       $1,953,769  $1,321,224  $1,239,058  $929,921
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           0.22%/(b)/       0.22%       0.22%       0.22%     0.20%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        0.27%/(b)/       0.27%       0.27%       0.28%     0.29%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       1.24%/(b)/       0.83%       1.20%       2.01%     3.84%
-------------------------------------------------------------------------------------------------------------------


/(a)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


/(b)/ Ratios are based on average daily net assets of $1,951,289,628.

                        TAX-FREE CASH RESERVE PORTFOLIO

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund consists of eight classes of shares that share a common investment objective and portfolio of investments, one of which, the Sweep Class, is not currently offered to the public. The eight classes differ only with respect to distribution arrangements and any applicable associated Rule 12b-1 fees and expenses.

DISTRIBUTION AND SERVICE (12B-1) FEES
The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class, that allows the fund to pay distribution and service fees to Fund Management Company (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

MINIMUM INVESTMENTS PER FUND ACCOUNT
The minimum investments for fund accounts are as follows:

                                    INITIAL    ADDITIONAL
                      CLASS       INVESTMENTS* INVESTMENTS
                      ------------------------------------
                      Sweep Class   $10,000    no minimum
                      ------------------------------------

* An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

HOW TO PURCHASE SHARES
You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                               OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
Through a Financial            Contact your financial                            Same
Intermediary                   intermediary.
                               The financial intermediary
                               should forward your completed
                               account application to the
                               transfer agent, AIM
                               Investment Services,
                               Inc. P.O. Box 0843 Houston,
                               TX 77001-0843 The financial
                               intermediary should call the
                               transfer agent at (800)
                               659-1005 to receive an
                               account number. Then, the
                               intermediary should use the
                               following wire instructions:

                               The Bank of New
                               York ABA/Routing #:
                               021000018 DDA 8900279915

                               For Further Credit to the fund and Your Account #

By Telephone                   Open your account as                              Call the transfer agent at
                               described above.                                  (800) 659-1005 and wire
                                                                                 payment for your purchase
                                                                                 order in accordance with the
                                                                                 wire instructions noted above.

By AIM LINK(R)                 Open your account as                              Complete an AIM LINK(R)
                               described above.                                  Agreement. Mail the
                                                                                 application and agreement to
                                                                                 the transfer agent. Once your
                                                                                 request for this option has
                                                                                 been processed, you may place
                                                                                 your order via AIM LINK.
---------------------------------------------------------------------------------------------------------------

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

REDEEMING SHARES

REDEMPTION FEES
We will not charge you any fees to redeem your shares. Your broker or financial intermediary may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
---------------------------------------------------------------------------------------------
Through a Financial Intermediary Contact your financial intermediary.

                                 Redemption proceeds will be sent in accordance with the
                                 wire instructions specified in the account application
                                 provided to the transfer agent. The transfer agent must
                                 receive your financial intermediary's instructions before
                                 3:30 p.m. Eastern Time in order to effect the redemption at that day's closing price.

By Telephone                     A person who has been authorized to make transactions in
                                 the account application may make redemptions by telephone.
                                 You must call the transfer agent before 3:30 p.m. Eastern
                                 Time in order to effect the redemption at that day's
                                 closing price.

By AIM LINK(R)                   Place your redemption request via AIM LINK. The transfer
                                 agent must receive your redemption request normally before
                                 3:00 p.m. Eastern Time in order to effect the redemption at that day's closing price. Orders for shares placed between
                                 3:00 and 3:30 p.m. Eastern Time may only be transmitted by telephone.
---------------------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS
All redemption orders are processed at the net asset value next determined after the transfer agent receives a redemption order.
  We will normally wire payment for redemptions received prior to 3:30 p.m. Eastern Time on the same day. However, depending on such factors as market liquidity and the size of redemption, for a redemption request received by the transfer agent between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, proceeds may not be wired until the next business day. If the transfer agent receives a redemption request on a business day after 3:30 p.m. Eastern Time, the redemption will be effected at the net asset value of the fund determined on the next business day, and the transfer agent will normally wire redemption proceeds on such next business day.
  If the fund exercises its discretion to close early on a business day, as described in the "Pricing of Shares--Timing of Orders" section of this prospectus, the fund may not provide same day settlement of redemption orders.
  If proceeds are not wired on the same day, shareholders will normally accrue dividends until the day the proceeds are wired. Dividends payable up to the date of redemption on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request that dividends payable up to the date of redemption accompany the proceeds of the redemption.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY AIM LINK(R)
If you redeem via AIM LINK, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We are not liable for AIM LINK instructions that are not genuine.

REDEMPTIONS BY THE FUND
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

 The fund and its agents reserve the right at any time to:
..  reject or cancel any part of any purchase order;
.. modify any terms or conditions of purchase of shares of the fund; or .. withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares every fifteen minutes throughout each business day beginning at 8:00 a.m. Eastern Time. The last net asset value determination on a business day will generally occur at 3:30 p.m. Eastern Time.
  If the fund closes early on a business day, as described below under "Pricing of Shares--Timing Orders", the last net asset value calculation will occur as of the time of such closing.
  The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders on each business day at the net asset value calculated after the transfer agent receives an order in good form.
  A business day is any day that the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business. The fund is authorized not to open for trading on a day that is otherwise a business day if the bond market association recommends that government securities dealers not open for trading; any such day will not be considered a business day. The fund also may close early on a business day if the bond market association recommends that government securities dealers close early.
  If the financial intermediary through which you place purchase and redemption orders, in turn, places its orders to the transfer agent through the NSCC, the transfer agent may not receive those orders until the next business day after the order has been entered into the NSCC.
  The fund may postpone the right of redemption under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.
  The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day.
  During the period between 12:30 p.m. Eastern Time and 3:30 p.m. Eastern Time, the fund may, in its discretion, refuse to accept purchase orders and may not provide same-day settlement of redemption orders. On days that the fund closes early, the fund may, in its discretion, refuse to accept purchase orders and may not provide same day settlement of redemption orders for such purchases and redemption orders received by the transfer agent (i) if the fund closes after 12:30 p.m. Eastern Time, between 12:30 p.m. Eastern Time and the time the fund closes, and (ii) if the fund closes on or before 12:30 p.m. Eastern Time, during the thirty minute period prior to the last net asset value determination.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board of the fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the fund's shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
 . The fund is offered to investors as a cash management vehicle. Investors must perceive an investment in such fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
 . One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the fund will be detrimental to the continuing operations of the fund.
 . The fund's portfolio securities are valued on the basis of amortized cost, and the fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
 . Because the fund seeks to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in the fund. Imposition of redemption fees would run contrary to investor expectations.
  The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.
  The fund and its agents reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the fund determines that such purchase may disrupt the fund's operation of performance.

TAXES
You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest

                        TAX-FREE CASH RESERVE PORTFOLIO

--------------------------------------------------------------------------------

dividends and other tax-exempt interest on your federal income tax return. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund intends to avoid investment in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. The fund will try to avoid investments that result in taxable dividends.
  To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.
  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

Obtaining Additional Information
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds(R) or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at, AIM Investment Services, Inc., P. O. Box 0843, Houston, TX 77001-0843, or

                 By Telephone:    (800) 659-1005

                 On the Internet: You can send us a request
                                  by e-mail or download
                                  prospectuses, SAI, annual or
                                  semiannual reports via our
                                  website:
                                  HTTP://WWW.AIMINVESTMENTS.COM

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

  Tax-Free Cash Reserve Portfolio, a series of Tax-Free Investments Trust SEC 1940 Act file number: 811-2731

                              [LOGO]

AIMinvestments.com TFIT-PRO-7 Your goals. Our solutions.(R) AIM INVESTMENTS(R)

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           TAX-FREE INVESTMENTS TRUST

                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (800) 659-1005

                                   ----------

      THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH CLASS OF THE TAX-FREE CASH RESERVE PORTFOLIO OF TAX-FREE INVESTMENTS TRUST LISTED BELOW. THIS
 STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ
           IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASSES OF THE
   TAX-FREE CASH RESERVE PORTFOLIO LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY
         PROSPECTUS FOR ANY CLASS OF THE TAX-FREE CASH RESERVE PORTFOLIO
                           LISTED BELOW BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 0843
                            HOUSTON, TEXAS 77001-0843
                          OR BY CALLING (800) 659-1005

                                   ----------

         THIS STATEMENT OF ADDITIONAL INFORMATION, DATED July 29, 2005,
                     RELATES TO THE FOLLOWING PROSPECTUSES:



               CLASS                                      DATED
               -----                                      -----
       Cash Management Class                          July 29, 2005
          Corporate Class                             July 29, 2005
        Institutional Class                           July 29, 2005
     Personal Investment Class                        July 29, 2005
      Private Investment Class                        July 29, 2005
           Reserve Class                              July 29, 2005
           Resource Class                             July 29, 2005
            Sweep Class                               July 29, 2005

                           TAX-FREE INVESTMENTS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST                                            1
      Portfolio History                                                        1
      Shares of Beneficial Interest                                            1
DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS                     2

      Classification                                                           2
      Investment Strategies and Risks                                          2
            Debt Investments                                                   5
            Other Investments                                                  7
            Investment Techniques                                              8
            Additional Securities or Investment Techniques                     9
      Diversification Requirements                                            10
      Portfolio Policies                                                      10
      Temporary Defensive Positions                                           12
      Policies and Procedures for Disclosure of Portfolio Holdings            12
MANAGEMENT OF THE TRUST                                                       14
      Board of Trustees                                                       14
      Management Information                                                  14
            Trustee Ownership of Portfolio Shares                             16
            Approval of Investment Advisory Agreement and Summary
             of Independent Written Fee Evaluation                            16
      Compensation                                                            18
            Retirement Plan For Trustees                                      19
            Deferred Compensation Agreements                                  19
      Codes of Ethics                                                         19
      Proxy Voting Policies                                                   19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           20
INVESTMENT ADVISORY AND OTHER SERVICES                                        20
      Investment Advisor                                                      20
      Marketing Support and Administrative Support Payments                   21
      Service Agreements                                                      21
      Other Service Providers                                                 21
TRADING PRACTICES                                                             22
      Portfolio Transactions                                                  22
      Commissions                                                             22
      Selection of Broker-Dealers                                             22
      Regular Brokers or Dealers                                              23
      Allocation of Portfolio Transactions                                    23
PURCHASE, REDEMPTION AND PRICING OF SHARES                                    24
      Purchase and Redemption of Shares                                       24
      Offering Price                                                          24

      Calculation of Net Asset Value                                          30
      Redemption in Kind                                                      30
      Backup Withholding                                                      30
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS                                      31
      Dividends and Distributions                                             31
      Tax Matters                                                             32
DISTRIBUTION OF SECURITIES                                                    35
      Distribution Plan                                                       35
      Distributor                                                             38
BANKING REGULATIONS                                                           38
CALCULATION OF PERFORMANCE DATA                                               39
      Yield Quotation                                                         39
      Performance Information                                                 39
PENDING LITIGATION                                                            41
APPENDICES:
RATINGS OF DEBT SECURITIES                                                   A-1
EXAMPLES OF PERSONS TO WHOM AIM PROVIDES NON-PUBLIC
 PORTFOLIO HOLDINGS ON AN ONGOING BASIS                                      B-1
TRUSTEES AND OFFICERS                                                        C-1
TRUSTEE COMPENSATION TABLE                                                   D-1
PROXY VOTING POLICIES                                                        E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          F-1
MANAGEMENT FEES                                                              G-1
ADMINISTRATIVE SERVICES FEES                                                 H-1
PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS                        I-1
AMOUNTS PAID TO FUND MANAGEMENT COMPANY PURSUANT TO DISTRIBUTION PLAN        J-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN                 K-1
PERFORMANCE DATA                                                             L-1
PENDING LITIGATION                                                           M-1
FINANCIAL STATEMENTS                                                          FS

                       GENERAL INFORMATION ABOUT THE TRUST

PORTFOLIO HISTORY

        Tax-Free Investments Trust (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of one portfolio: Tax-Free Cash Reserve Portfolio (the "Portfolio"). Under the Agreement and Declaration of Trust, dated July 22, 2003, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

        The Trust was originally incorporated on January 24, 1977 as Tax-Free Investments Co. ("TFIC"), a Maryland corporation. The Trust was reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and was reorganized as a Maryland corporation on May 1, 1992. The Trust was reorganized as a Delaware statutory trust on November 4, 2003. The Portfolio acquired all the assets and assumed all of the liabilities of Cash Reserve Portfolio, the sole series portfolio with the corresponding name of Tax-Free Investments Co. All historical, financial and other information contained in this Statement of Additional Information for periods prior to November 4, 2003 relating to the Portfolio (or a class thereof) is that of the predecessor portfolio (or the corresponding class thereof).

SHARES OF BENEFICIAL INTEREST

        Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

        The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the Portfolio. These assets constitute the underlying assets of the Portfolio, are segregated on the Portfolio's books of account, and are charged with the expenses of the Portfolio and its respective classes. The Portfolio allocates any general expenses of the Trust not readily identifiable as belonging to the Portfolio by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.


        Each share of the Portfolio represents an equal proportionate interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Board. The Portfolio consists of eight separate classes of shares: Cash Management Class, Corporate Class, Institutional Class, Personal Investment Class, Private Investment Class, Reserve Class, Resource Class and Sweep Class. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing dividends and distributions. If the Trust is ever liquidated, shareholders of each class are entitled to share pro rata in the assets belonging to the Portfolio allocable to such class which are available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class.


        All classes of shares of the Portfolio have identical voting, dividend, liquidation and other rights on the same terms and conditions except that each class of shares has different shareholder qualifications, bears differing class-specific expenses, and has exclusive voting rights on matters pertaining to that class' distribution plan, if any.

        Except as specifically noted above, shareholders of the Portfolio are entitled to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares of the Portfolio. On matters affecting an individual class of shares, a separate vote of shareholders of the class is required. Shareholders of a class are not entitled to vote on any matter which does not affect the class but that requires a separate vote of another class. An example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of the Portfolio are fully paid and nonassessable, have no preemptive, conversion or subscription rights, and are freely transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of fewer than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

        Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of the Portfolio for all losses and expenses of any shareholder of the

Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring direct financial loss due to shareholder liability is limited to circumstances in which the complaining party is not held to be bound by the disclaimer and the Portfolio is unable to meet its obligations.

        The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.

        SHARE CERTIFICATES. Shareholders of the Portfolio do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may do so.

           DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

        The Trust is an open-end management investment company. The Portfolio is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS


        The table on the following pages identifies various securities and investment techniques used by A I M Advisors, Inc. ("AIM") in managing the funds comprising The AIM Family of Funds(R) including the Portfolio and other mutual funds advised by AIM or A I M Capital Management, Inc. The table has been marked to indicate those securities in which the Portfolio may invest and investment techniques that AIM may use to manage the Portfolio. The Portfolio may not choose all of these investment techniques at any one time. The Portfolio's transactions in a particular security or use of a particular investment technique is subject to limitations imposed by the Portfolio's investment objectives, policies and restrictions described in the Portfolio's Prospectuses and/or this Statement of Additional Information, as well as federal securities laws. The Portfolio's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Portfolio utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolio's Prospectuses; where a particular type of security or investment technique is not discussed in the Portfolio's Prospectuses, that security or investment technique is not a principal investment strategy.

                           TAX-FREE INVESTMENTS TRUST
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                           TAX-FREE
SECURITY/INVESTMENT TECHNIQUE                                                                       CASH RESERVE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                              EQUITY INVESTMENTS
Common Stock
Preferred Stock
Convertible Securities
Alternative Equity Securities

                                                              FOREIGN INVESTMENTS
Foreign Securities
Foreign Government Obligations
Foreign Exchange Transactions

                                                               DEBT INVESTMENTS
U.S. Government Obligations
Rule 2a-7 Requirements                                                                                        X
Mortgage-Backed and Asset-Backed Securities
Collateralized Mortgage Obligations
Bank Instruments
Commercial Instruments
Participation Interests

                                                                                                          TAX-FREE
SECURITY/INVESTMENT TECHNIQUE                                                                      CASH RESERVE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
Municipal Securities                                                                                          X
Municipal Lease Obligations                                                                                   X
Investment Grade Corporate Debt Obligations                                                                   X
Junk Bonds
Liquid Assets                                                                                                 X

                                                              OTHER INVESTMENTS
REITs
Other Investment Companies                                                                                    X
Defaulted Securities
Municipal Forward Contracts
Variable or Floating Rate Instruments                                                                         X
Indexed Securities
Zero-Coupon and Pay-in-Kind Securities
Synthetic Municipal Instruments                                                                               X

                                                                                                         TAX-FREE
SECURITY/INVESTMENT TECHNIQUE                                                                     CASH RESERVE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT TECHNIQUES

Delayed Delivery Transactions                                                                                 X

When-Issued Securities                                                                                        X
Short Sales
Margin Transactions
Swap Agreements
Interfund Loans                                                                                               X
Borrowing                                                                                                     X
Lending Portfolio Securities
Repurchase Agreements
Reverse Repurchase Agreements
Dollar Rolls
Illiquid Securities                                                                                           X
Rule 144A Securities                                                                                          X
Unseasoned Issuers
Portfolio Transactions
Sale of Money Market Securities                                                                               X
Standby Commitments

                                                                  DERIVATIVES
Equity-Linked Derivatives
Put Options
Call Options
Straddles
Warrants
Futures Contracts and Options on Futures
Contracts
Forward Currency Contracts
Cover

                                                   ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
Investments in Entities with Relationships
 with the Funds/Advisor                                                                                       X

Debt Investments


        RULE 2A-7 REQUIREMENTS. Money market instruments in which the Portfolio will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Portfolio acquires the security, that NRSRO.

        The Portfolio will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

        MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

        Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipally. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters--Tax Matters."

        The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Portfolio's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities in the Portfolio will vary from time to time.

        Municipal Securities also include the following securities:

        . Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

        . Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

        . Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

        . Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

        Subsequent to its purchase by the Portfolio, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another NRSRO, or the rating of such a security may be reduced below the minimum rating required for purchase by the Portfolio. Neither event would require the Portfolio to dispose of the security, but AIM will consider such events to be relevant in determining whether the Portfolio should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Portfolio will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

        There is a risk that some or all of the interest received by the Portfolio from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service.

        Maturities. The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by holders of a class of a Portfolio will be the yield realized by the Portfolio on its investments reduced by the general expenses of the Portfolio and those expenses attributable to such class. The market values of the Municipal Securities held by the Portfolio will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

        The Portfolio will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Portfolio invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Portfolio is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

        MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Portfolio may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Portfolio in municipal lease obligations shall be deemed illiquid and shall be valued according to the Portfolio's Procedures for Valuing Securities current at the time of such valuation.

        INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. The Portfolio may invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, banks and corporations and short-term fixed income securities; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks. The Portfolio may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Portfolio generally intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt. See also "Dividends, Distributions and Tax Matters."

        LIQUID ASSETS. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash.

        Descriptions of debt securities ratings are found in Appendix A.

Other Investments

        OTHER INVESTMENT COMPANIES. With respect to the Portfolio's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Portfolio has obtained an exemptive order from the Securities and Exchange Commission ("SEC") allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Portfolio.

        The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Portfolio may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Portfolio may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Portfolio may not invest more than 10% of its total assets in securities issued by other investment companies.

        VARIABLE OR FLOATING RATE INSTRUMENTS. The Portfolio may invest in Eligible Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by the Portfolio are subject to payment of principal and accrued interest (usually within seven days) on the Portfolio's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Portfolio. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Portfolio.

        SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. The Portfolio may invest in synthetic municipal instruments, the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Portfolio may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificate evidencing interests in the trust or custodial account to investors such as the Portfolio. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to a liquidity provider at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

        All such instruments must meet the minimum quality standards required for the Portfolio's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Portfolio, AIM considers the creditworthiness of the issuer of the Underlying Bond, a liquidity provider and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

        The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Portfolio on certain synthetic municipal instruments would be deemed to be taxable. The Portfolio relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Investment Techniques

        DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Portfolio to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Portfolio may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

        Investment in securities on a delayed delivery basis may increase the Portfolio's exposure to market fluctuation and may increase the possibility that the Portfolio will incur short-term gains subject to federal taxation or short-term losses if the Portfolio must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Portfolio will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by the Portfolio if, as a result, more than 25% of the Portfolio's total assets would become so committed.

        The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Portfolio and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Portfolio until settlement. Absent extraordinary circumstances, the Portfolio will not sell or otherwise transfer the delayed delivery securities prior to settlement.

        WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

        Securities purchased on a when-issued basis and the securities held in the Portfolio's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Portfolio is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Portfolio's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Portfolio to meet its obligations under when-issued commitments, the Portfolio will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

        Investment in securities on a when-issued basis may increase the Portfolio's exposure to market fluctuation and may increase the possibility that the Portfolio will incur short-term gains subject to federal taxation or short-term losses if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment. The Portfolio will employ techniques designed to reduce such risks. If the Portfolio purchases a when-issued security, the Portfolio will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Portfolio's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by the Portfolio if, as a result, more than 25% of the Portfolio's total assets would become so committed.

        MARGIN TRANSACTIONS AND SHORT SALES. The Portfolio does not intend to engage in margin transactions or short sales of securities. The Portfolio will not sell securities short or purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

        INTERFUND LOANS. The Portfolio may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and the Portfolio may borrow from other AIM Funds to the extent permitted under the Portfolio's investment restrictions. During temporary or emergency periods, the percentage of the Portfolio's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Portfolio cannot make any additional investments. If the Portfolio has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio's total assets, the Portfolio will secure all of its loans from other AIM Funds. The ability of the Portfolio to lend its securities to other AIM Funds is subject to certain other terms and conditions.

        BORROWING. The Portfolio may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Portfolio may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling portfolio securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Portfolio's borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

        ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

        The Portfolio may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Portfolio from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

        RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review the Portfolio's holdings of illiquid securities to determine what, if any, action is required to assure that the Portfolio complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of the Portfolio's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

        SALE OF MONEY MARKET SECURITIES. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio securities prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.


Additional Securities or Investment Techniques

        Investments in Entities with Relationships with the Portfolio/Advisor. The Portfolio may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Portfolio will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

DIVERSIFICATION REQUIREMENTS

        As a money market fund, the Portfolio is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of Municipal Securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to Municipal Securities with demand features or guarantees.

        The issuer diversification requirement provides that the Portfolio may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal and interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the Municipal Securities secures repayment of such securities.

        The diversification requirement applicable to Municipal Securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Portfolio may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Portfolio to sell a Municipal Security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security).

PORTFOLIO POLICIES

        FUNDAMENTAL RESTRICTIONS. The investment restrictions set forth below have been adopted by the Portfolio and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Portfolio's assets will not cause a violation of the following investment restrictions as long as percentage restrictions are observed by the Portfolio at the time it purchases any security.

                (1) The Portfolio is a "diversified company" as defined in the 1940 Act. The Portfolio will not purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Portfolio may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Portfolio may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

                (2) The Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

                (3) The Portfolio may not underwrite the securities of other issuers. This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

                (4) The Portfolio will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Portfolio's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) bank instruments. In complying with this restriction, the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

                (5) The Portfolio may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

                (6) The Portfolio may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

                (7) The Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Portfolio, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Portfolio from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

                (8) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

                (9) The Portfolio will limit its purchases of municipal securities to "First Tier" securities, as such term is defined from time to time in Rule 2a-7 under the 1940 Act.

                (10) The Portfolio's assets will be invested so that at least 80% of the Portfolio's income will be exempt from federal income taxes.

        The investment restrictions set forth above provide the Portfolio with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Portfolio has this flexibility, the Board has adopted non-fundamental restrictions for the Portfolio relating to certain of these restrictions which AIM must follow in managing the Portfolio. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

        NON-FUNDAMENTAL RESTRICTIONS. In addition, the Portfolio has the following non-fundamental policies, which may be changed by the Board without shareholder approval:

                (1) In complying with the fundamental restriction regarding issuer diversification, the Portfolio will not, with respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. The Portfolio may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

                (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Portfolio may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Portfolio may borrow from banks, broker-dealers or an AIM Advised Fund. The Portfolio may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Portfolio may not purchase additional securities when any borrowings from banks exceed 5% of the Portfolio's total assets or when any borrowings from an AIM Advised Fund are outstanding.

                (3) In complying with the fundamental restriction regarding industry concentration, the Portfolio may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

                (4) In complying with the fundamental restriction with regard to making loans, the Portfolio may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

                (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end portfolio, the Portfolio may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Portfolio.

                (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Portfolio currently may not invest in futures contracts and options thereon or invest in securities that are secured by physical commodities.


                (7) The Portfolio may not acquire any securities of registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


        The Portfolio will not invest 25% of its assets in: (i) securities whose issuers are located in the same state; (ii) securities the interest upon which is paid from revenues of similar type projects; and (iii) industrial development bonds. The policy described in (ii) does not apply, however, if the securities are subject to a guarantee. For securities subject to a guarantee, the Portfolio does not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the Portfolio's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

TEMPORARY DEFENSIVE POSITIONS

        In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash or cash equivalents.


POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

        The Board has adopted policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings (the "Holdings Disclosure
Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities are provided below.

        PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Portfolio makes available to institutions that maintain accounts with the Portfolio, beneficial owners of the Portfolio's shares and prospective investors (collectively, "Qualified Persons") information regarding or derived from the Portfolio's portfolio holdings. The
Portfolio discloses the following portfolio holdings information on http://www.aiminvestments.com /1/:



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                                        APPROXIMATE DATE OF POSTING TO      INFORMATION REMAINS AVAILABLE
       INFORMATION AVAILABLE                        WEBSITE                           ON WEBSITE
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
Weighted average maturity                   Next business day              Until posting of the  following
information; thirty-day, seven-day                                         business day's information
and one-day yield information;
daily dividend factor and total net
assets

Complete portfolio holdings as of           1 day after month end          Until posting of the fiscal
month end and information derived                                          quarter holdings for the months
from holdings                                                              included in the fiscal quarter

Complete portfolio holdings as of           60-70 days after fiscal        For one year
fiscal quarter end                          quarter end



        Qualified Persons may obtain access to the website, as well as the information noted above, by calling the distributor toll free at 1-800-659-1005, option 2. The Portfolio's distributor's vice president/sale and administration manager are authorized to determine whether any entity or individual is a Qualified Person or is acting on behalf of a Qualified Person, and to disclose portfolio information to such Qualified Person. If a beneficial owner who is not a record owner requests portfolio information, such information will be sent to the record owner for distribution to the beneficial owner. Existing shareholders can also obtain portfolio information (other than portfolio holdings) by calling the transfer agent toll free at 1-800-659-1005, option 1. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com.

        SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be



----------
1 To locate the Portfolio's portfolio holdings information, access the Portfolio's overview page on the website. Links to the Portfolio's holdings are located in the upper right side of this website page.

made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

        The Board exercises continuing oversight of the disclosure of Portfolio portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Portfolio and AIM or its affiliates brought to the Board's attention by AIM.

        AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

        .       Attorneys and accountants;
        .       Securities lending agents;
        .       Lenders to the AIM Funds;
        .       Rating and rankings agencies;
        .       Persons assisting in the voting of proxies;
        .       AIM Funds' custodians;
        .       The AIM Funds' transfer agent(s) (in the event of a redemption in kind);
        .       Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds'
                operations (to determine the price of securities held by an AIM
                Fund);
        .       Financial printers;
        .       Brokers identified by an AIM Funds' portfolio management team who provide execution and research services to the team; and
        .       Analysts hired to perform research and analysis to the AIM
                Funds' portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

        AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Portfolio.

        The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in the Portfolio or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

        DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Portfolio and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Portfolio.

        From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Portfolio's portfolio securities or may state that the Portfolio has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Portfolio's most recent month-end and therefore may not be reflected on the list of the Portfolio's most recent month-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Portfolio, shareholders in the Portfolio, persons considering investing in the Portfolio or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

        From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about the Portfolio, including, but not limited to, how the Portfolio's investments are divided among various sectors, industries, and countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, and bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Portfolio performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of the Portfolio or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Portfolio may be based on the Portfolio's most recent quarter-end portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

        DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Portfolio when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the AIM Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the AIM Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

        DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGER PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

        The overall management of the business and affairs of the Portfolio and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Portfolio, and persons or companies furnishing services to the Portfolio. The day-to-day operations of the Portfolio are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Portfolio and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION


        The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them is set forth in Appendix C.


        The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.


        The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair).

The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Portfolio; (iii) to the extent required by
Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Portfolio by its independent auditors;
(iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Portfolio's independent auditors to the Portfolio's investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Portfolio; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by the Portfolio; (vii) assist the Board's oversight of the performance of the Portfolio's internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Portfolio's financial statements; and (ix) assist the Board's oversight of the Portfolio's compliance with legal and regulatory requirements. During the fiscal year ended March 31, 2005, the Audit Committee held seven meetings.

        The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Portfolio's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Portfolio's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Portfolio's Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Portfolio shareholders and of AIM's Code of Ethics;
(viii) overseeing all of the compliance policies and procedures of the Portfolio and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Portfolio and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Portfolio or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended March 31, 2005, the Compliance Committee held four meetings.

        The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair) and Gerald J. Lewis.

The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Portfolio that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

        The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended March 31, 2005, the Governance Committee held seven meetings.


        Notice procedures set forth in the Trust's bylaws require that any shareholder of the Portfolio desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


        The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Soll, and Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Portfolio, (iii)and to recommend what action full Board and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

        The Investments Committee has established three Sub-Committees, one of which relates to the Portfolio (the "Portfolio's Sub-Committee"). The Portfolio's Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Portfolio, unless the Investments Committee takes such action directly; (ii) reviewing with the Portfolio's portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Portfolio; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Portfolio, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to the Portfolio; and (v) such other investment-related matters as the Investments Committee may delegate to the Portfolio's Sub-Committee from time to time. During the fiscal year ended March 31, 2005, the Investments Committee held nine meetings.

        The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Mark Williamson (Chair), and Miss Quigley.

The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Portfolio, mutual funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended March 31, 2005, the Valuation Committee held one meeting.

        The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden (Vice Chair), Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and
(b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Funds which the Special Market Timing Litigation Committee determines were harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended March 31, 2005 the Special Market Timing Litigation Committee held six meetings.


Trustee Ownership of Portfolio Shares


        The dollar range of equity securities beneficially owned by each trustee
(i) in the Portfolio and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

Approval of Investment Advisory Agreement and Summary of Independent Written Fee Evaluation

        The Board oversees the management of the Portfolio and, as required by law, determines annually whether to approve the continuance of the Portfolio's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Portfolio and AIM for another year, effective July 1, 2005.

        The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Portfolio. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

        One responsibility of the independent Senior Vice President of the Portfolio is to manage the process by which the Portfolio's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Vice President must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Vice President has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Vice President made certain recommendations to the Board in connection with such written evaluation.

        The discussion below serves as a summary of the Senior Vice President's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Portfolio and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

TAX FREE CASH RESERVE PORTFOLIO

..       The nature and extent of the advisory services to be provided by AIM.
        The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

..       The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Portfolio. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function and the quality of AIM's investment research. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

..       The performance of the Portfolio relative to comparable funds. The Board reviewed the performance of the Portfolio during the past one, three and five calendar years against the performance of portfolios advised by other advisors with investment strategies comparable to those of the Portfolio. The Board noted that the Portfolio's performance in such periods was at or above the median performance of such comparable portfolios. Based on this review, the Board concluded that no changes should be made to the Portfolio and that it was not necessary to change the Portfolio's management team at this time.

..       The performance of the Portfolio relative to indices. The Board reviewed the performance of the Portfolio during the past one, three and five calendar years against the performance of the Lipper Institutional Tax-Exempt Money Market Index. The Board noted that the Portfolio's performance in such periods was comparable to the performance of such Index. Based on this review, the Board concluded that no changes should be made to the Portfolio and that it was not necessary to change the Portfolio's management team at this time.

..       Meeting with the Portfolio's managers and investment personnel. With respect to the Portfolio, the Board is meeting periodically with such Portfolio's managers and/or investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

..       Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Portfolio and concluded that such performance was satisfactory.

..       Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Portfolio under the Advisory Agreement. The Board noted that this rate (i) was lower than the advisory fee rates for one retail money market fund, and comparable to the advisory fee rates for three institutional money market funds (one of which has an "all-in" fee structure whereby AIM pays all of the portfolio's ordinary operating expenses), advised by AIM with investment strategies comparable to those of the Portfolio; (ii) was lower than the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Portfolio; (iii) was lower than the advisory fee rates for one offshore fund for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Portfolio; and (iv) was higher than the advisory fee rates for two unregistered pooled investment vehicles, and comparable to the advisory fee rates for a third unregistered pooled investment vehicle, for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Portfolio. The Board noted that AIM has agreed to waive fees and/or limit expenses of the Portfolio, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Portfolio under the Advisory Agreement was fair and reasonable.

..       Fees relative to those of comparable portfolios with other advisors. The
        Board reviewed the advisory fee rate for the Portfolio under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Portfolio's rate was below the median rate of the portfolios advised by other advisors with investment strategies comparable to those of the Portfolio that the Board reviewed. The Board noted that AIM has agreed to waive fees and/or limit expenses of the Portfolio, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Portfolio under the Advisory Agreement was fair and reasonable.

..       Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Portfolio in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Portfolio. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until March 31, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Portfolio's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Portfolio were fair and reasonable.

..       Breakpoints and economies of scale. The Board reviewed the structure of the Portfolio's advisory fee under the Advisory Agreement, noting that it includes one breakpoint. The Board reviewed the level of the Portfolio's advisory fees, and noted that such fees, as a percentage of the Portfolio's net assets, have decreased as net assets increased because the Advisory Agreement includes a breakpoint. The Board concluded that the Portfolio's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Portfolio's advisory fee schedule.

..       Investments in affiliated money market funds. Not applicable because the
        Portfolio does not invest in affiliated money market funds.

..       Independent written evaluation and recommendations of the Fund's Senior
        Vice President. The Board noted that, upon their direction, the independent Senior Vice President of the Portfolio had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Portfolio. The Board noted that the Senior Vice President's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Portfolio, the Board considered the Senior Vice President's written evaluation and the recommendation made by the Senior Vice President to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

..       Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Portfolio. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Portfolio to AIM under its Advisory Agreement was not excessive.

..       Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by other portfolios advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Portfolio. The Board concluded that such arrangements were appropriate.

..       AIM's financial soundness in light of the Portfolio's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

..       Historical relationship between the Portfolio and AIM. In determining whether to continue the Advisory Agreement for the Portfolio, the Board also considered the prior relationship between AIM and the Portfolio, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Portfolio, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

..       Other factors and current trends. In determining whether to continue the
        Advisory Agreement for the Portfolio, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Portfolio to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Portfolio.

COMPENSATION

        Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.


        Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is set forth in Appendix D.


Retirement Plan For Trustees

        The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

        The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee becomes 72 years old. A majority of the trustees may extend from time to time the retirement date of a trustee.


        Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor portfolio) for a Covered Fund. The retirement benefit will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.


Deferred Compensation Agreements


        Messrs. Crockett, Dunn, Fields and Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

        AIM, the Trust and Fund Management Company ("FMC") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Portfolio or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by the Portfolio and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES


        The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Portfolio to AIM. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.


        Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board is supplied with a summary quarterly report of the Portfolio's proxy voting record.


        Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 months ended June 30, 2004is available at our website, http://www.aiminvestments.com. This information is also available at the SEC website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        Information about the ownership of each class of the Portfolio's shares by beneficial or record owners of the Portfolio and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of the Portfolio is presumed to "control" the Portfolio.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

        Organized in 1976, AIM serves as the investment advisor to the Portfolio. Along with its subsidiaries, AIM manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

        As investment advisor, AIM supervises all aspects of the Portfolio's operations and provides investment advisory services to the Portfolio. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Portfolio.

        AIM is also responsible for furnishing to the Portfolio, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Portfolio, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Portfolio's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

        The Master Investment Advisory Agreement provides that the Portfolio will pay or cause to be paid all expenses of the Portfolio not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to director and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Portfolio in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Portfolio's shareholders.

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


        AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

        Pursuant to the Master Investment Advisory Agreement with the Trust, AIM receives a monthly fee from the Portfolio calculated at the following annual rates, based on the average daily net assets of the Portfolio during the year:

        PORTFOLIO NAME                      NET ASSETS              ANNUAL RATE
--------------------------------------------------------------------------------
Tax-Free Cash Reserve Portfolio         First $500 million             0.25%
                                     Amount over $500 million          0.20%

        AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Portfolio's detriment during the period stated in the agreement between AIM and the Portfolio.

        AIM has voluntarily agreed to waive a portion of advisory fees payable by the Portfolio. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Portfolio's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Portfolio and Its Investments and Risks--Investment Strategies and Risks--Other Investments--Other Investment Companies."


        The management fees payable by the Portfolio, the amounts waived by AIM and the net fees paid by the Portfolio for the last three fiscal years ended March 31 are found in Appendix G.


MARKETING SUPPORT AND ADMINISTRATIVE SUPPORT PAYMENTS


        AIM, FMC, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that sell shares of the Portfolio or provide promotional and/or sales support on behalf of AIM and FMC with respect to the Portfolio ("marketing support payments"). Financial intermediaries receiving marketing support payments may agree to provide a variety of services and activities that benefit AIM and its affiliates, such as including the Portfolio on a preferred or select sales list or in other sales programs, providing access to the financial intermediaries' registered representatives, providing assistance in training and education of personnel, providing marketing support, and other services. To the extent that financial intermediaries who receive marketing support payments sell more shares of the Portfolio or cause their customers to retain their investment in the Portfolio, AIM benefits from advisory fees it is paid with respect to those assets. In addition, AIM, FMC, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that provide administrative services to their customer ("administrative support payments"). These administrative support payments may be made for recordkeeping, sub-accounting, sub-transfer agency, shareholder processing and similar services.

        Marketing support payments and administrative support payments, which may be different for different financial intermediaries, may be based on such factors as the average daily net assets of the Portfolio attributable to a financial intermediary over a particular period or a fixed dollar amount. These payments are in addition to any Rule 12b-1 fees and other fees paid by the Portfolio. AIM, FMC and their affiliates determine these payments in their discretion in response to requests from financial intermediaries, based on factors they deem relevant. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the Portfolio to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of Portfolio shares or the provision of services to the Portfolio.

        Financial intermediaries negotiate the support payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Neither AIM, FMC nor any of their affiliates makes an independent assessment of the cost of providing such services.


SERVICE AGREEMENTS

        ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Portfolio which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Portfolio reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to portfolio accounting services.


        Administrative services fees paid to AIM by the Portfolio for the last three fiscal years ended March 31 are found in Appendix H.


OTHER SERVICE PROVIDERS


        TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Portfolio.


        The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Portfolio. The Transfer Agency and Service Agreement provides that AIS will receive an asset based fee plus certain out-of-pocket expenses. AIS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

        SUB-ACCOUNTING. The Trust and FMC have arranged for AIS or the Portfolio to offer sub-accounting services to shareholders of the Portfolio and to maintain information with respect to the underlying beneficial ownership of the shares of each class of the Portfolio. Investors who purchase shares of the Portfolio for the account of others can make arrangements through the Trust or FMC for these sub-accounting services. In addition, shareholders utilizing AIM LINK(R) may receive sub-accounting services.


        CUSTODIAN. The Bank of New York (the "Custodian"), 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of the Portfolio.


        Under its contract with the Trust, the Custodian maintains the portfolio securities of the Portfolio, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the Portfolio and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, the Portfolio's independent public accountants are responsible for auditing the financial statements of the Portfolio. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm of the Portfolio for the fiscal year ending March 31, 2006. Such appointment was ratified and approved by the Board.


        COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                                TRADING PRACTICES

PORTFOLIO TRANSACTIONS



        AIM makes decisions to buy and sell securities for the Portfolio, selects broker-dealers (each, a "Broker"), effects the Portfolio's investment portfolio transactions, and where applicable, negotiates spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker.


        Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

        Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


        The Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, however AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if AIM believes such disposition and reinvestment of proceeds will enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if AIM believes such disposition is believed to be advisable due to other circumstances or conditions. The amortized cost method of valuing portfolio securities requires that the Portfolio maintains an average weighted portfolio maturity of ninety days or less. Thus, there is likely to be relatively high portfolio turnover, but because brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Portfolio.

COMMISSIONS


        There were no brokerage commissions, paid by the Portfolio for the last three fiscal years ended March 31, to any Brokers affiliated with the Portfolio, AIM, FMC, or any affiliates of such entities.

        The Portfolio may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Portfolio may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Portfolio follows procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


SELECTION OF BROKER-DEALERS


        AIM's primary consideration in selecting Brokers to execute portfolio transactions for the Portfolio is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for the Portfolio, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Portfolio is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Portfolio. AIM will not select Brokers based upon their promotion or sale of Portfolio shares.

        In choosing Brokers to execute portfolio transactions for the Portfolio, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Portfolio and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, the Portfolio may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM

        AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

        AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

        1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

        2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

                This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

        3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

        AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

        Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

        . proprietary research created by the Broker executing the trade, and

        . other products created by third parties that are supplied to AIM through the Broker executing the trade.

        Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

        AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

        . Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

        . Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

        . Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

        . Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

        . Fundamental/Industry Analysis - industry specific fundamental investment research.

        . Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

        . Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

                If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to AIM since the Brokers used by AIM tend to follow a more in-depth analysis of a broader universe of securities and other matters than AIM's staff can follow. In addition, such servicesprovide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent on the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Portfolio. However, the Portfolio is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the

Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.




        AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Portfolio) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.


REGULAR BROKERS OR DEALERS


        Information concerning the Portfolio's acquisition of securities of its regular brokers or dealers during the last fiscal year ended March 31, 2005 is found in Appendix I.


ALLOCATION OF PORTFOLIO TRANSACTIONS


        AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Portfolio. Occasionally, identical securities will be appropriate for investment by the Portfolio and by another portfolio or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more other accounts , and is considered at or about the same time, AIM will allocate transactions in such securities among the Portfolio and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Portfolio's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.




                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

        Before the initial purchase of shares, an investor must submit a completed account application, either directly or through its financial intermediary, to AIS at P. O. Box 0843, Houston, Texas 77001-0843. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

        Purchase and redemption orders must be received in good order. To be in good order, the investor, either directly or through his financial intermediary must give AIS all required information and documentation. Additionally, purchase payment must be made in federal funds. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Portfolio for any overdraft charges incurred.

        An investor or a financial intermediary may submit a written request to AIS for correction of transactions involving Portfolio shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the investor or the intermediary must agree in writing to reimburse the Portfolio for any resulting loss.

        Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. Any changes to wire instructions must be submitted to AIS in writing. AIS may request additional documentation.

        AIS may request that an intermediary maintain separate master accounts in the Portfolio for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

        Additional information regarding purchases and redemptions is located in each class' prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."



OFFERING PRICE

        The offering price per share of the Portfolio is $1.00. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

CALCULATION OF NET ASSET VALUE

        The Board has established procedures designed to stabilize the Portfolio's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the Trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations. When available, market quotations are used to establish net asset value, the net asset value could possibly be more or less than $1.00 per share. The Portfolio intends to comply with any amendments made to Rule 2a-7 promulgated under the 1940 Act which may require corresponding changes in the Portfolio's procedures which are designed to stabilize the Portfolio's price per share at $1.00.

        Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. Although this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Portfolio's investments is higher or lower than the price that would be received if the investments were sold.

REDEMPTION IN KIND

        The Portfolio does not intend to redeem shares representing an interest in the Portfolio in kind (i.e. by distributing its portfolio securities).

BACKUP WITHHOLDING

        Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

        Each AIM Fund and other payers, must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Portfolio with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, backup withholding does not apply to exempt-interest dividends or to redemptions by the Portfolio.

        An investor is subject to backup withholding if:

                1. the investor fails to furnish a correct TIN to the Portfolio, or

                2. the IRS notifies the Portfolio that the investor furnished an incorrect TIN, or

                3. the investor or the Portfolio is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

                4. the investor fails to certify to the Portfolio that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

                5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

        Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

        Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

        Investors should contact the IRS if they have any questions concerning withholding.

        IRS PENALTIES--Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

        NON-RESIDENT ALIENS--Non-resident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

        It is the present policy of the Portfolio to declare dividends on each business day and pay dividends monthly. It is the Portfolio's intention to distribute substantially all of its net investment income and realized net capital gains. The Portfolio does not expect to realize any long-term capital gains and losses.

        Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash. Such election, or any revocation thereof, must be made in writing and sent by the shareholder to AIS at P.O. Box 0843, Houston, Texas 77001-0843. Such election or revocation will be effective with dividends paid after it is received by the transfer agent.

        Distributions paid in cash will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. If a shareholder redeems all the shares in his account at any time during the month, the shareholder may request that all dividends declared up to the date of redemption are paid to the shareholder along with the proceeds of the redemption. If no request is made, dividends will be paid on the next dividend date. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern time on that day.

        The dividend accrued and paid for each class of shares of the Portfolio will consist of (a) interest accrued and discounts earned less amortization of premiums, if any, for the Portfolio, allocated based upon such class' pro rata share of the total settled shares outstanding which relate to the Portfolio, less (b) expenses accrued for the applicable dividend period attributable to the Portfolio, such as custodian fees and accounting expenses, allocated based upon each such class' pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to each class which are accrued for the applicable dividend period, such as distribution expenses, if any.

        Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of the Portfolio or the net income per share of a class of the Portfolio for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the Portfolio was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Portfolio until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Portfolio and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

        The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

        QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.


        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, the Portfolio may be required to sell portfolio holdings to meet this requirement.

        In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any other issuer (other than U.S. Government securities and securities of other regulated investment companies); of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses; or, collectively, in the securities of certain publicly traded partnerships.


        If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders.

        DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including, in general, a disposition of a Municipal Security) purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made an election to accrue market discount into income. If the Portfolio purchases a debt obligation that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

        EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Portfolio generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances the Portfolio may elect to pay a minimal amount of excise tax.

        PORTFOLIO DISTRIBUTIONS. The Portfolio intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Portfolio's taxable year at least 50% of the Portfolio's total assets consists of Municipal Securities, which are exempt from federal income tax. Distributions from the Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Portfolio of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed below.

        AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends paid by the Portfolio to a noncorporate shareholder may not exceed a maximum rate of 15%. Exempt-interest dividends derived from certain "private activity" Municipal Securities issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all Municipal Securities, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. Certain small corporations are wholly exempt from the AMT.

        Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

        The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations or be treated as qualified dividend income for noncorporate shareholders.

        The Portfolio may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. As discussed above, realized market discount on Municipal Securities, will generally be treated as ordinary income and not as capital gain.


        Distributions by the Portfolio that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.


        Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another portfolio). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.


        Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

        SALE OR REDEMPTION OF SHARES. A shareholder will determine gain or loss on the sale or redemption of shares of a class in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Because shares in the Portfolio are offered and redeemed at a constant net asset value per share, a shareholder will generally recognize neither gain nor loss on a redemption of shares. All or a portion of any loss that is recognized on a sale or redemption of shares of a class may be deferred under the wash sale rules if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a class will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares, and any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

        BACKUP WITHHOLDING. The Portfolio may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchases, Redemption and Pricing of Shares--Backup Withholding."

        FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a class, capital gain dividends, exempt-interest dividends and amounts retained by the Portfolio that are designated as undistributed net capital gain.

        As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that the Portfolio designates as "short-term capital gain dividends" or as "interest-related dividends" for Portfolio taxable years beginning after December 31, 2004 and before

January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for any Portfolio taxable year is equal to the excess (if any) of the Portfolio's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions after October 31 of such taxable year and by treating any such post-October 31 net capital loss or net short-term capital loss as arising on the 1st day of the next Portfolio taxable year). The aggregate amount designated as interest-related dividends for any Portfolio taxable year is generally limited to the excess of the amount of "qualified interest income" of the Portfolio over allocable expenses. Qualified interest income is generally equal to the sum of the Portfolio's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest (including market discount and original issue discount) on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Portfolio holds a 10 percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.


        If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign non-corporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at a rate of 28% on distributions (other than exempt-interest dividends) that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

        Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and instructions, please contact your tax adviser or the IRS.

        Transfers by gift of shares of the Portfolio by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.


        Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Portfolio's shares attributable to "qualifying assets" held by the Portfolio at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Portfolio's assets that constituted qualifying assets at the end of each quarter of its taxable year.


        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.


        EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 15, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


        Rules of state and local taxation of ordinary income, exempt-interest and capital gain dividends differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Trust.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

        The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Portfolio's Cash Management Class, Corporate Class, Personal Investment Class, Private Investment Class, Reserve Class, Resource

Class and Sweep Class (the "Plan"). The Portfolio, pursuant to the Plan, pays compensation at the annual rate, shown immediately below, of the Portfolio's average daily net assets.


        CLASS                                         ANNUAL RATE
        ---------------------------------------------------------
        Cash Management Class                               0.10%
        Corporate Class                                     0.03%
        Personal Investment Class                           0.75%
        Private Investment Class                            0.50%
        Reserve Class                                       1.00%
        Resource Class                                      0.20%
        Sweep Class                                         0.25%

         The Plan permits the Portfolio to expend amounts to finance any activity which is primarily intended to result in the sale of shares of the Portfolio ("distribution-related services"). Such distribution-related services may include, but are not limited to the following: (i) organizing and conducting sales seminars; (ii) implementing advertising programs; (iii) engaging finders and paying finders fees; (iv) printing prospectuses and statements of additional information (and supplements thereto) and annual and semi-annual reports for other than existing shareholders; (v) preparing and distributing advertising material and sales literature; and (vi) administering the Plan.

         The Plan also permits the Portfolio to expend amounts to finance arrangements for personal continuing shareholder services ("shareholder services"). Such shareholder services may include, but are not limited to the following: (i) distributing sales literature to customers; (ii) answering routine customer inquiries concerning the Portfolio and its Classes; (iii) assisting customers in changing dividend options, account designations and addresses; (iv) assisting customers in enrolling in any of several retirement plans offered in connection with the purchase of shares of the Portfolio; (v) assisting customers in the establishment and maintenance of customer accounts and records; (vi) assisting customers in the placement of purchase and redemption transactions; (vii) assisting customers in investing dividends and capital gains distributions automatically in shares of the Portfolio; and (viii) providing such other services as the Portfolio or the customers may reasonably request, so long as such other services are covered by the term "service fee" as such term is defined and interpreted by the NASD, Inc.

         All amounts expended pursuant to the Plan are paid in the form of either: (i) compensation to FMC for providing distribution-related and/or shareholder services directly; (ii) compensation to certain broker-dealers, banks and other financial institutions ("Service Providers") for providing distribution-related and/or shareholder services directly; or (iii) compensation to FMC for arranging for the provision of distribution-related and/or shareholder services through Service Providers. The first 0.25% of amounts paid out under the Plan are considered to be service fees for the provision of shareholder services.

         The Plan is a "compensation-type" plan which means that the Portfolio will pay out the amount authorized by the Plan regardless of the actual expenses incurred in providing distribution-related services and/or shareholder services. Thus, even if actual expenses exceed the fees payable to FMC and/or Service Providers at any given time, the Portfolio will not be obligated to pay more than that fee provided for under the Plan. On the other hand, if expenses are less than the fees paid by the Portfolio pursuant to the Plan, FMC or the Service Providers, as applicable, will retain the full amount of the fees.

         From time to time waivers or reductions of any portion of the 12b-1 fee of a particular class of the Portfolio may be put in place. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, FMC will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Portfolio's detriment during the period stated in the agreement between FMC and the Trust.

         Fees payable directly to FMC and Service Providers will be calculated at the end of each payment period for each business day of the Portfolio during such period at the annual rate specified in each agreement based on the average daily net asset value of the Portfolio shares purchased. Fees shall be paid only to those Service Providers who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Portfolio shares are held. These payments are an obligation of the Portfolio and not of FMC. With respect to fees payable directly to FMC, FMC may enter into contractual arrangements with Service Providers pursuant to which such Service Providers will provide distribution-related services and/or shareholder services; payments made under these contractual arrangements are obligations of FMC and not of the Portfolio.

         Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the NASD, INC.

         See Appendix I for a list of the amounts paid by each class of shares of the Portfolio to FMC pursuant to the Plan for the year, or period, ended March 31, 2005 and Appendix J for an estimate by activity of the allocation of actual fees paid by each class of shares of the Portfolio pursuant to the Plan for the year, or period, ended March 31, 2005.

         As required by Rule 12b-1, the Plan and related forms of shareholder service agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit the Cash Management Class, Corporate Class, Personal Investment Class, Private Investment Class, Reserve Class, Resource Class and Sweep Class of the Portfolio and its respective shareholders.

         The anticipated benefits that may result from the Plan with respect to the applicable classes of the Portfolio and its shareholders include but are not limited to the following: (1) that FMC, brokerage firms and financial institutions will provide a shareholder with rapid access to his account for the purpose of effecting executions of purchase and redemption orders; (2) that FMC and shareholder service agents will provide prompt, efficient and reliable responses to shareholder inquiries concerning account status; (3) that the Portfolio's ability to sustain a relatively predictable flow of cash for investment purposes and to meet redemption requests facilitates more successful, efficient portfolio management and the achievement of its fundamental policies and objectives and is enhanced by a stable network of distribution; (4) that a successful distribution effort will assist FMC in maintaining and increasing the organizational strength needed to service the Portfolio; and (5) that a well-developed, dependable network of shareholder service agents may help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Portfolio.

         Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved at least annually by the Board, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon the Plan. The Plan may be terminated as to the Portfolio or any class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any amendment to the Plan that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees and the Trust must otherwise satisfy the fund governance standards set forth in Rule 0-1(a)(7) under the 1940 Act.

DISTRIBUTOR

        The Trust has entered into a master distribution agreement relating to the Portfolio (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which FMC acts as the distributor of the shares of each class of the Portfolio. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Mail addressed to FMC should be sent to P. O. Box 4497, Houston, Texas 77210-4497. Certain trustees and officers of the Trust are affiliated with FMC. See "Management of the Trust."

        The Distribution Agreement provides FMC with the exclusive right to distribute the shares of each class of the Portfolio on a continuous basis directly and through other broker-dealers with whom FMC has entered into selected dealer agreements. FMC has not undertaken to sell any specified number of shares of any classes of the Portfolio. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Trust and the costs of preparing and distributing any other supplemental sales literature.

        The Trust (on behalf of any class of the Portfolio) or FMC may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

        FMC may, from time to time at its expense, pay a fee to broker-dealers, banks or other financial institutions for operations and/or marketing support, including support for distribution programs or platforms. Such fees will not impose additional expenses on a class, nor will they change the price paid by investors for the purchase of the applicable classes' shares or the amount that any particular class will receive as proceeds from such sales.

                               BANKING REGULATIONS

        On November 12, 1999, the Gramm-Leach-Bliley Act of 1999 was signed into law. Generally, this Act removed the regulatory barriers previously established among banks and bank holding companies, insurance companies, and broker-dealers. Various provisions of this Act became effective immediately, while others were phased in after enactment.

        Among the various regulatory changes imposed by the Gramm-Leach-Bliley Act of 1999 is an amendment to revise the definition of "broker" under federal securities laws. The revised definition of "broker" removes an exclusion from broker registration for banks except for circumstances where a bank is participating in traditional banking activities. For instance, a bank may offer participation in "sweep programs" without registering as a broker under the new regulations. As of the date of this Statement of Additional Information, the SEC is not requiring compliance with the provisions of the Gramm-Leach-Bliley Act related to the definition of broker. Once the SEC begins to enforce these provisions of the Act (and any rules or regulations related thereto), banks may be required to reassess their activities to determine whether registration as a broker is appropriate.

                         CALCULATION OF PERFORMANCE DATA

        Although performance data may be useful to prospective investors when comparing the Portfolio's performance with that of other portfolios and with other potential investments, investors should note that the methods of computing performance used by other potential investments are not necessarily comparable to the methods employed by the Portfolio.

YIELD QUOTATION

        Yield is a function of the type and quality of the Portfolio's investments, the maturity of the securities held in the Portfolio's portfolio and the operating expense ratio of the Portfolio. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

        The Portfolio's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Portfolio's yield after taxes. Tax equivalent yields are calculated by dividing the Portfolio's yield by one minus a stated tax rate (if only a portion of the Portfolio's yield was tax-exempt, only that portion would be adjusted in the calculation).

        Income calculated for purposes of calculating the Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Portfolio may differ from the rate of distributions from the Portfolio paid over the same period or the rate of income reported in the Portfolio's financial statements.

        The standard formula for calculating yield for the Portfolio is as follows:

                         YIELD = 2[((a-b)/(c x d)+1)/6/ -1]

     Where   a     =    dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are
                        accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be
                        calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date).
             b     =    expenses accrued during period (net of reimbursements).
             c     =    the average daily number of shares outstanding during
                        the period.
             d     =    the maximum offering price per share on the last day
                        of the period.

        The standard formula for calculating annualized yield for the Portfolio is as follows:

                         Y =   (V//1// - V//0//)   x    365
                               -----------------      -------
                                    V//0//               7

     Where   Y      =   annualized yield.
             V//0// =   the value of a hypothetical pre-existing account
                        in the Portfolio having a balance of one share at the beginning of a stated seven-day period.
             V//1// =   the value of such an account at the end of the
                        stated period.

        and where V//1// - V//0// excludes any capital changes and income other than investment income.

        The standard formula for calculating effective annualized yield for the Portfolio is as follows:

                             (V//1// - V//0//)
                    EY =     -----------------  + 1)/365/7/ -1
                                    V//0//

     Where   EY     =   effective annualized yield.
             V//0// =   the value of a hypothetical pre-existing account in the
                        Portfolio having a balance of one share at the beginning of a stated seven-day period.
             V//1// =   the value of such an account at the end of the stated
                        period.


        The annualized and effective yields for each class of the Portfolio is found in Appendix L.


PERFORMANCE INFORMATION

        Further information regarding the Portfolio's performance is contained in the Portfolio's annual report to shareholders, which is available upon request and without charge.

        From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Portfolio. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Portfolio's yield and total return.

        The performance of the Portfolio will vary from time to time and past results are not necessarily indicative of future results.

        Yield figures for the Portfolio is neither fixed nor guaranteed. The Portfolio may provide performance information in reports, sales literature and advertisements. The Portfolio may also, from time to time, quote information about the Portfolio published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Portfolio. The following is a list of such publications or media entities:

          ABA Banking Journal     CFO Magazine            Pensions & Investments

        The Portfolio may also compare its performance to performance data of similar mutual funds as published by the following services:

          Bank Rate Monitor       iMoney Net, Inc.        TeleRate
          Bloomberg               Money Fund Averages     Weisenberger
          Donoghue's              Mutual Fund Values
          Lipper, Inc.            (Morningstar) Stanger

        The Portfolio's performance may also be compared in advertising to the performance of comparative benchmarks such as the following: Consumer Price Index, Lehman Municipal Bond Fund Index and Standard & Poor's 500 Stock Index.

        The Portfolio may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

        Overnight--30 day Treasury Repurchase Agreements
        90 day Treasury Bills
        90-180 day Commercial Paper

        Advertising for the Portfolio may from time to time include discussions of general economic conditions and interest rates. Advertising for the Portfolio may also include references to the use of the Portfolio as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Portfolio may disclose: (i) the largest holdings in the Portfolio's portfolio; (ii) certain selling group members; and/or (iii) certain institutional shareholders.

        From time to time, the Portfolio's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION

        Regulatory Action Alleging Market Timing

        On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

        If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP"), from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

        On May 31, 2005, the defendants removed this lawsuit to the U.S. District Court for the Northern District of West Virginia at Wheeling. On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court. On June 29, 2005 the WVAG filed a Notice of Opposition to this Conditional Transfer Order. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

        Private Civil Actions Alleging Market Timing

        Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of June 20, 2005 is set forth in Appendix M-1.

        All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix M-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix M-1.

        Private Civil Actions Alleging Improper Use of Fair Value Pricing

        Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of June 20, 2005 is set forth in Appendix M-2.

        Private Civil Actions Alleging Excessive Advisory and/or Distribution
Fees

        Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of June 20, 2005 is set forth in Appendix M-3.

        Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

        Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of June 20, 2005 is set forth in Appendix M-4.

        Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

        Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of June 20, 2005 is set forth in Appendix M-5.

        Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

        A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on June 20, 2005, is set forth in Appendix M-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

        The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

        Moody's corporate ratings areas follows:

        Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

        A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

        Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

        Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

        PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

        Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

        Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

        Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

        Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

        Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

        In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

        In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

        In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

        The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

        MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

        Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

        MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

        MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

        Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

        S&P describes its ratings for corporate and municipal bonds as follows:

        AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

        A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

        BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        NR: Not Rated.

                                S&P DUAL RATINGS

        S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

        The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

        These categories are as follows:

        A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

        A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B: Issues rated `B' are regarded as having only speculative capacity for timely payment.

        C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

        An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

        Note rating symbols are as follows:

        SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

        SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

        Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

        Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term `AAA' - `BBB' categories; Short-term `F1' - `F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term `BB'
- `D'; Short-term `B' - `D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on `AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for `BBB' rated bonds was 0.35%, and for `B' rated bonds, 3.0%.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

        Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

        The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

        Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

        Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

        AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

        AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

        A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

        PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

        NR: Indicates that Fitch does not rate the specific issue.

        WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

        RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

        BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

        B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

        CC: Default of some kind appears probable.

        C: Bonds are in imminent default in payment of interest or principal.

        DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

        PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

        The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

        F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

        F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

        F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

        B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

        D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                    EXAMPLES OF PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                              (AS OF JULY 26, 2005)

            SERVICE PROVIDER                                      DISCLOSURE CATEGORY
            ----------------                                      -------------------
Ballard Spahr Andrews & Ingersoll, LLP               Legal Counsel
Foley & Lardner LLP                                  Legal Counsel (for certain AIM Funds)
Kramer, Levin Naftalis & Frankel LLP                 Legal Counsel
Ernst & Young LLP                                    Independent Registered Public Accounting Firm (for
                                                     certain AIM Funds)
PricewaterhouseCoopers LLP                           Independent Registered Public Accounting Firm (for
                                                     certain AIM Funds)
Brown Brothers Harriman & Co.                        Securities Lender (for certain AIM Funds)
Fitch, Inc.                                          Rating & Ranking Agency (for certain AIM Funds)
iMoneyNet                                            Ranking Agency (for certain AIM funds)
Lipper Inc.                                          Rating & Ranking Agency (for certain AIM Funds)
Moody's Investors Service                            Rating & Ranking Agency (for certain AIM Funds)
Institutional Shareholder Services, Inc.             Proxy Voting Service
State Street Bank and Trust Company                  Custodian (for certain AIM Funds),  Software Provider,
                                                     Securities Lender (for certain AIM Funds)
The Bank of New York                                 Custodian (for certain AIM Funds)
AIM Investment Services, Inc.                        Transfer Agent
Bloomberg                                            System Provider (for certain AIM Funds)
Reuters America Inc.                                 Pricing Service (for certain AIM Funds)
The MacGregor Group, Inc.                            Software Provider
Thomson Financial, Inc.                              Software Provider
Xcitek Solutions Plus                                Software Provider
Bowne & Co., Inc.                                    Financial Printer
CENVEO                                               Financial Printer
Classic Printers Inc.                                Financial Printer
Color Dynamics                                       Financial Printer
Earth Color Houston                                  Financial Printer
EMCO Press                                           Financial Printer
Grover Printing                                      Financial Printer
Gulfstream Graphics Corp.                            Financial Printer
Signature                                            Financial Printer
Southwest Precision Printers, Inc.                   Financial Printer
First Albany Capital                                 Broker (for certain AIM Funds)
George K. Baum & Company                             Broker (for certain AIM Funds)
Goldman, Sachs & Co.                                 Broker (for certain AIM Funds)
Legg Mason Wood Walker, Inc.                         Broker (for certain AIM Funds)
Morgan Keegan & Company, Inc.                        Broker (for certain AIM Funds)
Piper Jaffray & Co.                                  Broker (for certain AIM Funds)
RBC Dain Rauscher Incorporated                       Broker (for certain AIM Funds)
Salomon Smith Barney                                 Broker (for certain AIM Funds)
Seattle Northwest Securities                         Broker (for certain AIM Funds)

            SERVICE PROVIDER                                 DISCLOSURE CATEGORY
            ----------------                                 -------------------
UBS Financial Services, Inc.                         Broker (for certain AIM Funds)
Anglemyer & Co.                                      Analyst (for certain AIM Funds)
Empirical Research Partners                          Analyst (for certain AIM Funds)
Factset Research Systems, Inc.                       Analyst (for certain AIM Funds)
Global Trend Alert                                   Analyst (for certain AIM Funds)
J.P. Morgan Chase                                    Analyst (for certain AIM Funds)
Kevin Dann & Partners                                Analyst (for certain AIM Funds)
Muzea Insider Consulting Services, LLC               Analyst (for certain AIM Funds)
Noah Financial, LLC                                  Analyst (for certain AIM Funds)
Piper Jaffray                                        Analyst (for certain AIM Funds)

            SERVICE PROVIDER                                 DISCLOSURE CATEGORY
            ----------------                                 -------------------
Ballard Spahr Andrews & Ingersoll, LLP               Legal Counsel
Foley & Lardner LLP                                  Legal Counsel (for certain AIM Funds)
Kramer, Levin Naftalis & Frankel LLP                 Legal Counsel
Ernst & Young LLP                                    Independent Registered Public Accountants (for certain
                                                     AIM Funds)
PricewaterhouseCoopers LLP                           Independent Registered Public Accountants (for certain
                                                     AIM Funds)
Brown Brothers Harriman & Co.                        Securities Lender (for certain AIM Funds)
Fitch, Inc.                                          Rating & Ranking Agency (for certain AIM Funds)
iMoneyNet                                            Ranking Agency (for certain AIM funds)
Lipper Inc.                                          Rating & Ranking Agency (for certain AIM Funds)
Moody's Investors Service                            Rating & Ranking Agency (for certain AIM Funds)
Institutional Shareholder Services, Inc.             Proxy Voting Service
State Street Bank and Trust Company                  Custodian (for certain AIM Funds),  Software Provider,
                                                     Securities Lender (for certain AIM Funds)
The Bank of New York                                 Custodian (for certain AIM Funds)
AIM Investment Services, Inc.                        Transfer Agent
Bloomberg                                            System Provider (for certain AIM Funds)
Reuters America Inc.                                 Pricing Service (for certain AIM Funds)
The MacGregor Group, Inc.                            Software Provider
Thomson Financial, Inc.                              Software Provider
Xcitek Solutions Plus                                Software Provider
Bowne & Co., Inc.                                    Financial Printer
CENVEO                                               Financial Printer
Classic Printers Inc.                                Financial Printer
Color Dynamics                                       Financial Printer
Earth Color Houston                                  Financial Printer
EMCO Press                                           Financial Printer
Grover Printing                                      Financial Printer
Gulfstream Graphics Corp.                            Financial Printer
Signature                                            Financial Printer
Southwest Precision Printers, Inc.                   Financial Printer
VCI Group Inc.                                       Financial Printer

            SERVICE PROVIDER                        DISCLOSURE CATEGORY
            ----------------                        -------------------
Western Lithograph                               Financial Printer
ABN Amro Financial Services, Inc.                Broker (for certain AIM Funds)
BB&T Capital Markets                             Broker (for certain AIM Funds)
Belle Haven Investments L.P.                     Broker (for certain AIM Funds)
BOSC, Inc.                                       Broker (for certain AIM Funds)
Cabrera Capital Markets                          Broker (for certain AIM Funds)
Citigroup Global Markets Inc.                    Broker (for certain AIM Funds)
Coastal Securities, LP                           Broker (for certain AIM Funds)
Duncan-Williams, Inc.                            Broker (for certain AIM Funds)
Fidelity Investments                             Broker (for certain AIM Funds)
First Albany Capital                             Broker (for certain AIM Funds)
First Tryon Securities                           Broker (for certain AIM Funds)
George K. Baum & Company                         Broker (for certain AIM Funds)
Goldman, Sachs & Co.                             Broker (for certain AIM Funds)
Hibernia Southcoast Capital, Inc.                Broker (for certain AIM Funds)
Howe Barnes Investments, Inc.                    Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.                 Broker (for certain AIM Funds)
Kirkpatrick, Pettis, Smith, Pollian, Inc.        Broker (for certain AIM Funds)
Legg Mason Wood Walker, Inc.                     Broker (for certain AIM Funds)
Loop Capital Markets                             Broker (for certain AIM Funds)
M.R. Beal & Company                              Broker (for certain AIM Funds)
McDonald Investments Inc.                        Broker (for certain AIM Funds)
Mesirow Financial, Inc.                          Broker (for certain AIM Funds)
Morgan Keegan & Company, Inc.                    Broker (for certain AIM Funds)
Piper Jaffray & Co.                              Broker (for certain AIM Funds)
Ramirez & Co., Inc.                              Broker (for certain AIM Funds)
Raymond James & Associates, Inc.                 Broker (for certain AIM Funds)
RBC Dain Rauscher Incorporated                   Broker (for certain AIM Funds)
Robert W. Baird & Co. Incorporated               Broker (for certain AIM Funds)
Salomon Smith Barney                             Broker (for certain AIM Funds)
SBK Brooks Investment Corp.                      Broker (for certain AIM Funds)
Seattle Northwest Securities                     Broker (for certain AIM Funds)
SG Cowen Securities Corporation                  Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.            Broker (for certain AIM Funds)
Sterne, Agee & Leach, Inc.                       Broker (for certain AIM Funds)
Stifel, Nicholaus & Company, Incorporated        Broker (for certain AIM Funds)
UBS Financial Services, Inc.                     Broker (for certain AIM Funds)
Wachovia National Bank, N.A.                     Broker (for certain AIM Funds)
Wiley Bros. Aintree Capital L.L.C.               Broker (for certain AIM Funds)
Anglemyer & Co.                                  Analyst (for certain AIM Funds)
Empirical Research Partners                      Analyst (for certain AIM Funds)
Factset Research Systems, Inc.                   Analyst (for certain AIM Funds)
Global Trend Alert                               Analyst (for certain AIM Funds)
J.P. Morgan Chase                                Analyst (for certain AIM Funds)

            SERVICE PROVIDER                           DISCLOSURE CATEGORY
            ----------------                           -------------------
Kevin Dann & Partners                            Analyst (for certain AIM Funds)
Muzea Insider Consulting Services, LLC           Analyst (for certain AIM Funds)
Noah Financial, LLC                              Analyst (for certain AIM Funds)
Piper Jaffray                                    Analyst (for certain AIM Funds)

                                   APPENDIX C


                              TRUSTEES AND OFFICERS


                               As of June 30, 2005

        The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                              TRUSTEE
         NAME, YEAR OF BIRTH AND              AND/OR                                                           OTHER DIRECTORSHIP(S)
     POSITION(S) HELD WITH THE TRUST       OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT H. GRAHAM/1/--1946                        1977       Director and Chairman, A I M Management Group        None
Trustee, Vice Chair and President                         Inc. (financial services holding company);
                                                          Director and Vice Chairman, AMVESCAP PLC and
                                                          Chairman of AMVESCAP PLC - AIM Division (parent of
                                                          AIM and a global investment management firm)

                                                          Formerly: President and Chief Executive Officer,
                                                          A I M Management Group Inc.; Director, Chairman
                                                          and President, A I M Advisors, Inc. (registered
                                                          investment advisor); Director and Chairman, A I M
                                                          Capital Management, Inc. (registered investment
                                                          advisor), A I M Distributors, Inc. (registered
                                                          broker dealer), AIM Investment Services, Inc.
                                                          (registered transfer agent), and Fund Management
                                                          Company (registered broker dealer); and Chief
                                                          Executive Officer, AMVESCAP PLC - Managed Products
-----------------------------------------------------------------------------------------------------------------------------------
MARK H. WILLIAMSON/2/--1951                    2003       Director, President and Chief Executive              None
Trustee and Executive Vice                                Officer, A I M Management Group Inc. (financial
President                                                 services holding company); Director, Chairman and
                                                          President, A I M Advisors, Inc. (registered
                                                          investment advisor); Director, A I M Capital
                                                          Management, Inc. (registered investment advisor)
                                                          and A I M Distributors, Inc. (registered broker
                                                          dealer); Director and Chairman, AIM Investment
                                                          Services, Inc. (registered transfer agent), Fund
                                                          Management Company (registered broker dealer) and
                                                          INVESCO Distributors, Inc. (registered broker
                                                          dealer); and Chief Executive Officer, AMVESCAP
                                                          PLC - AIM Division (parent of AIM and a global
                                                          investment management firm)

                                                          Formerly: Director, Chairman, President and Chief
                                                          Executive Officer, INVESCO Funds Group, Inc.;
                                                          President and Chief Executive Officer, INVESCO
                                                          Distributors, Inc.; Chief Executive Officer,
                                                          AMVESCAP PLC - Managed Products


----------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chair of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                              TRUSTEE
         NAME, YEAR OF BIRTH AND              AND/OR                                                           OTHER DIRECTORSHIP(S)
     POSITION(S) HELD WITH THE TRUST       OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT/3/--1944                     1992       Chairman, Crockett Technology Associates             ACE Limited
Trustee and Chair                                         (technology consulting company)                      (insurance company);
                                                                                                               and Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider)
-----------------------------------------------------------------------------------------------------------------------------------
BOB R. BAKER--1936                             2003       Retired                                              None
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
FRANK S. BAYLEY--1939                          2001       Retired                                              Badgley Funds, Inc.
Trustee                                                                                                        (registered
                                                          Formerly: Partner, law firm of Baker &               investment company (2
                                                          McKenzie                                             portfolios))
-----------------------------------------------------------------------------------------------------------------------------------
JAMES T. BUNCH--1942                           2003       Co-President and Founder, Green, Manning &           None
Trustee                                                   Bunch Ltd., (investment banking firm); and
                                                          Director, Policy Studies, Inc. and Van
                                                          Gilder Insurance Corporation
-----------------------------------------------------------------------------------------------------------------------------------
ALBERT R. DOWDEN--1941                                    Director of a number of public and private           None
Trustee                                        2000       business corporations, including the Boss Group,
                                                          Ltd. (private investment and management); Cortland
                                                          Trust, Inc. (Chairman) (registered investment
                                                          company (3 portfolios)); Annuity & Life Re
                                                          (Holdings), Ltd. (insurance company); and
                                                          CompuDyne Corporation (provider of products and
                                                          services to the public security market)

                                                          Formerly: Director, President and Chief
                                                          Executive Officer, Volvo Group North
                                                          America, Inc.; Senior Vice President, AB
                                                          Volvo; and director of various affiliated
                                                          Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------
EDWARD K. DUNN, JR.--1935                      1998       Retired                                              None
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
JACK M. FIELDS--1952                           1997       Chief Executive Officer, Twenty First                Administaff, and
Trustee                                                   Century Group, Inc. (government affairs              Discovery Global
                                                          company); and Owner, Dos Angelos Ranch, L.P.         Education Fund
                                                                                                               (non-profit)
                                                          Formerly:  Chief Executive Officer Texana
                                                          Timber LP (sustainable forestry company)
-----------------------------------------------------------------------------------------------------------------------------------
CARL FRISCHLING--1937                          1992       Partner, law firm of Kramer Levin Naftalis           Cortland Trust, Inc.
Trustee                                                   and Frankel LLP                                     (registered
                                                                                                               investment company(3
                                                                                                               portfolios))

----------
/3/  Mr. Crockett was elected Chair of the Board effective October 4, 2004.

                                              TRUSTEE
         NAME, YEAR OF BIRTH AND              AND/OR                                                           OTHER DIRECTORSHIP(S)
     POSITION(S) HELD WITH THE TRUST       OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
GERALD J. LEWIS--1933                          2003       Chairman, Lawsuit Resolution Services (San           Genera Chemical
Trustee                                                   Diego, California)                                   Group, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS--1950                       1998       Formerly: Chief Executive Officer, YWCA of           None
Trustee                                                   the USA
-----------------------------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK--1942                         1992       Partner, law firm of Pennock & Cooper                None
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
RUTH H. QUIGLEY--1935                          2001       Retired                                              None
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
LARRY SOLL--1942                               2003       Retired                                              None
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
LISA O. BRINKLEY/4/--1959                      2004       Senior Vice President, A I M Management Group Inc.   N/A
Senior Vice President and Chief                           (financial services holding company); Senior Vice
   Compliance Officer                                     President and Chief Compliance Officer, A I M
                                                          Advisors, Inc.; Vice President and Chief
                                                          Compliance Officer, A I M Capital Management,
                                                          Inc.; and Vice President, A I M Distributors, Inc.
                                                          AIM Investment Services, Inc. and Fund Management
                                                          Company

                                                          Formerly: Senior Vice President and Compliance
                                                          Director, Delaware Investments Family of Funds;
                                                          and Chief Compliance Officer, A I M Distributors,
                                                          Inc.
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL C. BURK/5/-1958                        2005       Formerly: Director of Compliance and Assistant       N/A
Senior Vice President                                     General Counsel, ICON Advisers, Inc.; Financial
                                                          Consultant, Merrill Lynch; General Counsel and
                                                          Director of Compliance, ALPS Mutual Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN M. CAROME--1956                                     Director, Senior Vice President, Secretary and       N/A
Senior Vice President, Secretary and           2003       General Counsel, A I M Management Group Inc.
   Chief Legal Officer                                    (financial services holding company) and A I M
                                                          Advisors, Inc.; Director and Vice President,
                                                          INVESCO Distributors, Inc.; Vice President, A I M
                                                          Capital Management Inc. and AIM Investment
                                                          Services, Inc.; Director, Vice President and
                                                          General Counsel, Fund Management Company; and
                                                          Senior Vice President, A I M Distributors, Inc.

                                                          Formerly: Senior Vice President and General
                                                          Counsel, Liberty Financial Companies, Inc.;
                                                          Senior Vice President and General Counsel,
                                                          Liberty Funds Group, LLC; and Vice President,
                                                          A I M Distributors, Inc.

----------
/4/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
/5/ Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

                                              TRUSTEE
         NAME, YEAR OF BIRTH AND              AND/OR                                                           OTHER DIRECTORSHIP(S)
     POSITION(S) HELD WITH THE TRUST       OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
SIDNEY M. DILGREN--1961                        2004       Vice President and Fund Treasurer, A I M             N/A
Vice President and Treasurer                              Advisors, Inc.

                                                          Formerly: Vice President, A I M
                                                          Distributors, Inc.; and Senior Vice
                                                          President, AIM Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
J. PHILIP FERGUSON/6/ - 1945                   2005       Senior Vice President and Chief Investment           N/A
Vice President                                            Officer, A I M Advisors Inc.; Director, Chairman,
                                                          Chief Executive Officer, President and Chief
                                                          Investment Officer, A I M Capital Management, Inc;
                                                          Executive Vice President, A I M Management Group
                                                          Inc.
                                                          Formerly:  Senior Vice President, AIM Private Asset
                                                          Management, Inc.; Chief Equity Officer, and Senior
                                                          Investment Officer, A I M Capital Management, Inc.;
                                                          and Managing Partner, Beutel, Goodman Capital
                                                          Management
-----------------------------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY--1960                        1992       Director of Cash Management, Managing Director and   N/A
Vice President                                            Chief Cash Management Officer, A I M Capital
                                                          Management, Inc.; Director and President, Fund
                                                          Management Company; and Vice President, A I M
                                                          Advisors, Inc.

----------
/6/ Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

                         TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2004


                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
                                                                     INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES                BY TRUSTEE IN
NAME OF TRUSTEE                      IN THE PORTFOLIO                   THE AIM FAMILY OF FUNDS(R)
----------------------------------------------------------------------------------------------------
Robert H. Graham                           - 0 -                             Over $100,000
Mark H. Williamson                         - 0 -                             Over $100,000
Bob R. Baker                               - 0 -                             Over $100,000
Frank S. Bayley                            - 0 -                             Over $100,000
James T. Bunch                             - 0 -                             Over $100,000
Bruce L. Crockett                          - 0 -                          $50,001 - $100,000/7/
Albert R. Dowden                           - 0 -                             Over $100,000
Edward K. Dunn, Jr.                        - 0 -                             Over $100,000/7/
Jack M. Fields                             - 0 -                             Over $100,000/7/
Carl Frischling                            - 0 -                             Over $100,000/7/
Gerald J. Lewis                            - 0 -                             Over $100,000
Prema Mathai-Davis                         - 0 -                             $1 - $10,000/7/
Lewis F. Pennock                           - 0 -                             Over $100,000
Ruth H. Quigley                            - 0 -                           $10,001 - $50,000
Larry Soll                                 - 0 -                             Over $100,000/7/


----------
/7/ Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D


                           TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                                                 ESTIMATED
                                                 RETIREMENT        ANNUAL
                               AGGREGATE          BENEFITS      BENEFITS UPON         TOTAL
                             COMPENSATION        ACCRUED BY      RETIREMENT       COMPENSATION
                               FROM THE           ALL AIM       FROM ALL AIM      FROM ALL AIM
      TRUSTEE                 TRUST(1)(2)         FUNDS(3)        FUNDS(4)        FUNDS(5)(6)
----------------------------------------------------------------------------------------------
Bob R. Baker                  $    3,350       $   198,871      $   144,786       $   189,750
Frank S. Bayley                    3,479           175,241          112,500           193,500
James T. Bunch                     3,221           143,455          112,500           186,000
Bruce L. Crockett                  4,513            75,638          112,500           223,500
Albert R. Dowden                   3,463            93,210          112,500           192,500
Edward K. Dunn, Jr.                3,479           133,390          112,500           193,500
Jack M. Fields                     3,221            48,070          112,500           186,000
Carl Frischling/(7)/               3,221            62,040          112,500           185,000
Gerald J. Lewis                    3,221           143,455          112,500           186,000
Prema Mathai-Davis                 3,350            55,768          112,500           189,750
Lewis F. Pennock                   3,221            80,777          112,500           186,000
Ruth H. Quigley                    3,350           154,767          112,500           189,750
Louis S. Sklar/(8)/                2,372           115,160          101,250           186,000
Larry Soll                         3,221           184,356          130,823           186,000

----------
(1) Amounts shown are based on the fiscal year ended March 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended March 31, 2005, including earnings, was $10,956.
(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Portfolio expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $279 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended March 31, 2005.
(3) During the fiscal year ended March 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $49,030.
(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.
(5) All trustees currently serve as trustees of 18 registered investment companies advised by AIM.
(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Portfolio expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.
(7) During the fiscal year ended March 31, 2005, the Trust paid $13,558 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.
(8)  Mr. Sklar retired effective December 31, 2004.

                                   APPENDIX E


                              PROXY VOTING POLICIES

PROXY POLICIES AND PROCEDURES

(AS AMENDED SEPTEMBER 16, 2004)

A.      PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

        I.      BOARDS OF DIRECTORS

                A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                There are some actions by directors that should result in votes being withheld. These instances include directors who:

                . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

                . Attend less than 75 percent of the board and committee meetings without a valid excuse;

                . Implement or renew a dead-hand or modified dead-hand poison pill;

                .       Sit on the boards of an excessive number of companies;

                . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

                . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                . Long-term financial performance of the target company relative to its industry;

                .       Management's track record;

                .       Portfolio manager's assessment;

                .       Qualifications of director nominees (both slates);

                . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                .       Background to the proxy contest.

        II.     INDEPENDENT AUDITORS

                A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                . It is not clear that the auditors will be able to fulfill their function;

                . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

                . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

        III.    COMPENSATION PROGRAMs

                Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

        IV.     CORPORATE MATTERS

                We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

        V.      SHAREHOLDER PROPOSALS

                Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                . We will generally abstain from shareholder social and environmental proposals.

                . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                . We will generally vote for proposals to lower barriers to shareholder action.

                . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

        VI.     OTHER

                . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.      PROXY COMMITTEE PROCEDURES

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

        1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

        2. AIM will not publicly announce its voting intentions and the reasons therefore.

        3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

        4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.      BUSINESS/DISASTER RECOVERY

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.      RESTRICTIONS AFFECTING VOTING

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.      CONFLICTS OF INTEREST

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.      FUND OF FUNDS

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                                   APPENDIX F


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

        A shareholder who owns beneficially 25% or more of the outstanding securities of the Portfolio is presumed to "control" the Portfolio as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


        All information listed below is as of July 11, 2005.


TAX-FREE CASH RESERVE PORTFOLIO



                               CASH                                    PERSONAL     PRIVATE      RESERVE
                            MANAGEMENT   CORPORATE    INSTITUTIONAL   INVESTMENT   INVESTMENT     CLASS       RESOURCE
                               CLASS       CLASS          CLASS         CLASS        CLASS                     CLASS
                            ------------------------------------------------------------------------------------------
                            PERCENTAGE   PERCENTAGE    PERCENTAGE     PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE
                              OWNED       OWNED         OWNED          OWNED        OWNED        OWNED        OWNED
    NAME AND ADDRESS OF         OF           OF            OF            OF           OF           OF            OF
      PRINCIPAL HOLDER        RECORD       RECORD        RECORD         RECORD       RECORD       RECORD       RECORD
----------------------------------------------------------------------------------------------------------------------

Bank of America N.A. .....          --           --            5.86%          --           --           --          --
411 North Ackard Street
M.C. TX1-945-08-18
Dallas, TX 75201-3307

Bank of New York .........          --           --              --           --         7.25%       99.01%         --
Attn: Sheryl Covelli
440 Mamoroneck
5th Floor
Harrison, NY 10528

Bank of Oklahoma .........          --           --              --        41.58%          --           --          --
Attn: Cathy Latimer
P.O. Box 2180
Tulsa, OK 74101

Citigroup Global Markets .          --           --              --           --           --           --        8.00%
333 West 34th Street
3rd Floor
New York, NY 10001-2402

Cullen/Frost Discount               --           --              --           --        25.52%          --          --
Brokers ..................
Attn: Karen Banks
P.O. Box 2358
San Antonio, TX 78299

First Clearing LLC .......        7.30%          --              --           --         38.1%          --       15.50%
10700 Wheat First Drive
Glen Allen, VA 23060-9243

Frost National Bank TX ...          --           --            9.53%          --           --           --          --
Muir & Co.
c/o Frost
P.O. Box 2479
San Antonio, TX 78298-2479

Koch Asset Management             7.95%          --              --           --           --           --          --
Co., LLC
4111 E. 37th St. N
Wichita, KS  67220

Koch NGL, Inc.                    5.95%          --              --           --           --           --          --
4111 E. 37th St. N.
Wichita, KS  67220

Morgan Stanley Dean              56.25%                       38.75%          --           --           --       68.26%
Witter ...................                       --
Attn: Bill Cairney
1 Pierrepont Plaza
7th Floor
Brooklyn, NY 11201


                              CASH                                  PERSONAL    PRIVATE
                           MANAGEMENT  CORPORATE    INSTITUTIONAL  INVESTMENT  INVESTMENT   RESERVE    RESOURCE
                              CLASS      CLASS         CLASS         CLASS       CLASS       CLASS      CLASS
                          ----------   ----------   -------------  ----------  ----------  ----------  ------------
                          PERCENTAGE   PERCENTAGE    PERCENTAGE    PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE
                            OWNED        OWNED         OWNED         OWNED       OWNED       OWNED       OWNED
   NAME AND ADDRESS OF       OF           OF            OF            OF          OF          OF          OF
    PRINCIPAL HOLDER       RECORD       RECORD        RECORD        RECORD      RECORD      RECORD      RECORD
----------------------    ----------   ----------   -------------  ----------  ----------  ----------  ------------
Nat City Investment Inc.
FBO Subaccounts
155 E. Broad Street
Columbus, OH 43215                 --         --               --       52.50%         --          --          --

Oppenheimer & Co., Inc.
125 Broad Street
16th Floor
New York, NY 10004-2400          6.30%        --               --          --          --          --          --

Paine Webber Chicago.....
1 North Wacker Drive
Suite 2500
Chicago, IL 60606                  --         --               --          --          --          --          --

State Street Bank........
on Behalf of Blackrock
Cash Sweep Support Group
Josiah Palmer Building 5
North
200 Newport Avenue
Quincy, MA 02171                16.18%        --               --          --          --          --          --

Union Bank of California
Attn: Cash Management--Jeanne
Chizek 530 B Street, Suite 242
San Diego, CA 92101                --         --               --          --       15.32%         --          --

Woodforest Sweep Account
3101 West Davis
Conroe, TX 77304                   --         --               --        5.60%         --          --          --



* As of July 11, 2005, the Sweep Class had not commenced sales.


MANAGEMENT OWNERSHIP


        As of July 11, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of the Portfolio.

                                   APPENDIX G


                                 MANAGEMENT FEES

        For the last three fiscal years ended March 31, the management fees paid by the Portfolio, the amounts waived by AIM and the net fees paid by the Portfolio were as follows:


                                      2005                                 2004                                 2003
                     ------------------------------------  ------------------------------------  -----------------------------------
                                                   NET                                   NET                                   NET
                     MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT  MANAGEMENT   MANAGEMENT
  PORTFOLIO NAME      FEE PAID    FEE WAIVERS   FEE PAID    FEE PAID    FEE WAIVERS   FEE PAID    FEE PAID   FEE WAIVERS   FEE PAID
------------------   ----------   -----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------
Tax-Free Cash
 Reserve Portfolio   $6,427,161   $ 1,559,355  $4,867,806  $ 6,126,543  $ 1,447,004  $4,679,539  $4,842,836  $ 1,111,258  $3,731,578

                                   APPENDIX H


                          ADMINISTRATIVE SERVICES FEES

        The Portfolio paid AIM the following amounts for administrative services for the last three fiscal years ended March 31:


PORTFOLIO NAME                                  2005        2004        2003
--------------                               ---------    ---------   ----------
Tax-Free Cash Reserve Portfolio.........     $ 593,616    $ 581,975   $ 424,158

                                   APPENDIX I


              PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS

PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS


        During the last fiscal year ended March 31, 2005, the Portfolio did not purchase securities of its regular brokers or dealers.

                                   APPENDIX J


      AMOUNTS PAID TO FUND MANAGEMENT COMPANY PURSUANT TO DISTRIBUTION PLAN

        A list of amounts paid by each class of shares of the Portfolio to Fund Management Company pursuant to the Plan for the fiscal year or period ended March 31, 2005 follows:



CLASS                                                                AMOUNT
-----                                                               ---------
Cash Management Class.............................................  $ 545,722
Corporate Class/1/................................................          0
Personal Investment Class.........................................     57,719
Private Investment Class..........................................    448,369
Reserve Class.....................................................     87,429
Resource Class....................................................    407,988
Sweep Class/2/....................................................      N/A


----------

/1/ The Corporate Class commenced operations on February 25, 2005. As of March
    31, 2005, the Corporate Class had not paid any amount pursuant to the Plan. /2/ As of the fiscal year or period ended March 31, 2005, the Sweep Class had not commenced operations.

                                   APPENDIX K


          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN

        An estimate by category of the allocation of actual fees paid by each class of the Portfolio during the fiscal year or period ended March 31, 2005, follows:



                                                       UNDERWRITERS    DEALERS
                                                       COMPENSATION COMPENSATION
                                                        ----------- ------------

Cash Management Class.................................     $  1,285    $ 544,437
Corporate Class/1/....................................            0            0
Personal Investment Class.............................       13,680       44,039
Private Investments Class.............................        1,655      446,714
Reserve Class.........................................        5,328       82,101
Resource Class........................................        1,154      406,834
Sweep Class/2/........................................         N/A         N/A


----------

/1/ The Corporate Class commenced operations on February 25, 2005. As of March
    31, 2005, the Corporate Class had not paid any amount pursuant to the plan. /2/ As of the fiscal year or period ended March 31, 2005, the Sweep Class had not commenced operations.

                                   APPENDIX L


                                PERFORMANCE DATA

        The current yields and corresponding tax-equivalent yields for the Portfolio, with respect to each class, for the 30-day period ended March 31, 2005, are as follows:



                                                          30-DAY PERIOD ENDED
                                                            MARCH 31, 2005
                                                        -----------------------
                                                           CURRENT      TAX/1/
                                                         ANNUALIZED  EQUIVALENT
CLASS                                                      YIELD        YIELD
-----                                                   -----------  ----------
Cash Management Class.................................         1.64%       2.52%
Corporate Class.......................................            0           0
Institutional Class...................................         1.72%       2.65%
Personal Investment Class.............................         1.17%       1.80%
Private Investment Class..............................         1.47%       2.26%
Reserve Class.........................................         0.85%       1.31%
Resources Class.......................................         1.56%       2.40%
Sweep Class/2/........................................          N/A         N/A



        The current annualized and effective yields for the Portfolio, with respect to each class, for the seven-day period ended March 31, 2005, are as follows:



                                                               SEVEN-DAY
                                                             PERIOD ENDED
                                                            MARCH 31, 2005
                                                        -----------------------
                                                          CURRENT
                                                        ANNUALIZED    EFFECTIVE
CLASS                                                      YIELD        YIELD
-----                                                   ----------   ----------
Cash Management Class...................................      1.81%        1.83%
Corporate Class.........................................         0            0
Institutional Class.....................................      1.89%        1.91%
Personal Investment Class...............................      1.34%        1.35%
Private Investment Class................................      1.64%        1.66%
Reserve Class...........................................      1.02%        1.03%
Resource Class..........................................      1.73%        1.75%
Sweep Class/2/..........................................       N/A          N/A


-----------------------
/1/ Assumes a federal tax rate of 35% calculated on the percentage of non-taxable income.

/2/ As of March 31, 2005, the Sweep Class had not commenced operations.

                                  APPENDIX M-1


                    PENDING LITIGATION ALLEGING MARKET TIMING


        The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of June 20, 2005 (with the exception of the Sayegh lawsuit discussed below).

        RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
        V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

        MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD
        J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

        RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND,
        V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND
        L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

        L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

        RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

        JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

        EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

        JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

        STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR

        SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
        Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

        JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

        MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
        Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

        PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

        LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
        Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

        ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

        JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO

        TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

        SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
        V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

        CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

        HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

        CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
        Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

        Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

        RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
        V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD
        J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES
        G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

        CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

        MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX M-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

        The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of June 20, 2005.

        T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
        T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion.

        JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX M-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

        The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of June 20, 2005.

        All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed.

        RONALD KONDRACKI v. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

        DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

        FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY v. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX M-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

        The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of June 20, 2005.

        By order of the United States District Court for the Southern District of Texas, Houston Division, the Lieber lawsuit discussed below has been consolidated for pre-trial purposes into the Zucker lawsuit discussed below and administratively closed.

        LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

        STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of
        Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

        HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a) (2) and 17(a) (3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX M-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

        The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of June 20, 2005.

        By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG.

        JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT
        H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

        RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
        R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

        KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
        K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS
        F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM

        HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

        JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

        GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

        ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK
        M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
        H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

        HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN,

        EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX M-6
      PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN CLASS
                               ACTION SETTLEMENTS

     The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit has been served as of June 20, 2005.

     AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL
FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS


                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tax-Free Cash Reserve Portfolio and the Board of Trustees of Tax-Free Investments Trust:

We have audited the accompanying statement of assets and liabilities of Tax-Free Cash Reserve Portfolio (a portfolio of Tax-Free Investments Trust), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Cash Reserve Portfolio as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Houston, Texas
May 18, 2005

SCHEDULE OF INVESTMENTS
March 31, 2005

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
MUNICIPAL NOTES-99.22%

ALABAMA-1.68%

Alabama (State of) Public School & College
  Authority; Capital Improvement Series 1999
  D RB
  5.25%, 08/01/05                                  AA    Aa3    $  1,425  $  1,440,302
--------------------------------------------------------------------------------------
Birmingham (City of) Public Educational
  Building Authority Student Housing (CHF UAB
  II LLC); VRD Series 2005 A RB (LOC-Regions
  Bank Alabama)
  2.30%, 07/01/37(b)(c)                            --   VMIG-1     6,000     6,000,000
--------------------------------------------------------------------------------------
Birmingham (City of) Public Parks &
  Recreation Board (Children's Zoo Project);
  VRD Series 2002 RB (LOC-AmSouth Bank)
  2.40%, 05/01/07(b)(c)                            --   VMIG-1     1,725     1,725,000
--------------------------------------------------------------------------------------
Birmingham (City of) Public Parks &
  Recreation Board (YMCA Project); Refunding
  VRD Series 1996 RB (LOC-AmSouth Bank)
  2.36%, 06/01/16(b)(c)                            --   VMIG-1     1,770     1,770,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Birmingham
  Waterworks & Sewer Board); VRD Series
  2002-6009 Class A COP (Acquired 11/05/02;
  Cost $4,100,000)
  2.32%, 01/01/43(c)(d)(e)                       A-1+       --     4,100     4,100,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Birmingham
  Waterworks & Sewer Board); VRD Series
  2003-0007 Class A COP (Acquired 04/16/03;
  Cost $7,370,000)
  2.32%, 01/01/43(c)(d)(e)                       A-1+       --     7,370     7,370,000
--------------------------------------------------------------------------------------
Elmore (County of) Ridge Improvement
  District; Special Assessment VRD Series
  2000 RB (LOC-AmSouth Bank)
  2.30%, 10/01/25(b)(c)                            --   VMIG-1    13,335    13,335,000
--------------------------------------------------------------------------------------
Homewood (City of) Medical Clinic Board
  (Lakeshore Foundation Project); Lease
  Revenue VRD Series 2000 RB (LOC-AmSouth
  Bank)
  2.38%, 11/01/24(b)(c)                           A-1       --     7,255     7,255,000
--------------------------------------------------------------------------------------
Mobile (City of); Port City Medical Clinic
  Board (Infirmary Health); VRD Series 1998 B
  RB
  2.30%, 02/01/25(c)(f)                           A-1   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ALABAMA-(CONTINUED)

Montgomery (City of) Industrial Development
  Board (Industrial Partners Project);
  Refunding VRD Series 1989 IDR (LOC-SunTrust
  Bank)
  2.30%, 01/01/07(b)(c)                            --      Aa2  $    430  $    430,000
--------------------------------------------------------------------------------------
Oxford (City of); Unlimited Tax VRD Series
  2003 GO Wts. (LOC- Branch Banking & Trust
  Co.)
  2.30%, 07/01/15(b)(c)                            --   VMIG-1     5,180     5,180,000
--------------------------------------------------------------------------------------
Tuscaloosa (City of) Educational Building
  Authority (Stillman College Project);
  Refunding Capital Improvement VRD Series
  2002 A RB (LOC-AmSouth Bank)
  2.40%, 10/01/23(b)(c)                            --   VMIG-1     2,519     2,519,000
======================================================================================
                                                                            56,124,302
======================================================================================

ALASKA-0.04%

Alaska (State of) Industrial Development &
  Export Authority (Safeway Inc. Projects);
  Refunding VRD Series 1991 IDR (LOC-Deutsche
  Bank A.G.)
  2.15%, 06/01/05(b)(g)(h)                        A-1       --     1,340     1,340,000
======================================================================================

ARIZONA-0.83%

Apache (County of) Industrial Development
  Authority (Tucson Electric Power Co.);
  Floating Rate Series 1983 A IDR (LOC-Credit
  Suisse First Boston)
  2.35%, 12/15/18(b)(c)                           A-1   VMIG-1     8,225     8,225,000
--------------------------------------------------------------------------------------
Apache (County of) Industrial Development
  Authority (Tucson Electric Power Co.-
  SpringerValley); VRD Series 1985 IDR
  (LOC-Credit Suisse First Boston)
  2.35%, 12/01/20(b)(c)                           A-1   VMIG-1     1,000     1,000,000
--------------------------------------------------------------------------------------
Casa Grande (City of) Industrial Development
  Authority (Center Park Apartments
  Projects); Refunding Multi-Family Housing
  VRD Series 2001 A IDR (CEP-Federal
  National Mortgage Association)
  2.33%, 06/15/31(c)                               --   VMIG-1     2,010     2,010,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ARIZONA-(CONTINUED)

Casa Grande (City of) Industrial Development
  Authority (Quail Gardens Apartments);
  Refunding Multi-Family Housing VRD Series
  2001 A IDR (CEP-Federal National Mortgage
  Association)
  2.33%, 06/15/31(c)                               --   VMIG-1  $  1,550  $  1,550,000
--------------------------------------------------------------------------------------
Mesa (City of); Utility System Series 1995 RB
  5.38%, 07/01/05(g)(i)                           AAA      Aaa     1,000     1,018,554
--------------------------------------------------------------------------------------
Phoenix (City of) Industrial Development
  Authority (Lynwood Apartments Project);
  Refunding VRD Series 1994 IDR (CEP-Federal
  Home Loan Bank of San Francisco)
  2.34%, 10/01/25(c)                             A-1+       --     5,825     5,825,000
--------------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (El Dorado Hospital); VRD Series
  2004 RB (LOC-Branch Banking & Trust Co.)
  2.27%, 04/01/38(b)(c)                            --   VMIG-1     6,000     6,000,000
--------------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Tucson Electric Power
  Co.-Irvington Road Project); VRD Series
  1982 IDR (LOC-Credit Suisse First Boston)
  2.32%, 10/01/22(b)(c)                           A-1   VMIG-1     2,000     2,000,000
======================================================================================
                                                                            27,628,554
======================================================================================

ARKANSAS-0.07%

Pulaski (County of) Public Facilities Board
  (Health Facilities-Central Arkansas
  Radiation Therapy Inc. Project);
  Educational Facilities VRD Series 2001 RB
  (LOC-Bank of America, N.A.)
  2.35%, 07/01/08(b)(c)(j)                         --       --     2,500     2,500,000
======================================================================================

CALIFORNIA-0.91%

California (State of) Economic Recovery; VRD
  Series 2004 C-6 RB (LOC-Citibank N.A.)
  2.28%, 07/01/23(b)(k)                          A-1+   VMIG-1    29,050    29,050,000
--------------------------------------------------------------------------------------
San Diego (County of) (Friends of Chabad
  Lubavitch); VRD Series 2003 COP
  (LOC-Comerica Bank)
  2.38%, 01/01/23(b)(c)(j)                         --       --     1,410     1,410,000
======================================================================================
                                                                            30,460,000
======================================================================================

COLORADO-3.26%

Adams & Weld (Counties of) School District
  No. 27J Brighton; Unlimited Tax Series 2004
  GO
  2.50%, 12/01/05(f)                              AAA      Aaa     1,950     1,955,505
--------------------------------------------------------------------------------------

                                                  RATINGS(a)      PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
COLORADO-(CONTINUED)

Colorado (State of) Educational & Cultural
  Facilities Authority (Denver Art Museum
  Project); VRD Series 2004 RB (LOC-Wells
  Fargo Bank N.A.)
  2.28%, 01/01/34(b)(c)                          A-1+       --  $  4,950  $  4,950,000
--------------------------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Regis Jesuit High
  School Project); VRD Series 2003 RB
  (LOC-Wells Fargo Bank N.A.)
  2.28%, 12/01/33(b)(c)                          A-1+       --     5,415     5,415,000
--------------------------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Southeastern Baptist
  Theological Seminary); VRD Series 2005
  (LOC-Branch Banking & Trust Co.)
  2.27%, 03/01/25(b)(c)                            --   VMIG-1     8,955     8,955,000
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Arapahoe House Project); VRD
  Series 2004 A RB (LOC-Wells Fargo Bank
  N.A.)
  2.35%, 04/01/24(b)(c)                          A-1+       --     1,200     1,200,000
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Bethesda Collinwood); Refunding
  VRD Series 2004 B RB (LOC-ABN AMRO Bank
  N.V.)
  2.30%, 08/01/34(b)(c)                           A-1       --     4,230     4,230,000
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Bethesda Living Centers);
  Refunding VRD Series 2004 A RB (LOC-ABN
  AMRO Bank N.V.)
  2.30%, 08/01/34(b)(c)                           A-1       --     5,270     5,270,000
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Bethesda Living Centers
  Project); VRD Series 1999 RB (LOC-ABN AMRO
  Bank N.V.)
  2.30%, 08/15/30(b)(c)                           A-1       --     9,855     9,855,000
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Catholic Health Initiatives);
  VRD Series 2000 B RB
  2.30%, 12/01/20(c)                             A-1+   VMIG-1     2,000     2,000,000
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Christian Living Project);
  Refunding VRD Series 2002 A RB (LOC- U.S.
  Bank N.A.)
  2.32%, 01/01/31(b)(c)                          A-1+       --     3,400     3,400,000
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Craig Hospital Project);
  Refunding VRD Series 2003 RB (LOC-Wells
  Fargo Bank N.A.)
  2.28%, 12/01/20(b)(c)                          A-1+       --     3,580     3,580,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
COLORADO-(CONTINUED)

Colorado (State of) Health Facilities
  Authority (Golden West Manor Inc. Project);
  VRD Series 2002 A RB (LOC-U.S. Bank N.A.)
  2.32%, 07/01/32(b)(c)                          A-1+       --  $  4,210  $  4,210,000
--------------------------------------------------------------------------------------
Colorado Springs (City of) (Pikes Peak Mental
  Health); VRD Series 2003 RB (LOC-Wells
  Fargo Bank N.A.)
  2.28%, 03/15/23(b)(c)                          A-1+       --     3,615     3,615,000
--------------------------------------------------------------------------------------
Concord (Metropolitan District of); Refunding
  & Improvement Unlimited Tax Series 2004 GO
  (LOC-Wells Fargo Bank N.A.)
  2.25%, 12/01/05(b)(g)(l)                       A-1+       --     1,585     1,585,000
--------------------------------------------------------------------------------------
Crystal Valley (Metropolitan) District No. 1;
  VRD Series 2004 RB (LOC-Wells Fargo Bank
  N.A.)
  2.28%, 10/01/34(b)(c)                          A-1+       --     2,795     2,795,000
--------------------------------------------------------------------------------------
Denver (City & County of) (Cottonwood Creek);
  Refunding Multi-Family Housing Revenue VRD
  Series 1989 A RB (CEP-Federal Home Loan
  Mortgage Corp.) (Acquired 12/28/04; Cost
  $1,000,000)
  2.30%, 04/15/14(c)(e)                          A-1+       --     1,000     1,000,000
--------------------------------------------------------------------------------------
Denver (City & County of) (Kentucky Circle
  Village Project); VRD Series 2000 RB (LOC-
  Mountain States Bank, U.S. Bank N.A.)
  2.32%, 10/01/29(b)(c)                          A-1+       --     1,740     1,740,000
--------------------------------------------------------------------------------------
Denver (City & County of) (Wellington E Web);
  Refunding VRD Series 2003 C2 COP
  2.30%, 12/01/29(c)(f)                          A-1+   VMIG-1     2,245     2,245,000
--------------------------------------------------------------------------------------
Denver (City & County of) (Colorado
  Convention Center Project); Excise Tax VRD
  Series 2001 B RB
  2.30%, 09/01/25(c)(f)                          A-1+   VMIG-1     2,905     2,905,000
--------------------------------------------------------------------------------------
Idaho Springs (City of); (Safeway Inc.
  Project); Refunding VRD Series 1993 IDR
  (LOC-Deutsche Bank A.G.)
  2.15%, 06/01/05(b)(g)(h)                       A-1+       --       940       940,000
--------------------------------------------------------------------------------------
Jefferson (County of) School District No.
  R-001; Series 2004 A TAN
  3.00%, 06/30/05                               SP-1+    MIG-1    30,000    30,109,955
--------------------------------------------------------------------------------------
Jefferson (County of) Section 14 Metropolitan
  District; Refunding Unlimited Tax Series
  2004 GO (LOC-U.S. Bank N.A.)
  2.25%, 12/01/05(b)(g)(l)                       A-1+       --     1,200     1,200,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
COLORADO-(CONTINUED)

Kipling Ridge (Metropolitan) District; VRD
  Unlimited Tax Series 2005 GO (LOC-U.S. Bank
  N.A.)
  2.32%, 12/01/23(b)(c)                          A-1+       --  $  3,725  $  3,725,000
--------------------------------------------------------------------------------------
Lafayette (City of) Exempla Improvement
  District (Special Improvement No. 2-01);
  Refunding Special Assessment VRD Series
  2002 RB (LOC-Wells Fargo Bank N.A.)
  2.32%, 12/01/22(b)(c)                          A-1+       --     1,000     1,000,000
--------------------------------------------------------------------------------------
Westminster (City of) Water & Wastewater
  Utility Enterprise; VRD Series 2002 RB
  2.32%, 12/01/22(c)(f)                          A-1+   VMIG-1     1,415     1,415,000
======================================================================================
                                                                           109,295,460
======================================================================================

CONNECTICUT-0.04%

Connecticut (State of) Development Authority
  (Central Vermont Public Service); Floating
  Rate Series 1985 PCR (LOC-Royal Bank of
  Scotland)
  2.05%, 12/01/15(b)(m)                          A-1+       --     1,400     1,400,000
======================================================================================

DELAWARE-0.25%

Delaware (State of) Economic Development
  Authority (Independent School Inc.
  Project); VRD Series 2003 RB (LOC-Royal
  Bank of Scotland)
  2.28%, 07/01/33(b)(c)                          A-1+       --     8,250     8,250,000
======================================================================================

DISTRICT OF COLUMBIA-1.86%

District of Columbia (American Library
  Association); VRD Series 2005 RB (LOC-Bank
  of America, N.A.)
  2.32%, 02/01/35(b)(c)                            --   VMIG-1     3,175     3,175,000
--------------------------------------------------------------------------------------
District of Columbia (American Psychology
  Association); VRD Series 2003 RB (LOC-Bank
  of America, N.A.)
  2.35%, 03/01/28(b)(c)                          A-1+       --       970       970,000
--------------------------------------------------------------------------------------
District of Columbia (Consortium Issue); VRD
  Series 1998 RB (LOC-Wachovia Bank, N.A.)
  2.29%, 07/01/23(b)(c)                           A-1       --    15,755    15,755,000
--------------------------------------------------------------------------------------
District of Columbia (Resources for the
  Future Inc.); VRD Series 1998 RB
  (LOC-Wachovia Bank, N.A.)
  2.35%, 08/01/29(b)(c)                           A-1       --     2,015     2,015,000
--------------------------------------------------------------------------------------
District of Columbia (The John F. Kennedy
  Center for the Performing Arts); VRD
  Series 1999 RB
  2.26%, 10/01/29(c)(f)                          A-1+   VMIG-1    19,820    19,820,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA-(CONTINUED)

District of Columbia Pooled Loan Program
  (American Council on Education); VRD Series
  1998 A RB (LOC-Bank of America, N.A.)
  (Acquired 01/06/08; Cost $10,000,000)
  2.30%, 01/01/29(b)(c)(e)                       A-1+       --  $ 10,000  $ 10,000,000
--------------------------------------------------------------------------------------
District of Columbia; Refunding Unlimited Tax
  Series 1993 B-1 GO
  5.30%, 06/01/05(f)                              AAA     Aaa      6,000     6,032,755
--------------------------------------------------------------------------------------
Wachovia MERLOTs (District of Columbia Water
  & Sewer Authority); VRD Series 2003 A12 RB
  (Acquired 02/24/03; Cost $4,640,000)
  2.35%, 10/01/17(c)(d)(e)                         --   VMIG-1     4,640     4,640,000
======================================================================================
                                                                            62,407,755
======================================================================================

FLORIDA-3.99%

ABN AMRO Munitops Ctfs. Trust (County of
  Escambia); Refunding Florida Non-AMT VRD
  Series 2002-24 Ctfs. (Acquired 10/24/02;
  Cost $5,000,000)
  2.31%, 10/01/10(c)(d)(e)                         --   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
Alachua (County of) Health Facilities
  Authority (Shands Teaching Hospital and
  Clinics Inc.); VRD Series 2002 A RB
  (LOC-SunTrust Bank)
  2.29%, 12/01/12(b)(k)                            --   VMIG-1    10,485    10,485,000
--------------------------------------------------------------------------------------
Capital Projects Finance Authority (Capital
  Projects Loan Program); VRD Series 1997 A
  RB
  2.31%, 08/01/17(c)(f)                          A-1+       --       800       800,000
--------------------------------------------------------------------------------------
Collier (County of) Health Facilities
  Authority (Cleveland Health Clinic); VRD
  Hospital Series 2003 C-2 BAN (LOC- JPMorgan
  Chase Bank)
  2.11%, 05/11/05(b)(g)(l)                       A-1+   VMIG-1     3,500     3,500,000
--------------------------------------------------------------------------------------
Collier (County of) Industrial Development
  Authority (Redlands Christian Migrant
  Association Inc.); VRD Series 2001 RB (LOC-
  Bank of America, N.A.)
  2.35%, 12/01/26(b)(c)(j)                         --       --     2,800     2,800,000
--------------------------------------------------------------------------------------
Dade (County of) Industrial Development
  Authority (Dolphin's Stadium Project); VRD
  Series 1985 D RB (LOC-Societe Generale)
  2.26%, 01/01/16(b)(c)                          A-1+       --     2,000     2,000,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
FLORIDA-(CONTINUED)

Florida (State of) Housing Finance Agency
  (Huntington Place Apartments LP); VRD
  Multifamily Housing Series 1985 GGG RB
  (CEP-Federal National Mortgage Association)
  2.28%, 12/01/13(c)                             A-1+       --  $  4,500  $  4,500,000
--------------------------------------------------------------------------------------
Jacksonville (City of) (Baptist Medical
  Center); Commercial Paper Series 2004 RB
  (LOC-Bank of America, N.A.)
  1.93%, 07/27/05(b)                             A-1+       --    18,000    18,000,000
--------------------------------------------------------------------------------------
Jacksonville (City of) Health Facilities
  Authority (Samuel C. Taylor Foundation
  Project); VRD Series 1998 RB (LOC-Bank of
  America, N.A.) (Acquired 02/20/01; Cost
  $2,600,000)
  2.35%, 12/01/23(b)(c)(e)(j)                      --       --     2,600     2,600,000
--------------------------------------------------------------------------------------
Jacksonville (City of) Health Facilities
  Authority (University of Florida
  Jacksonville Physicians, Inc.); VRD Series
  2002 RB (LOC- Bank of America, N.A.)
  2.35%, 06/01/22(b)(c)                            --   VMIG-1    12,140    12,140,000
--------------------------------------------------------------------------------------
Lee (County of) Industrial Development
  Authority (Hope of Southwest Florida Inc.
  Project); Refunding & Improvement VRD
  Series 2004 RB (LOC-SunTrust Bank)
  2.29%, 10/01/23(b)(j)(k)                         --       --     4,000     4,000,000
--------------------------------------------------------------------------------------
Miami-Dade (County of) Educational Facilities
  Authority (Carlos Albizu University
  Project); VRD Series 2000 RB (LOC-Bank of
  America, N.A.)
  2.35%, 12/01/25(b)(c)(j)                         --       --     9,200     9,200,000
--------------------------------------------------------------------------------------
Miami-Dade (County of) Industrial Development
  Authority (Palmer Trinity Private School
  Project); VRD Series 1999 IDR (LOC-Bank of
  America, N.A.)
  2.35%, 12/01/19(b)(c)(j)                         --       --     3,100     3,100,000
--------------------------------------------------------------------------------------
Morgan Stanley & Co. Inc. Trust Floater Ctfs.
  (State of Florida Department of
  Environmental Protection); Floating Rate
  Trust Ctfs. VRD Series 2002-722 RB
  (Acquired 11/13/02; Cost $9,850,000)
  2.32%, 07/01/22(c)(d)(e)                        A-1       --     9,850     9,850,000
--------------------------------------------------------------------------------------
North Miami (City of) Educational Facilities
  (Miami Country Day School Project); VRD
  Series 1999 RB (LOC-Bank of America, N.A.)
  2.35%, 08/01/19(b)(c)(j)                         --       --     1,750     1,750,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
FLORIDA-(CONTINUED)

Orange (County of) Health Facilities
  Authority (Adventist Health System/Sunbelt
  Inc.); VRD Series 1992 RB (LOC-SunTrust
  Bank)
  2.30%, 11/15/14(b)(c)                          A-1+   VMIG-1  $  9,950  $  9,950,000
--------------------------------------------------------------------------------------
Orange (County of) Health Facilities
  Authority (Presbyterian Retirement
  Communities Project); VRD Series 1998 RB
  (LOC-Bank of America, N.A.)
  2.35%, 11/01/28(b)(c)(j)                         --       --     7,970     7,970,000
--------------------------------------------------------------------------------------
Orlando & Orange (Counties of) Expressway
  Authority; VRD Sub Series 2005 A-3 RB
  2.28%, 07/01/40(c)(f)                          A-1+   VMIG-1    10,000    10,000,000
--------------------------------------------------------------------------------------
Palm Beach (County of) Educational Facilities
  Authority (Atlantic College Project);
  Educational Facilities VRD Series 2001 RB
  (LOC-Bank of America, N.A.)
  2.35%, 12/01/31(b)(c)(j)                         --       --     2,700     2,700,000
--------------------------------------------------------------------------------------
Palm Beach (County of) Health Facilities
  Authority (Jupiter Medical Center Inc.);
  VRD Series 1999 B RB (LOC-Wachovia Bank,
  N.A.)
  2.35%, 08/01/20(b)(c)(j)                         --       --     7,250     7,250,000
--------------------------------------------------------------------------------------
Tampa (City of) (Agency for Community
  Treatment DACCO Project); VRD Series 2001
  RB (LOC-Bank of America, N.A.)
  2.35%, 07/01/22(b)(c)(j)                         --       --     5,080     5,080,000
--------------------------------------------------------------------------------------
University of North Florida Foundation, Inc.
  (Parking System); VRD Series 1998 RB
  (LOC-Wachovia Bank, N.A.)
  2.30%, 05/01/28(b)(c)                           A-1       --       800       800,000
======================================================================================
                                                                           133,475,000
======================================================================================

GEORGIA-3.94%

ABN AMRO Munitops Ctfs. Trust (State of
  Georgia); Non-AMT VRD Series 2004-15 Ctfs.
  (Acquired 10/12/04; Cost $9,995,000)
  2.32%, 04/06/05(c)(d)(e)                         --   VMIG-1     9,995     9,995,000
--------------------------------------------------------------------------------------
Bartow (County of) School District; Unlimited
  Tax Series 2003 GO
  3.00%, 11/01/05                                 AA+       --       950       954,922
--------------------------------------------------------------------------------------
Burke (County of) Development Authority
  (Oglethorpe Power Corp.); VRD Series 1994 A
  PCR
  2.30%, 01/01/19(c)(f)                          A-1+   VMIG-1    17,700    17,700,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
GEORGIA-(CONTINUED)

CDC Municipal Products, Inc. (Forsyth (County
  of) School District); VRD Unlimited Tax
  Series 2004-6 A GO (Acquired 10/20/04; Cost
  $3,000,000)
  2.32%, 02/01/18(c)(d)(e)                       A-1+       --  $  3,000  $  3,000,000
--------------------------------------------------------------------------------------
Clayton (County of) Development Authority
  (Delta Airlines Project); Special
  Facilities VRD Series 2000 A RB
  (CEP-General Electric Capital Corp.)
  2.32%, 06/01/29(c)                             A-1+   VMIG-1    12,000    12,000,000
--------------------------------------------------------------------------------------
Cobb (County of) Development Authority (YMCA
  of Cobb County); VRD Series 2003 RB (LOC-
  Branch Banking & Trust Co.)
  2.27%, 12/01/25(b)(c)                            --   VMIG-1     1,000     1,000,000
--------------------------------------------------------------------------------------
Cobb (County of) Housing Authority (Tamarron
  Apartments Project); Refunding Multi-Family
  Housing VRD Series 2003 RB (CEP-Federal
  Home Loan Mortgage Corp.)
  2.30%, 03/01/24(c)                             A-1+       --     4,820     4,820,000
--------------------------------------------------------------------------------------
DeKalb (County of) Hospital Authority (DeKalb
  Medical Center Inc. Project); VRD Series
  2000 B RB (LOC-Wachovia Bank, N.A.)
  2.29%, 10/01/25(b)(c)                            --   VMIG-1    10,450    10,450,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (State of Georgia);
  VRD Series 2000-1001 Class C COP (Acquired
  07/26/00; Cost $20,000,000)
  2.32%, 07/01/15(c)(d)(e)                       A-1+       --    20,000    20,000,000
--------------------------------------------------------------------------------------
Floyd (County of) Development Authority
  (Shorter College Project); VRD Series 1998
  RB (LOC-SunTrust Bank)
  2.43%, 06/01/17(b)(c)                          A-1+       --     1,800     1,800,000
--------------------------------------------------------------------------------------
Fulton (County of) Development Authority
  (Bridgeway Foundation for Education
  Project); Educational Facilities VRD Series
  2000 RB (LOC-Wachovia Bank, N.A.)
  2.34%, 06/01/15(b)(c)                           A-1       --     1,400     1,400,000
--------------------------------------------------------------------------------------
Fulton (County of) Development Authority
  (Pace Academy Inc. Project); VRD Series
  1998 RB (LOC-Bank of America, N.A.)
  2.30%, 07/01/18(b)(c)(j)                         --       --     5,375     5,375,000
--------------------------------------------------------------------------------------
Fulton (County of) Development Authority
  (Woodward Academy Inc. Project); VRD Series
  2002 RB (LOC-SunTrust Bank)
  2.29%, 12/01/27(b)(c)                            --   VMIG-1     6,400     6,400,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
GEORGIA-(CONTINUED)

Fulton (County of) Hospital Authority
  (Northside Hospital Inc.); VRD Series 2003
  A RAN (LOC-Wachovia Bank, N.A.)
  2.29%, 10/01/18(b)(c)                            --   VMIG-1  $ 28,080  $ 28,080,000
--------------------------------------------------------------------------------------
Smyrna (City of) Hospital Authority
  (Ridgeview Institute Inc. Project); VRD
  Series 2002 RB (LOC-Wachovia Bank, N.A.)
  2.34%, 11/01/27(b)(c)                            --   VMIG-1     2,060     2,060,000
--------------------------------------------------------------------------------------
Tallapoosa (City of) Development Authority
  (U.S. Can Co. Project); VRD Series 1994
  RB(LOC-Deutsche Bank A.G.)
  2.35%, 02/01/15(b)(c)                           A-1       --     2,000     2,000,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (City of Dalton); Utilities
  VRD Series 2003 A02 RB (Acquired 08/25/04;
  Cost $4,860,000)
  2.35%, 01/01/12(c)(d)(e)                         --   VMIG-1     4,860     4,860,000
======================================================================================
                                                                           131,894,922
======================================================================================

HAWAII-0.29%

Eagle Tax Exempt Trust (State of Hawaii); VRD
  Series 2000-1101 COP (Acquired 01/11/01;
  Cost $6,000,000)
  2.32%, 12/01/16(c)(d)(e)                       A-1+       --     6,000     6,000,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (State of Hawaii); Unlimited
  Tax VRD Series 2003 A16 GO (Acquired
  02/27/03; Cost $3,880,000)
  2.35%, 07/01/18(c)(d)(e)                         --   VMIG-1     3,880     3,880,000
======================================================================================
                                                                             9,880,000
======================================================================================

IDAHO-0.36%

Custer (County of) Pollution Control (Amoco
  Oil Co.-Standard Oil Industry Project); VRD
  Series 1983 RB
  1.55%, 04/01/05(g)(h)                          A-1+     Aa1     10,000    10,000,000
--------------------------------------------------------------------------------------
Magic Valley Healthcare System Inc. (Magic
  Valley Regional Medical Center Project);
  VRD Series 2001 RB (LOC-Wells Fargo Bank
  N.A.)
  2.28%, 12/01/21(b)(c)                            --   VMIG-1     2,040     2,040,000
======================================================================================
                                                                            12,040,000
======================================================================================

ILLINOIS-14.93%

ABN AMRO Munitops Ctfs. Trust (City of
  Chicago); Refunding Multi-State Non-AMT VRD
  Limited Tax Series 2001-34 Ctfs. (Acquired
  11/15/01; Cost $10,000,000)
  2.33%, 07/01/07(c)(d)(e)                         --   VMIG-1    10,000    10,000,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Bear Stearns Municipal Securities Trust Ctfs.
  (State of Illinois Sales Tax); VRD Series
  1998-25 A RB (Acquired 08/26/99; Cost
  $10,000,000)
  2.30%, 03/15/07(c)(d)(e)                        A-1     Aa2   $ 10,000  $ 10,000,000
--------------------------------------------------------------------------------------
Bear Stearns Municipal Securities Trust Ctfs.
  (State of Illinois); VRD Series 2002-190 A
  RB (Acquired 05/06/02; Cost $10,130,00)
  2.30%, 06/05/14(c)(d)(e)                        A-1       --    10,130    10,130,000
--------------------------------------------------------------------------------------
Chicago (City of); VRD Limited Tax Obligation
  Tender Series 2004 GO (LOC-State Street
  Bank & Trust Co.)
  2.20%, 12/08/05(b)(g)(l)                      SP-1+    MIG-1     7,000     7,000,000
--------------------------------------------------------------------------------------
Chicago (City of); Refunding Water Revenue
  Second Lien VRD Series 2004 RB
  2.28%, 11/01/31(c)(f)                          A-1+   VMIG-1    30,000    30,000,000
--------------------------------------------------------------------------------------
Cook (County of) (Catholic Theological Union
  Project); VRD Series 2005 RB (LOC-Bank of
  Montreal)
  2.30%, 02/01/35(b)(c)                            --   VMIG-1     4,000     4,000,000
--------------------------------------------------------------------------------------
Cook (County of) High School District No. 201
  (J. Sterling Morton Township); School
  Limited Tax Series 2004 GO
  4.38%, 12/01/05(f)                               --      Aaa     5,000     5,074,796
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Chicago Park
  District); VRD Unlimited Tax Series
  2002-1306 A COP (Acquired 05/02/02; Cost
  $5,500,000)
  2.32%, 01/01/29(c)(d)(e)                       A-1+       --     5,500     5,500,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Chicago
  Public Building Commission); VRD Series
  2003-0015 A COP (Acquired 05/14/03; Cost
  $2,800,000)
  2.32%, 12/01/14(c)(d)(e)                       A-1+       --     2,800     2,800,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Chicago Water
  & Sewer); VRD Series 2001-1308 COP
  (Acquired 12/12/01; Cost $8,655,000)
  2.32%, 11/01/26(c)(d)(e)                       A-1+       --     8,655     8,655,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Chicago); VRD
  Series 2001-1305 COP (Acquired 04/02/01;
  Cost $4,950,000)
  2.43%, 01/01/35(c)(d)(e)                       A-1+       --     4,950     4,950,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Eagle Tax Exempt Trust (County of Cook
  Regional Transportation Authority); VRD
  Series 2000-1303 COP (Acquired 03/26/01;
  Cost $19,000,000)
  2.32%, 07/01/23(c)(d)(e)                       A-1+      --   $ 19,000  $ 19,000,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (State of Illinois);
  VRD Series 2000-1304 COP (Acquired
  06/27/00; Cost $7,340,000)
  2.32%, 06/01/21(c)(d)(e)                       A-1+      --      7,340     7,340,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (State of Illinois);
  VRD Unlimited Tax Series 2003-0023 A COP
  (Acquired 06/12/03; Cost $3,775,000)
  2.32%, 06/01/15(c)(d)(e)                       A-1+      --      3,775     3,775,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (American College of Surgeons);
  VRD Series 1996 RB (LOC-Northern Trust Co.)
  2.17%, 08/01/26(b)(c)                          A-1+      --      6,120     6,120,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (BAPS Inc. Project); VRD Series
  2002 RB (LOC-Comerica Bank)
  2.30%, 06/01/17(b)(c)                           A-1      --      8,385     8,385,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (British Home for Retired Men &
  Women); VRD Series 2001 RB (LOC-ABN AMRO
  Bank N.V.)
  2.30%, 11/01/27(b)(c)                           A-1      --      8,740     8,740,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Chicago Shakespeare Theater
  Project); VRD Series 1999 RB (LOC-ABN AMRO
  Bank N.V.) (Acquired 09/24/03; Cost
  $4,100,000)
  2.30%, 01/01/19(b)(c)(e)                        A-1      --      4,100     4,100,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Embers Elementary School
  Project); Educational Facilities VRD Series
  2002 RB (LOC-ABN AMRO Bank N.V.) (Acquired
  11/04/03; Cost $2,250,000)
  2.31%, 04/01/32(b)(c)(e)                        A-1      --      2,250     2,250,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Fenwick High School Project);
  VRD Series 1997 RB (LOC-JPMorgan Chase
  Bank)
  2.30%, 03/01/32(b)(c)                          A-1+      --      6,200     6,200,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Development Finance
  Authority (Institute of Gas Technology
  Project); VRD Series 1999 IDR (LOC-Bank of
  Montreal)
  2.33%, 09/01/24(b)(c)                          A-1+       --  $  2,000  $  2,000,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Lyric Opera of Chicago Project);
  VRD Series 1994 RB (LOC-Northern Trust Co.,
  Bank of Montreal, JPMorgan Chase Bank)
  2.30%, 12/01/28(b)(c)                          A-1+   VMIG-1    49,800    49,800,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Mount Carmel High School
  Project); VRD Series 2003 RB (LOC-JPMorgan
  Chase Bank)
  2.30%, 07/01/33(b)(c)                            --   VMIG-1     5,600     5,600,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (The Museum of Contemporary Art
  Project); VRD Series 1994 RB (LOC-JPMorgan
  Chase Bank, Northern Trust Co.)
  2.30%, 02/01/29(b)(c)                           A-1   VMIG-1    14,950    14,950,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (North Shore Country Day School);
  VRD Series 2003 RB (LOC-Northern Trust Co.)
  2.30%, 07/01/33(b)(c)                            --   VMIG-1     2,825     2,825,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Oak Park Residence Corp.
  Project); VRD Series 2001 RB (LOC-ABN AMRO
  Bank N.V.) (Acquired 01/29/03; Cost
  $2,975,000)
  2.30%, 07/01/41(b)(c)(e)                        A-1       --     2,975     2,975,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Sacred Heart Schools Project);
  VRD Series 2003 RB (LOC-Fifth Third Bank)
  2.30%, 07/01/33(b)(c)                            --   VMIG-1     4,600     4,600,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (West Central Illinois
  Educational Project); VRD Series 2002 RB
  (LOC-JPMorgan Chase Bank)
  2.30%, 09/01/32(b)(c)                            --   VMIG-1     4,800     4,800,000
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Aurora University); VRD Cultural
  Pooled Financing Series 1998 RB (LOC-Bank
  of America, N.A.)
  2.32%, 03/01/28(b)(c)                          A-1+       --     6,670     6,670,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Educational Facilities
  Authority (Aurora University); VRD Series
  2002 RB (LOC-Fifth Third Bank)
  2.35%, 03/01/32(b)(c)                            --   VMIG-1  $  3,300  $  3,300,000
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Blackburn University); Cultural
  Pooled Financing VRD Series 1999 RB
  (LOC-Bank of America, N.A.)
  2.32%, 07/01/29(b)(c)                          A-1+       --     1,385     1,385,000
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Chicago Childrens Museum); VRD
  Series 1994 RB (LOC-JPMorgan Chase Bank)
  2.30%, 02/01/28(b)(c)                           A-1   VMIG-1     4,250     4,250,000
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Lincoln Park Society); VRD
  Series 1999 RB (LOC-JPMorgan Chase Bank)
  2.30%, 01/01/29(b)(c)                          A-1+       --     2,825     2,825,000
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (National Louis University); VRD
  Series 1999 B RB (LOC-JPMorgan Chase Bank)
  2.30%, 06/01/29(b)(c)                          A-1+       --     2,300     2,300,000
--------------------------------------------------------------------------------------
Illinois (State of) Finance Authority
  (Illinois Institute of Technology); VRD
  Series 2004 RB (LOC-Bank of Montreal)
  2.30%, 12/01/24(b)(c)                            --   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
Illinois (State of) Finance Authority (Jewish
  Charities); VRD Series 2004 A RN (LOC-Bank
  of Montreal)
  2.30%, 06/30/05(b)(c)                          A-1+       --     7,630     7,630,000
--------------------------------------------------------------------------------------
Illinois (State of) Finance Authority (Kohl
  Children's Museum); VRD Series 2004 RB
  (LOC-Fifth Third Bank)
  2.30%, 07/01/34(b)(c)                            --   VMIG-1     2,680     2,680,000
--------------------------------------------------------------------------------------
Illinois (State of) Finance Authority (Mercy
  Alliance Project); VRD Series 2005 RB
  (LOC-M&I Marshall & Ilsley Bank)
  2.31%, 02/15/35(b)(c)                            --   VMIG-1     7,000     7,000,000
--------------------------------------------------------------------------------------
Illinois (State of) Finance Authority
  (Richard H. Driehaus Museum); VRD Series
  2005 RB (LOC- Northern Trust Co.)
  2.30%, 02/01/35(b)(c)                            --   VMIG-1     2,900     2,900,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Finance Authority
  (Sunshine Through Golf Foundation Project);
  VRD Series 2004 A RB (LOC-ABN AMRO Bank
  N.V.)
  2.31%, 11/01/24(b)(c)                           A-1       --  $  2,100  $  2,100,000
--------------------------------------------------------------------------------------
Illinois (State of) Finance Authority; VRD
  Series 2005 RAN (LOC-Bank of Montreal)
  2.30%, 06/30/05(b)(c)                          A-1+       --     3,300     3,300,000
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bensenville Home Society); VRD
  Series 1989 A RB (LOC-JPMorgan Chase Bank)
  2.32%, 02/15/19(b)(c)                           A-1       --     1,100     1,100,000
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (OSF Healthcare System); VRD
  Series 2002 RB (LOC-Fifth Third Bank)
  2.27%, 11/15/27(b)(k)                          A-1+   VMIG-1     7,100     7,100,000
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Peace Memorial Ministries); VRD
  Series 2003 B RB (LOC-ABN AMRO Bank N.V.)
  2.30%, 08/15/33(b)(c)                           A-1       --     9,845     9,845,000
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (St. Lukes Medical Center); VRD
  Series 1998 B RB
  2.28%, 11/15/23(c)(f)                          A-1+   VMIG-1     1,000     1,000,000
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority; Revolving Fund Pooled VRD Series
  1985 C RB (LOC-JPMorgan Chase Bank)
  2.30%, 08/01/15(b)(c)                          A-1+   VMIG-1     7,000     7,000,000
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  (Franciscan Eldercare Service); VRD Series
  2001 RB (LOC-ABN AMRO Bank N.V.)
  2.30%, 05/15/32(b)(c)                           A-1       --    10,800    10,800,000
--------------------------------------------------------------------------------------
Illinois (State of) Regional Transportation
  Authority; Series 1994 A RB
  5.80%, 06/01/05(f)                              AAA     Aaa      3,300     3,321,356
--------------------------------------------------------------------------------------
Illinois (State of) Toll Highway Authority;
  Refunding Toll Highway VRD Series 1998 B RB
  2.25%, 01/01/16(c)(f)                            --   VMIG-1    15,900    15,900,000
--------------------------------------------------------------------------------------
  2.25%, 01/01/17(c)(f)                            --   VMIG-1     4,600     4,600,000
--------------------------------------------------------------------------------------
Lombard (City of) (Clover Creek Apartments
  Project); VRD Multi-Family Housing Series
  2000 RB (CEP-Federal National Mortgage
  Association)
  2.31%, 12/15/30(c)                             A-1+       --    14,855    14,855,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Macon (County of) (Millikin University); VRD
  Series 1999 RB
  2.30%, 10/01/28(c)(f)                          A-1+       --  $  4,500  $  4,500,000
--------------------------------------------------------------------------------------
McCook (City of) (Illinois Saint Andrew
  Society); VRD Series 1996 A RB
  (LOC-Northern Trust Co.)
  2.32%, 12/01/21(b)(c)                          A-1+       --     5,000     5,000,000
--------------------------------------------------------------------------------------
Orland Hills (City of); Multi-Family Housing
  VRD Series 1995 A RB (LOC-ABN AMRO Bank
  N.V.)
  2.30%, 12/01/14(b)(c)                           A-1       --     2,470     2,470,000
--------------------------------------------------------------------------------------
Quincy (City of) (Blessing Hospital Project);
  VRD Series 2004 RB (LOC-JPMorgan Chase
  Bank)
  2.30%, 11/15/33(b)(c)                          A-1+   VMIG-1    13,900    13,900,000
---------------------------------------------------------------------------------------
Rochelle (City of) Hospital Facility
  (Rochelle Community Hospital Project); VRD
  Series 2004 RB (LOC-JPMorgan Chase Bank.)
  2.30%, 08/01/34(b)(c)                            --   VMIG-1     5,200     5,200,000
--------------------------------------------------------------------------------------
Rockford (City of) (Wesley Willows); VRD
  Series 2002 RB (LOC-M&I Marshall & Isley
  Bank)
  2.31%, 04/01/32(b)(k)                           A-1       --     9,000     9,000,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Central Lake County Joint
  Action Water Agency); VRD Series 2003 B18
  RB (Acquired 02/19/03; Cost $3,150,000)
  2.35%, 05/01/20(c)(d)(e)                         --   VMIG-1     3,150     3,150,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (City of Chicago Board of
  Education); VRD Unlimited Tax Series 2000
  A4 GO (Acquired 11/12/03; Cost $4,845,000)
  2.11%, 11/10/05(d)(e)(g)(l)(n)                   --   VMIG-1     4,845     4,845,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (City of Chicago Emergency
  Telephone System); VRD Limited Tax Series
  2002 A44 GO (Acquired 08/02/02; Cost
  $7,845,000)
  2.35%, 01/01/20(c)(d)(e)                         --   VMIG-1     7,845     7,845,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (City of Chicago); VRD
  Limited Tax Series 2000 A12 GO (Acquired
  10/13/00; Cost $10,000,000)
  2.35%, 01/01/23(c)(d)(e)                         --   VMIG-1    10,000    10,000,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Cook County Regional
  Transportation Authority); VRD Series 2001
  A93 RB (Acquired 10/10/01; Cost $3,665,000)
  2.35%, 07/01/27(c)(d)(e)                         --   VMIG-1     3,665     3,665,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Wachovia MERLOTs (Cook County Regional
  Transportation Authority); VRD Unlimited
  Tax Series 2002 A41 GO (Acquired 07/25/02;
  Cost $17,775,000)
  2.35%, 06/01/17(c)(d)(e)                         --   VMIG-1  $ 17,775  $ 17,775,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Cook County); VRD Unlimited
  Tax Series 2003 B11 GO (Acquired 01/29/03;
  Cost $6,995,000)
  2.35%, 11/15/25(c)(d)(e)                         --   VMIG-1     6,995     6,995,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Regional Transportation
  Authority); VRD Series 2001 A69 RB
  (Acquired 11/09/04; Cost $11,770,000)
  2.11%, 11/10/05(d)(e)(g)(l)(n)                   --   VMIG-1    11,770    11,770,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (State of Illinois); VRD
  Unlimited Tax Series 2001 A124 GO (Acquired
  11/26/01; Cost $7,905,000)
  2.35%, 11/01/26(c)(d)(e)                        A-1       --     7,905     7,905,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (University of Illinois);
  VRD Series 2000 S GO (Acquired 03/20/00;
  Cost $7,400,000)
  2.35%, 04/01/30(c)(d)(e)                         --   VMIG-1     7,400     7,400,000
======================================================================================
                                                                           499,851,152
======================================================================================

INDIANA-3.26%

ABN AMRO Munitops Ctfs. Trust (Township of
  Wayne, County of Marion School Building
  Corp.); Multi-State Non-AMT VRD Series
  2003-27 RB (Acquired 11/12/03; Cost
  $13,795,000)
  2.33%, 07/15/11(c)(d)(e)                         --   VMIG-1    13,795    13,795,000
--------------------------------------------------------------------------------------
CDC Municipal Products, Inc. (Indiana State
  of Transportation Finance Authority);
  Highway VRD Series 2004-5 A RB (Acquired
  10/21/04; Cost $2,000,000)
  2.32%, 12/01/18(c)(d)(e)                       A-1+       --     2,000     2,000,000
--------------------------------------------------------------------------------------
Indiana (State of) Bond Bank; Advance Funding
  Program Series 2005 A RN
  3.25%, 01/26/06                               SP-1+    MIG-1    20,000    20,152,637
--------------------------------------------------------------------------------------
Indiana (State of) Educational Facilities
  Authority (Indiana Wesleyan University
  Project); Educational Facilities VRD Series
  1998 A RB (LOC-JPMorgan Chase Bank)
  2.30%, 06/01/28(b)(c)                          A-1+       --     9,600     9,600,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
INDIANA-(CONTINUED)

Indiana (State of) Educational Facilities
  Authority (Wabash College Project);
  Educational Facilities Series 2003 RB (LOC-
  JPMorgan Chase Bank)
  2.30%, 12/01/23(b)(c)                            --   VMIG-1  $  5,870  $  5,870,000
--------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (Community Hospitals
  Project); VRD Hospital Series 2000 A RB
  (LOC-Bank of America, N.A.)
  2.30%, 07/01/28(b)(c)                          A-1+       --     3,892     3,892,000
--------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (Deaconess Hospital
  Inc.); Hospital VRD Series 1992 ACES RB
  (LOC-Fifth Third Bank)
  2.30%, 01/01/22(b)(c)                          A-1+       --    11,920    11,920,000
--------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (Golden Years
  Homestead); VRD Series 2002 A RB (LOC-Wells
  Fargo Bank N.A.)
  2.28%, 06/01/25(b)(c)                          A-1+       --     6,500     6,500,000
--------------------------------------------------------------------------------------
Kokomo (City of) Hospital Authority (St.
  Joseph's Hospital Center); Refunding
  Hospital Series 1993 RB
  6.35%, 08/15/05(g)(i)                           AAA      Aaa     3,000     3,050,845
--------------------------------------------------------------------------------------
Petersburg (City of) Pollution Control
  (Indianapolis Power & Light Co.); Refunding
  VRD Series 1995 B PCR
  2.30%, 01/01/23(c)(f)                            --   VMIG-1    23,000    23,000,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (County of Porter Jail
  Building Corp.); VRD Series 2001 A58 RB
  (Acquired 11/12/03; Cost $9,410,000)
  2.11%, 11/10/05(d)(e)(g)(l)(n)                   --   VMIG-1     9,410     9,410,000
======================================================================================
                                                                           109,190,482
======================================================================================

IOWA-1.20%

Iowa (State of) Finance Authority
  (Morningside College Project); Private
  College Facility VRD Series 2002 RB (LOC-
  U.S. Bank N.A.)
  2.35%, 10/01/32(b)(c)                          A-1+       --     2,320     2,320,000
--------------------------------------------------------------------------------------
Iowa (State of) Finance Authority Retirement
  Community (Deerfield Retirement Community);
  VRD Series 2003 A RB (LOC-ABN AMRO Bank
  N.V.)
  2.30%, 12/01/33(b)(c)                           A-1       --    15,000    15,000,000
--------------------------------------------------------------------------------------

                                                    RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
IOWA-(CONTINUED)

Iowa (State of) Higher Education Loan
  Authority (Graceland Private College); VRD
  Series 2003 RB (LOC-Bank of America, N.A.)
  2.35%, 02/01/33(b)(c)                            --   VMIG-1  $  2,000  $  2,000,000
--------------------------------------------------------------------------------------
Iowa (State of) School Corps.; School Cash
  Anticipation Program Series 2004 A Wts.
  Ctfs.
  3.00%, 06/30/05(f)                               --    MIG-1    10,000    10,034,200
--------------------------------------------------------------------------------- ----
Iowa (State of); School Cash Anticipation
  Program Series 2005 B RN
  3.50%, 01/27/06(f)                               --    MIG-1    10,700    10,805,204
======================================================================================
                                                                            40,159,404
======================================================================================

KANSAS-1.27%

Eagle Tax Exempt Trust (County of Wyandotte
  Unified Government Utility System); VRD
  Series 2004-0038 A COP (Acquired 09/08/04;
  Cost $5,000,000)
  2.32%, 09/01/21(c)(d)(e)                       A-1+       --     5,000     5,000,000
--------------------------------------------------------------------------------------
Kansas (State of) Development Finance
  Authority (Deaconess Long Term Care);
  Health Facilities VRD Series 2000 C RB
  (LOC-ABN AMRO Bank N.V.)
  2.29%, 05/15/30(b)(c)                            --   VMIG-1     4,380     4,380,000
--------------------------------------------------------------------------------------
Leawood (City of); Unlimited Tax Temporary
  Notes Series 2004-2 GO
  3.00%, 10/01/05                                  --    MIG-1    14,000    14,091,450
--------------------------------------------------------------------------------------
Lenexa (City of) Health Care Facilities
  (Lakeview Village Inc.); VRD Series 2002 B
  RB (LOC-ABN AMRO Bank N.V.)
  2.30%, 05/15/32(b)(c)                           A-1       --     7,500     7,500,000
--------------------------------------------------------------------------------------
Olathe (City of) Health Facilities (Cedar
  Lake Village Inc. Project); VRD Series 2004
  RB (LOC-Bank of America, N.A.)
  2.30%, 12/01/29(b)(c)                            --   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
Olathe (City of) Recreational Facilities
  (YMCA of Greater Kansas City Project); VRD
  Series 2002 B RB (LOC-Bank of America,
  N.A.)
  2.35%, 11/01/18(b)(c)                            --   VMIG-1     3,100     3,100,000
--------------------------------------------------------------------------------------
Wichita (City of) Recreational Facilities
  (YMCA of Wichita Project); VRD Series 1998
  XI RB (LOC-Bank of America, N.A.) (Acquired
  02/15/01; Cost $3,500,000)
  2.35%, 08/01/09(b)(c)(e)                       A-1+       --     3,500     3,500,000
======================================================================================
                                                                            42,571,450
======================================================================================

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
KENTUCKY-1.20%

Kentucky (State of) Area Development
  Districts Financing Trust (Weekly
  Acquisition-Ewing); Lease Program VRD
  Series 2000 RB (LOC-Wachovia Bank, N.A.)
  2.39%, 06/01/33(b)(c)                           A-1       --  $  5,660  $  5,660,000
--------------------------------------------------------------------------------------
Kentucky (State of) Asset/Liability
  Commission; General Funding Series 2004 A
  TRAN
  3.00%, 06/29/05                               SP-1+    MIG-1    15,000    15,052,221
--------------------------------------------------------------------------------------
Newport (City of) Kentucky League of Cities
  Funding Trust; Lease Program VRD Series
  2002 RB (LOC-U.S. Bank N.A.)
  2.19%, 04/01/32(b)(c)                            --   VMIG-1    19,600    19,600,000
======================================================================================
                                                                            40,312,221
======================================================================================

LOUISIANA-0.88%

Eagle Tax Exempt Trust (City of New Orleans);
  VRD Series 2000-1801 COP (Acquired
  10/10/00; Cost $6,000,000)
  2.32%, 12/01/21(c)(d)(e)                       A-1+       --     6,000     6,000,000
--------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Glen Retirement System Project);
  VRD Series 2001 RB (LOC-AmSouth Bank)
  (Acquired 08/15/01; Cost $3,270,000)
  2.40%, 08/01/16(b)(c)(e)                         --   VMIG-1     3,270     3,270,000
--------------------------------------------------------------------------------------
Louisiana (State of) Regional Transit
  Authority; Lease Series 1998 Long Fund RB
  6.13%, 05/01/05(g)(i)                           AAA      Aaa     1,800     1,807,860
--------------------------------------------------------------------------------------
Louisiana (State of); Unlimited Tax Series
  1995 A GO
  6.00%, 05/15/05(g)(i)                           AAA      Aaa     5,890     6,036,193
--------------------------------------------------------------------------------------
  Series 1998 B GO
  5.50%, 04/15/05(f)                              AAA      Aaa     1,775     1,777,874
--------------------------------------------------------------------------------------
  Series 2003 A GO
  6.00%, 05/01/05(o)                              AAA      Aaa    10,665    10,701,707
======================================================================================
                                                                            29,593,634
======================================================================================

MAINE-0.20%

JPMorgan PUTTERs (State of Maine Turnpike
  Authority); VRD Turnpike Series 2004 546 RB
  (Acquired 10/28/04; Cost $1,800,000)
  2.32%, 07/01/12(c)(d)(e)                         --   VMIG-1     1,800     1,800,000
--------------------------------------------------------------------------------------
Maine (State of) Housing Authority; Mortgage
  Series 2003 E-1 RB
  2.26%, 11/15/30(c)(f)                          A-1+   VMIG-1     4,785     4,785,000
======================================================================================
                                                                             6,585,000
======================================================================================

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
MARYLAND-0.55%

Frederick (County of) Retirement Community
  (Buckingham's Choice Inc. Project); VRD
  Series 1997 C RB (LOC-Branch Banking &
  Trust Co.)
  2.31%, 01/01/27(b)(c)                           A-1       --  $  6,000  $  6,000,000
--------------------------------------------------------------------------------------
Howard (County of) Economic Development
  (Norbel School Inc. Project); VRD Series
  2001 RB (LOC-Branch Banking & Trust Co.)
  2.27%, 02/01/28(b)(c)                           --       Aa3     4,785     4,785,000
--------------------------------------------------------------------------------------
Maryland (State of) Economic Development
  Corp. (YMCA of Central Maryland Inc.
  Project); VRD Series 2003 RB (LOC-Branch
  Banking & Trust Co.)
  2.27%, 04/01/28(b)(c)                           --    VMIG-1     3,800     3,800,000
--------------------------------------------------------------------------------------
Morgan Stanley & Co. Inc. Trust Floater Ctfs.
  (State of Maryland Health & Higher
  Educational Facilities Authority); VRD
  Floating Rate Trust Ctfs. Series 2003-829
  RB (Acquired 06/19/03; Cost $3,800,000)
  2.32%, 08/15/38(c)(d)(e)                        --    VMIG-1     3,800     3,800,000
======================================================================================
                                                                            18,385,000
======================================================================================

MASSACHUSETTS-0.65%

Massachusetts (State of) Health & Educational
  Facilities Authority (Fairview Extended
  Care Services Inc.); Refunding VRD Series
  1997 B RB (LOC-Bank of America, N.A.)
  2.29%, 01/01/21(b)(c)                            --   VMIG-1    21,620    21,620,000
======================================================================================

MICHIGAN-4.91%

Bruce (Township of) Hospital Finance
  Authority (Sisters Charity of St. Joseph);
  Health Care System VRD Series 1988 A RB
  1.80%, 05/02/05(f)(g)(h)                       A-1+   VMIG-1     2,000     2,000,000
--------------------------------------------------------------------------------------
Dearborn (City of) Economic Development Corp.
  (Henry Ford Village Inc. Project); VRD
  Limited Tax Series 1998 IDR (LOC-Comerica
  Bank)
  2.33%, 10/01/23(b)(c)(p)                         --       --     8,600     8,600,000
--------------------------------------------------------------------------------------
Eagle Tax-Exempt Trust (City of Detroit
  School District); VRD Unlimited Tax Series
  2002-6014 A GO (Acquired 11/06/02; Cost
  $7,105,000)
  2.32%, 05/01/32(c)(d)(e)                       A-1+       --     7,105     7,105,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Kalamazoo (County of) Economic Development
  Corp. (Heritage Community Project);
  Refunding VRD Limited Tax Series 2004 RB
  (LOC-Fifth Third Bank)
  2.28%, 05/15/17(b)(c)                          A-1+       --  $  5,405  $  5,405,000
--------------------------------------------------------------------------------------
Lake Orion (City of) Community School
  District; Refunding Unlimited Tax Series
  1994 GO
  7.00%, 05/01/05(g)(i)                           AAA      Aaa    13,170    13,357,320
--------------------------------------------------------------------------------------
Michigan (State of) Higher Educational
  Facilities Authority (Hope College);
  Refunding VRD Limited Tax Series 2004 GO
  (LOC-JPMorgan Chase Bank)
  2.31%, 04/01/34(b)(c)                           A-1       --     1,900     1,900,000
--------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Holland Community Hospital); VRD
  Series 2004 B RB (LOC-JPMorgan Chase Bank)
  2.29%, 01/01/34(b)(c)                            --   VMIG-1     2,000     2,000,000
--------------------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority;
  Series 2004 B-2 RN (LOC-JPMorgan Chase
  Bank)
  3.00%, 08/23/05(b)                            SP-1+       --    15,000    15,083,289
--------------------------------------------------------------------------------------
Michigan (State of) Strategic Fund (Van Andel
  Research Institute Project); VRD Limited
  Tax Series 1997 RB (LOC-ABN AMRO Bank N.V.)
  2.30%, 11/01/27(b)(c)                           A-1       --    16,200    16,200,000
--------------------------------------------------------------------------------------
Michigan (State of) Strategic Fund (Washtenaw
  Christian Project); VRD Limited Tax Series
  2003 RB (LOC-ABN AMRO Bank N.V.)
  2.29%, 11/01/33(b)(c)                           A-1       --     1,500     1,500,000
--------------------------------------------------------------------------------------
Michigan (State of); Unlimited Tax Series
  2004 A GO
  3.50%, 09/30/05                               SP-1+    MIG-1    40,000    40,283,819
--------------------------------------------------------------------------------------
Oakland (County of) Economic Development
  Corp. (Rochester College Project); VRD
  Limited Obligation Series 2001 RB (LOC-
  JPMorgan Chase Bank)
  2.30%, 08/01/21(b)(c)                            --   VMIG-1     6,900     6,900,000
--------------------------------------------------------------------------------------
Troy (City of) School District; Refunding
  School Building & Site Unlimited Tax Series
  2004 GO
  3.00%, 05/01/05                                  AA      Aa1     1,805     1,807,356
--------------------------------------------------------------------------------------
University of Michigan; VRD Hospital Series
  1995 A RB
  2.26%, 12/01/27(c)                             A-1+   VMIG-1     2,340     2,340,000
--------------------------------------------------------------------------------------
University of Michigan; VRD Medical Services
  Plan Series 1995 A RB
  2.26%, 12/01/27(c)                             A-1+   VMIG-1     3,160     3,160,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Wachovia MERLOTs (City of Detroit Sewage
  Disposal System); VRD Series 2001 A112 RB
  (Acquired 10/31/01; Cost $4,895,000)
  2.35%, 07/01/32(c)(d)(e)                         --   VMIG-1  $  4,895  $  4,895,000
--------------------------------------------------------------------------------------
  VRD Series 2003 B41 RB (Acquired 07/09/03;
  Cost $6,755,000)
  2.35%, 07/01/26(c)(d)(e)                         --   VMIG-1     6,755     6,755,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (City of Detroit Water
  Supply System); VRD Series 2000 D RB
  (Acquired 01/21/00; Cost $10,000,000)
  2.35%, 07/01/29(c)(d)(e)                         --   VMIG-1    10,000    10,000,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (State of Michigan Hospital
  Finance Authority); VRD Series 1997 X RB
  (Acquired 12/12/03; Cost $15,000,000)
  2.35%, 08/15/24(c)(d)(e)                         --   VMIG-1    15,000    15,000,000
======================================================================================
                                                                           164,291,784
======================================================================================

MINNESOTA-3.59%

JPMorgan PUTTERs (State of Minnesota Public
  Facilities Authority); VRD Drinking Water
  Series 2002-319 COP (Acquired 07/31/03;
  Cost $14,000,000)
  2.30%, 03/01/21(c)(d)(e)                        A-1       --    14,000    14,000,000
--------------------------------------------------------------------------------------
Minnesota (State of); Refunding Unlimited Tax
  Series 2003 GO
  2.00%, 08/01/05                                 AAA      Aa1     2,240     2,244,075
--------------------------------------------------------------------------------------
Rochester (City of) Health Care Facilities
  (Mayo Foundation); Commercial Paper Notes,
  Adjustable Tender Series 1988 F
  2.05%, 05/09/05                                A-1+       --    20,000    20,000,000
--------------------------------------------------------------------------------------
  Series 2000 B
  2.03%, 06/08/05                                A-1+       --    20,500    20,500,000
--------------------------------------------------------------------------------------
  Series 2001 A
  2.05%, 06/07/05                                  --   VMIG-1    15,000    15,000,000
--------------------------------------------------------------------------------------
  Series 2001 B
  2.05%, 06/07/05                                  --   VMIG-1    13,600    13,600,000
--------------------------------------------------------------------------------------
  Series 2001 C
  2.03%, 05/10/05                                  --   VMIG-1    17,600    17,600,000
--------------------------------------------------------------------------------------
St. Paul (City of) Housing & Redevelopment
  Authority (Science Museum of Minnesota);
  VRD Series 1997 A RB (LOC- U.S. Bank N.A.)
  2.33%, 05/01/27(b)(c)                            --   VMIG-1    17,360    17,360,000
======================================================================================
                                                                           120,304,075
======================================================================================

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
MISSISSIPPI-2.17%

ABN AMRO Munitops Ctfs. Trust (State of
  Mississippi Development Board-Jackson Water
  & Sewer); Multi-State Non-AMT VRD Series
  2002-22 Ctfs. (Acquired 09/10/03; Cost
  $9,995,000)
  2.33%, 09/01/10(c)(d)(e)                         --   VMIG-1  $  9,995  $  9,995,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (State of
  Mississippi); VRD Unlimited Tax Series
  2002-6018 A COP (Acquired 11/20/02; Cost
  $3,200,000)
  2.32%, 11/01/22(c)(d)(e)                       A-1+       --     3,200     3,200,000
--------------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Jackson Medical Mall); VRD Series 2000 A
  RB (LOC-JPMorgan Chase Bank)
  2.30%, 11/01/18(b)(c)                           A-1       --     5,300     5,300,000
--------------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Mississippi College Project); VRD Series
  2003 RB (LOC-AmSouth Bank)
  2.40%, 07/01/23(b)(c)                            --   VMIG-1     9,300     9,300,000
--------------------------------------------------------------------------------------
Perry (County of) (Leaf River Forest Products
  Project); Refunding VRD Series 2002 PCR
  (LOC- Citibank N.A.)
  2.25%, 02/01/22(b)(c)                          A-1+       --    36,500    36,500,000
--------------------------------------------------------------------------------------
University of Mississippi Educational
  Building Corp. (Campus Improvements
  Project); VRD Series 2000 RB
  2.31%, 10/01/20(c)(f)                            --   VMIG-1     8,235     8,235,000
======================================================================================
                                                                            72,530,000
======================================================================================

MISSOURI-1.15%

Missouri (State of) Development Finance Board
  (Center of Creative Arts Project); Cultural
  Facilities VRD Series 2004 RB (LOC-
  National City Bank)
  2.32%, 07/01/24(b)(c)                            --   VMIG-1     2,100     2,100,000
--------------------------------------------------------------------------------------
Missouri (State of) Health & Educational
  Facilities Authority (Lutheran Senior
  Services); Health Facilities VRD Series
  2000 RB (LOC-U.S. Bank N.A.)
  2.30%, 02/01/31(b)(c)                            --   VMIG-1    29,000    29,000,000
--------------------------------------------------------------------------------------
Missouri (State of) Health & Educational
  Facilities Authority (Washington University
  Project); Educational Facilities VRD Series
  1985 B RB
  2.33%, 09/01/10(c)                             A-1+   VMIG-1     1,100     1,100,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
MISSOURI-(CONTINUED)

Platte (County of) Industrial Development
  Authority (Southern Platte County Athletic
  Assoc. Inc.); Recreational Facilities VRD
  Series 2005 A RB (LOC-Bank of America,
  N.A.)
  2.32%, 10/01/25(b)(c)                            --   VMIG-1  $  2,140  $  2,140,000
--------------------------------------------------------------------------------------
St. Louis (County of) Industrial Development
  Authority (Friendship Village of South
  County); VRD Series 2002 B IDR (LOC-ABN
  AMRO Bank N.V.)
  2.30%, 09/01/22(b)(c)                           A-1       --     2,915     2,915,000
--------------------------------------------------------------------------------------
St. Louis (County of) Industrial Development
  Authority (Whitfield School Inc.);
  Educational Facilities Refunding VRD Series
  2004 B IDR (LOC- U.S. Bank N.A.)
  2.32%, 06/15/24(b)(c)                          A-1+       --     1,400     1,400,000
======================================================================================
                                                                            38,655,000
======================================================================================

MONTANA-0.34%

Montana (State of) Facility Finance Authority
  (Mission Ridge Project); VRD Series 2002 RB
  (LOC-ABN AMRO Bank N.V.)
  2.31%, 08/01/27(b)(c)(j)                         --       --    11,365    11,365,000
======================================================================================

NEBRASKA-1.32%

Nebhelp Inc.; Multi-Mode VRD Series 1985 A RB
  2.35%, 12/01/15(c)(f)                          A-1+   VMIG-1     5,995     5,995,000
--------------------------------------------------------------------------------------
  VRD Series 1985 B RB
  2.35%, 12/01/15(c)(f)                          A-1+   VMIG-1     3,590     3,590,000
--------------------------------------------------------------------------------------
  VRD Series 1985 D RB
  2.35%, 12/01/15(c)(f)                          A-1+   VMIG-1     5,865     5,865,000
--------------------------------------------------------------------------------------
  VRD Series 1985 E RB
  2.35%, 12/01/15(c)(f)                          A-1+   VMIG-1    28,635    28,635,000
======================================================================================
                                                                            44,085,000
======================================================================================

NEVADA-0.48%

ABN AMRO Munitops Ctfs. Trust (County of
  Washoe); Refunding VRD Limited Tax Series
  2001-24 Single Asset Trust Ctfs. (Acquired
  06/21/01; Cost $5,500,000)
  2.33%, 07/01/09(c)(d)(e)                         --   VMIG-1     5,500     5,500,000
--------------------------------------------------------------------------------------
Carson (City of) (Tahoe Hospital Project);
  Hospital VRD Series 2003 B RB (LOC- U.S.
  Bank N.A.)
  2.30%, 09/01/33(b)(c)                          A-1+       --    10,500    10,500,000
======================================================================================
                                                                            16,000,000
======================================================================================

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
NEW HAMPSHIRE-0.69%

Morgan Stanley & Co. Inc. Trust Floater Ctfs.
  (New Hampshire Higher Education & Health
  Facilities Authority); Refunding VRD Series
  2003-772 RB (Acquired 01/22/03; Cost
  $5,475,000)
  2.34%, 01/01/17(c)(d)(e)                        A-1       --  $  5,475  $  5,475,000
--------------------------------------------------------------------------------------
Morgan Stanley & Co. Inc. Trust Floater Ctfs.
  (New Hampshire Higher Educational & Health
  Facilities Authority); Refunding VRD Series
  2003-866 RB (Acquired 10/23/03; Cost
  $7,485,000)
  2.34%, 08/15/21(c)(d)(e)                        A-1       --     7,485     7,485,000
--------------------------------------------------------------------------------------
New Hampshire (State of) Higher Educational &
  Health Facilities Authority (VHA-New
  England Inc.); VRD Series 1985 G RB
  2.30%, 12/01/25(c)(f)                          A-1+       --    10,000    10,000,000
======================================================================================
                                                                            22,960,000
======================================================================================

NEW JERSEY-0.13%

Salem (County of) Improvement Authority
  (Friends Home at Woodstown Inc.); VRD
  Series 2004 RB (LOC-Bank of America, N.A.)
  2.30%, 04/01/34(b)(c)                            --   VMIG-1     4,440     4,440,000
======================================================================================

NEW YORK-0.53%

ABN AMRO Munitops Ctfs. Trust (Triborough
  Bridge & Tunnel Authority); Non-AMT VRD
  Series 2002-31 Ctfs. (Acquired 03/24/04;
  Cost $16,000,000)
  2.30%, 11/15/10(c)(d)(e)                         --   VMIG-1    16,000    16,000,000
--------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (Rochester Institute of Technology); Series
  1997 RB
  6.00%, 08/15/05(f)                              AAA      Aaa     1,815     1,841,296
======================================================================================
                                                                            17,841,296
======================================================================================

NORTH CAROLINA-1.05%

North Carolina (State of) Capital Facilities
  Finance Agency (Barton College);
  Educational Facilities VRD Series 2004 RB
  (LOC- Branch Banking & Trust Co.)
  2.27%, 07/01/19(b)(c)                            --   VMIG-1     5,750     5,750,000
---------------------------------------------------------------------------------------
North Carolina (State of) Capital Facilities
  Finance Agency (Elon College); VRD Series
  2001 A RB (LOC-Bank of America, N.A.)
  2.30%, 01/01/14(b)(c)(j)                         --       --     8,115     8,115,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

North Carolina (State of) Capital Facilities
  Finance Agency (Goodwill Community
  Foundation Project); VRD Series 2002 RB
  (LOC-Bank of America, N.A.)
  2.30%, 04/01/22(b)(c)(j)                         --       --  $  2,070  $  2,070,000
--------------------------------------------------------------------------------------
North Carolina (State of) Capital Facilities
  Finance Agency (Goodwill Industries of
  Central North Carolina Inc.); VRD Series
  2004 RB (LOC-Bank of America, N.A.)
  2.30%, 12/01/24(b)(c)(j)                         --       --     4,915     4,915,000
--------------------------------------------------------------------------------------
North Carolina (State of) Capital Facilities
  Finance Agency (Thompson Children's Home);
  Educational Facilities VRD Series 2000 RB
  (LOC-Bank of America, N.A.)
  2.30%, 12/01/20(b)(c)(j)                         --       --     3,150     3,150,000
--------------------------------------------------------------------------------------
North Carolina (State of) Capital Facilities
  Finance Agency (Wolfpack Club Project); VRD
  Series 2002 RB (LOC-Bank of America, N.A.)
  2.30%, 04/01/12(b)(c)(j)                         --       --     6,800     6,800,000
--------------------------------------------------------------------------------------
North Carolina (State of) Medical Care
  Commission; Refunding First Mortgage Health
  Care Facilities VRD Series 2004 C RB (LOC-
  SunTrust Bank)
  2.27%, 11/01/27(b)(c)                            --   VMIG-1     3,500     3,500,000
--------------------------------------------------------------------------------------
University of North Carolina; VRD Series 2001
  B RB
  2.30%, 12/01/25(c)                             A-1+   VMIG-1     1,000     1,000,000
======================================================================================
                                                                            35,300,000
======================================================================================

OHIO-3.66%

Akron, Bath & Copley (Townships of) Joint
  Township Hospital District (Summa Health
  Systems); VRD Series 2004 B RB (LOC-
  JPMorgan Chase Bank)
  2.29%, 11/01/34(b)(c)                            --   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
Butler (County of) Health Care Facilities
  (Lifesphere Project); Refunding &
  Improvement VRD Series 2002 RB (LOC-U.S.
  Bank N.A.)
  2.30%, 05/01/27(b)(c)                          A-1+       --     8,500     8,500,000
--------------------------------------------------------------------------------------
Cambridge (City of) Hospital Facilities
  (Regional Medical Center Project);
  Refunding & Improvement VRD Series 2001 RB
  (LOC-National City Bank)
  2.31%, 12/01/21(b)(c)                            --   VMIG-1    10,790    10,790,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
OHIO-(CONTINUED)

Centerville (City of) (Bethany Lutheran
  Village Project); Health Care VRD Series
  1994 RB (LOC-National City Bank)
  2.31%, 11/01/13(b)(c)                            --   VMIG-1  $  2,905  $  2,905,000
--------------------------------------------------------------------------------------
Cleveland Heights (City of); Limited Tax
  Series 2004 BAN GO
  2.00%, 08/18/05(p)                               --       --     3,234     3,238,840
--------------------------------------------------------------------------------------
Cuyahoga (County of) Health Care Facilities
  (Judson Retirement Community); Refunding
  VRD Series 2000 RB (LOC-National City Bank)
  2.31%, 11/15/19(b)(c)                           A-1       --       700       700,000
--------------------------------------------------------------------------------------
Franklin (County of) Health Care Facilities
  (First Community Village); Refunding &
  Improvement VRD Series 2005 RB
  (LOC-Sovereign Bank, KBC Bank N.V.)
  2.33%, 03/01/36(b)(c)                          A-1+       --     5,000     5,000,000
--------------------------------------------------------------------------------------
Lake (County of); Limited Tax Series 2004 BAN
  GO
  2.00%, 04/14/05(p)                               --       --     5,250     5,251,154
--------------------------------------------------------------------------------------
Lorain (County of) (EMH Regional Medical
  Center Project); Hospital Facilities VRD
  Series 2001 RB (LOC-National City Bank)
  2.34%, 05/01/26(b)(c)(p)                         --       --    14,950    14,950,000
--------------------------------------------------------------------------------------
Mahoning (County of) Hospital Facilities
  (Forum Health Obligation Group) VRD Series
  1997 B RB
  2.28%, 12/01/28(c)(f)                          A-1+   VMIG-1    19,100    19,100,000
--------------------------------------------------------------------------------------
  VRD Series 2002 B RB (LOC-Fifth Third
  Bank)
  2.31%, 12/01/27(b)(c)                            --   VMIG-1     6,800     6,800,000
--------------------------------------------------------------------------------------
Marion (County of) (Pooled Lease Program);
  Hospital Improvement VRD Series 1990 RB
  (LOC-JPMorgan Chase Bank)
  2.31%, 08/01/20(b)(c)                          A-1+       --     1,325     1,325,000
--------------------------------------------------------------------------------------
Middleburg Heights (City of) (Southwest
  General Health); Hospital Improvement
  Series 1997 RB (LOC-Fifth Third Bank)
  2.31%, 08/15/22(b)(c)                          A-1+       --     5,405     5,405,000
--------------------------------------------------------------------------------------
Montgomery (County of) (St. Vincent DePaul
  Society); Limited Obligation VRD Series
  1996 RB (LOC-National City Bank)
  2.31%, 12/01/10(b)(c)                           A-1       --     1,735     1,735,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
OHIO-(CONTINUED)

Portage (County of) (Robinson Memorial
  Hospital); Hospital VRD Series 2002 RB
  (LOC-JPMorgan Chase Bank)
  2.31%, 05/01/17(b)(c)                            --   VMIG-1  $  6,255  $  6,255,000
--------------------------------------------------------------------------------------
Reynoldsburg (City of) School District
  (School Facilities Construction); Unlimited
  Tax Series 2004 A BAN GO
  2.75%, 06/24/05                                  --    MIG-1     5,900     5,910,765
--------------------------------------------------------------------------------------
  Unlimited Tax Series 2005 BAN GO
  3.00%, 06/24/05                                  --     MIG1     3,150     3,157,955
--------------------------------------------------------------------------------------
Solon (City of); Series 2004 BAN
  2.75%, 12/01/05(p)                               --       --     3,000     3,013,738
--------------------------------------------------------------------------------------
Toledo-Lucas (County of) Port Authority
  (Franciscan Communities St. Mary of the
  Woods Inc.); VRD Series 2004 C RB
  (LOC-Sovereign Bank, Bank of Nova Scotia)
  2.28%, 05/15/38(b)(c)                          A-1+       --    10,700    10,700,000
--------------------------------------------------------------------------------------
Upper Arlington (City of); Street Improvement
  Limited Tax Series 2005 BAN GO
  3.00%, 01/10/06                                  --    MIG-1     1,802     1,813,655
--------------------------------------------------------------------------------------
Youngstown (City of) School District
  (Classroom Facilities & School
  Improvement); Unlimited Tax Series 2005 GO
  3.00%, 12/01/05(f)                              AAA      Aaa     1,000     1,005,299
======================================================================================
                                                                           122,556,406
======================================================================================

OKLAHOMA-1.01%

Oklahoma (County of) Finance Authority
  (Oxford Oaks Apartments Projects);
  Refunding Multi-Family Housing VRD Series
  2000 RB (CEP-Federal National Mortgage
  Association)
  2.30%, 07/15/30(c)                             A-1+       --    27,695    27,695,000
--------------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (Capitol Dome Project); VRD
  Series 2001 RB (LOC-Bank of America, N.A.)
  2.38%, 06/01/11(b)(c)                          A-1+       --     3,785     3,785,000
--------------------------------------------------------------------------------------
Tulsa (County of) Industrial Authority;
  Capital Improvements Series 2003 B RB
  4.00%, 05/15/05                                 AA-       --     2,500     2,507,347
======================================================================================
                                                                            33,987,347
======================================================================================

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
OREGON-0.75%

JPMorgan PUTTERs (City of Portland); Sewer
  System VRD Series 2004 614 RB (Acquired
  12/02/04; Cost $1,600,000)
  2.32%, 10/01/12(c)(d)(e)                         --   VMIG-1  $  1,600  $  1,600,000
--------------------------------------------------------------------------------------
Oregon (State of) Health, Housing,
  Educational & Cultural Facilities Authority
  (Quatama Crossing LLC Housing Project); VRD
  Series 1998 RB (LOC-U.S. Bank N.A.)
  2.35%, 01/01/31(b)(c)                            --      Aa2     7,320     7,320,000
--------------------------------------------------------------------------------------
Oregon (State of) Housing & Community
  Services Department Mortgage; Single Family
  Mortgage Program Series 2004 O RN
  2.00%, 06/01/05                                  --    MIG-1     2,300     2,300,000
--------------------------------------------------------------------------------------
  Series 2004 O-2 RN
  2.10%, 09/01/05                                  --    MIG-1     3,000     3,000,000
--------------------------------------------------------------------------------------
Oregon (State of); Series 2004 A TAN
  3.00%, 06/30/05                               SP-1+    MIG-1     6,500     6,519,573
--------------------------------------------------------------------------------------
Portland (City of) Housing Authority
  (Riverwood Project); Refunding Multi-Family
  Series 1995 RB
  6.00%, 01/01/06(g)(i)                           AAA      NRR     1,170     1,202,371
--------------------------------------------------------------------------------------
Portland (City of); Unlimited Tax Series 1995
  B GO
  5.75%, 06/01/05(g)(i)                           NRR      Aaa     2,000     2,012,136
--------------------------------------------------------------------------------------
Salem (City of) Water & Sewer; Refunding
  Series 2004 RB
  3.00%, 05/01/05(f)                              AAA      Aaa     1,175     1,176,383
======================================================================================
                                                                            25,130,463
======================================================================================

PENNSYLVANIA-3.07%

ABN AMRO Munitops Ctfs. Trust (City of
  Reading School District); Non-AMT VRD
  Series 2003-20 Ctfs. (Acquired 03/02/05;
  Cost $4,225,000)
  2.32%, 07/15/11(c)(d)(e)(j)                      --       --     4,225     4,225,000
--------------------------------------------------------------------------------------
ABN AMRO Munitops Ctfs. Trust (State of
  Pennsylvania Public School Building
  Authority); Non-AMT VRD Series 2001-30
  Ctfs. (Acquired 10/31/02; Cost $5,000,000)
  2.32%, 09/01/09(c)(d)(e)                         --   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
  Series 2003-24 Ctfs. (Acquired 03/08/04;
  Cost $7,000,000)
  2.32%, 06/01/11(c)(d)(e)                         --   VMIG-1     7,000     7,000,000
--------------------------------------------------------------------------------------
Allegheny (County of) Industrial Development
  Authority (Carnegie Museums of Pittsburgh);
  VRD Series 2002 IDR (LOC-Royal Bank of
  Scotland)
  2.40%, 08/01/32(b)(c)                            --   VMIG-1     2,000     2,000,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

Berks (County of) Industrial Development
  Authority (Lutheran Services); Health Care
  VRD Series 1998 A IDR
  2.29%, 01/01/28(c)(f)                            --   VMIG-1  $  9,995  $  9,995,000
--------------------------------------------------------------------------------------
Chartiers Valley (Community of) Industrial &
  Commercial Development Authority (Asbury
  Villas Project); VRD Series 2000 B IDR
  (LOC-ABN AMRO Bank N.V.)
  2.31%, 12/01/30(b)(c)                           A-1       --     3,000     3,000,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (Delaware Valley
  Regional); VRD Series 2001-3801 COP
  (Acquired 06/04/01; Cost $8,900,000)
  2.31%, 08/01/28(c)(d)(e)                       A-1+       --     8,900     8,900,000
--------------------------------------------------------------------------------------
Franklin (County of) Industrial Development
  Authority (Chambersburg Hospital
  Obligation); Health Care VRD Series 2000
  IDR
  2.38%, 12/01/24(c)(f)                           A-1       --     3,385     3,385,000
--------------------------------------------------------------------------------------
Geisinger (City of) Authority (Geisinger
  Health System); VRD Series 2002 RB
  2.30%, 11/15/32(k)                             A-1+   VMIG-1    12,200    12,200,000
--------------------------------------------------------------------------------------
Lehigh (County of) Industrial Development
  Authority (Allegheny Electric Coop. Inc.);
  Refunding VRD Series 1984 PCR (LOC-
  Rabobank Nederland)
  2.05%, 06/01/14(b)(m)                          A-1+       --     1,030     1,030,000
--------------------------------------------------------------------------------------
  VRD Series 1984 PCR (LOC-Rabobank
  Nederland)
  2.05%, 10/01/14(b)(m)                          A-1+       --     7,180     7,180,000
--------------------------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Holy Redeemer Health
  System); Health Care Series 1997 A RB
  5.50%, 10/01/05(f)                              AAA      Aaa     2,240     2,276,734
--------------------------------------------------------------------------------------
Pennsylvania (State of) Higher Educational
  Facilities Authority (Washington &
  Jefferson Development); VRD Series 2005 A
  RB (LOC-Sovereign Bank, Uncredito Italiano
  S.p.A.)
  2.25%, 11/01/36(b)(c)                            --   VMIG-1     3,000      3,000,000
--------------------------------------------------------------------------------------
Philadelphia (City of) Hospitals & Higher
  Education of Facilities Authority
  (Children's Hospital of Philadelphia
  Project); Hospital VRD Series 2002 A RB
  2.28%, 07/01/22(k)                             A-1+   VMIG-1     8,400     8,400,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

Sayre (City of) Health Care Facilities
  Authority (VHR of Pennsylvania Capital
  Financing Project); VRD Series 1985 K RB
  2.30%, 12/01/20(c)(f)                          A-1+      Aaa  $ 19,800  $ 19,800,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (City of Scranton & County
  of Lackawanna Health & Welfare Authority);
  VRD Series 2002 A-18 RB (Acquired 03/22/02;
  Cost $5,120,000)
  2.35%, 03/01/15(c)(d)(e)                         --   VMIG-1     5,120     5,120,000
======================================================================================
                                                                           102,511,734
======================================================================================

SOUTH CAROLINA-1.91%

Cherokee (County of) (Newark Electronics
  Division); Industrial VRD Series 1985 RB
  (LOC-ABN AMRO Bank N.V.)
  2.30%, 12/01/15(b)(c)                           A-1       --     6,500     6,500,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (State of South
  Carolina Public Service Authority); VRD
  Series 2000-4001 A COP (Acquired 09/08/00;
  Cost $10,100,000)
  2.32%, 01/01/22(c)(d)(e)                       A-1+       --    10,100    10,100,000
--------------------------------------------------------------------------------------
Horry (County of) School District; Unlimited
  Tax Series 2004 GO BAN
  3.50%, 09/01/05                                SP-1    MIG-1    10,000    10,070,209
--------------------------------------------------------------------------------------
Morgan Stanley & Co. Inc. Trust Floater Ctfs.
  (State of South Carolina Transportation
  Infrastructure Bank); Floating Rate Trust
  Ctfs. VRD Series 2002-728 RB (Acquired
  11/13/02; Cost $7,185,000)
  2.32%, 10/01/22(c)(d)(e)                         --   VMIG-1     7,185     7,185,000
--------------------------------------------------------------------------------------
South Carolina (State of) Educational
  Facilities Authority for Non-Profit
  Institutions (Morris College Project); VRD
  Series 1997 RB (LOC-Bank of America, N.A.)
  (Acquired 07/30/02; Cost $2,100,000)
  2.35%, 07/01/17(b)(c)(e)                       A-1+       --     2,100     2,100,000
--------------------------------------------------------------------------------------
South Carolina (State of) Educational
  Facilities Authority for Non-Profit
  Institutions (The Allen University
  Project); VRD Series 1998 RB (LOC-Bank of
  America, N.A.) (Acquired 03/27/01; Cost
  $2,525,000)
  2.35%, 09/01/18(b)(c)(e)                       A-1+       --     2,525     2,525,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) Jobs-Economic
  Development Authority (Carolina Children's
  Home Project); VRD Series 2003 RB
  (LOC-Branch Banking & Trust Co.)
  2.27%, 03/01/23(b)(c)                            --   VMIG-1  $  3,365  $  3,365,000
--------------------------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Carolina Piedmont
  Foundation Project); VRD Series 2002 RB
  (LOC-Bank of America, N.A.)
  2.35%, 09/01/32(b)(c)                            --       --     4,000     4,000,000
--------------------------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Catholic Diocese of
  South Carolina Project); VRD Series 1998 RB
  (LOC-Bank of America, N.A.) (Acquired
  07/23/02; Cost $2,555,000)
  2.35%, 09/01/18(b)(c)(e)                       A-1+       --     2,555     2,555,000
--------------------------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Presbyterian Home of
  South Carolina Project); VRD Series 2003 A
  RB (LOC-Wachovia Bank, N.A.)
  2.35%, 04/01/20(b)(c)                           A-1       --     4,070     4,070,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (State of South Carolina
  Public Service Authority); VRD Series 2000
  L RB (Acquired 02/25/00; Cost $11,590,000)
  2.35%, 01/01/22(c)(d)(e)                         --   VMIG-1    11,590    11,590,000
======================================================================================
                                                                            64,060,209
======================================================================================

SOUTH DAKOTA-0.09%

South Dakota (State of) Health & Educational
  Facilities Authority (University of Sioux
  Falls); VRD Series 2001 RB (LOC-Wells Fargo
  Bank N.A.)
  2.28%, 10/01/16(b)(c)                          A-1+       --     3,155     3,155,000
======================================================================================

TENNESSEE-5.14%

Clarksville (City of) Public Building
  Authority (Tennessee Municipal Bond Fund);
  Pooled Financing VRD Series 1999 RB
  (LOC-Bank of America, N.A.) (Acquired
  03/15/05; Cost $27,205,000)
  2.30%, 06/01/29(b)(c)(e)                         --   VMIG-1    27,205    27,205,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Chattanooga);
  VRD Series 2000-4202 A COP (Acquired
  10/10/00; Cost $14,040,000)
  2.32%, 10/01/27(c)(d)(e)                       A-1+       --    14,040    14,040,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Jackson (City of) Energy Authority; Electric
  Systems VRD Series 2003 B RB
  2.30%, 11/01/26(c)(f)                            --   VMIG-1  $ 12,200  $ 12,200,000
--------------------------------------------------------------------------------------
Jackson (City of) Health & Educational
  Facilities Board (Trinity Christian
  Academy); Educational Facilities VRD Series
  2002 RB (LOC-AmSouth Bank)
  2.40%, 03/01/22(b)(c)                            --   VMIG-1     5,295     5,295,000
--------------------------------------------------------------------------------------
Knox (County of) Health Educational & Housing
  Facility Board (Volunteer Student Housing
  LLC Project); Student Housing VRD Series
  2002 RB (LOC-Wachovia Bank, N.A.)
  2.29%, 09/01/34(b)(c)                            --   VMIG-1    26,625    26,625,000
--------------------------------------------------------------------------------------
Morgan Stanley & Co. Inc. Trust Floater Ctfs.
  (City of Nashville & County of Davidson);
  Unlimited Tax Series 2003-871 GO (Acquired
  11/17/03; Cost $4,995,000)
  2.32%, 10/15/10(c)(d)(e)                         --   VMIG-1     4,995     4,995,000
--------------------------------------------------------------------------------------
Nashville (City of) & Davidson (County of)
  Metropolitan Government Health &
  Educational Facilities Board (Adventist
  Health System); VRD Series 1997 A RB
  (LOC-SunTrust Bank)
  2.28%, 11/15/27(b)(c)                          A-1+   VMIG-1     2,325     2,325,000
--------------------------------------------------------------------------------------
Nashville (City of) & Davidson (County of)
  Metropolitan Government Health &
  Educational Facilities Board (Ensworth
  School Project); VRD Series 2002 RB
  (LOC-SunTrust Bank)
  2.29%, 12/01/27(b)(c)                            --   VMIG-1     7,675     7,675,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Sevier (County of) Public Building Authority
  (Local Government Public Improvement); VRD
  Series 1995 A RB
  2.31%, 06/01/15(c)(f)                           --    VMIG-1  $  5,230  $  5,230,000
--------------------------------------------------------------------------------------
  VRD Series 1995 B-2 RB
  2.31%, 06/01/06(c)(f)                           --    VMIG-1     1,200     1,200,000
--------------------------------------------------------------------------------------
  VRD Series 1997 I A-1 RB
  2.31%, 06/01/22(c)(f)                           --    VMIG-1     5,900     5,900,000
--------------------------------------------------------------------------------------
  VRD Series 1997 II E-1 RB
  2.31%, 06/01/21(c)(f)                           --    VMIG-1     2,100     2,100,000
--------------------------------------------------------------------------------------
  VRD Series 1997 II E-3 RB
  2.31%, 06/01/10(c)(f)                           --    VMIG-1     1,485     1,485,000
--------------------------------------------------------------------------------------
  VRD Series 1997 II E-5 RB
  2.31%, 06/01/17(c)(f)                           --    VMIG-1     1,320     1,320,000
--------------------------------------------------------------------------------------
  VRD Series 1997 II F-1 RB
  2.31%, 06/01/17(c)(f)                           --    VMIG-1     1,190     1,190,000
--------------------------------------------------------------------------------------
  VRD Series 1997 II F-5 RB
  2.31%, 06/01/27(c)(f)                           --    VMIG-1     2,265     2,265,000
--------------------------------------------------------------------------------------
  VRD Series 1998 III A-1 RB
  2.31%, 06/01/07(c)(f)                           --    VMIG-1    14,950    14,950,000
--------------------------------------------------------------------------------------
  VRD Series 1998 III A-3 RB
  2.31%, 06/01/19(c)(f)                           --    VMIG-1     1,425     1,425,000
--------------------------------------------------------------------------------------
  VRD Series 1998 III A-4 RB
  2.31%, 06/01/17(c)(f)                           --    VMIG-1       300       300,000
--------------------------------------------------------------------------------------
  VRD Series 1998 III B-2 RB
  2.31%, 06/01/19(c)(f)                           --    VMIG-1     5,650     5,650,000
--------------------------------------------------------------------------------------
  VRD Series 1998 III C-3 RB
  2.31%, 06/01/18(c)(f)                           --    VMIG-1     3,475     3,475,000
--------------------------------------------------------------------------------------
  VRD Series 1998 III C-4 RB
  2.31%, 06/01/20(c)(f)                           --    VMIG-1    10,000    10,000,000
--------------------------------------------------------------------------------------
  VRD Series 1999 II A-1 RB
  2.31%, 06/01/24(c)(f)                           --    VMIG-1     6,300     6,300,000
--------------------------------------------------------------------------------------
  VRD Series 1999 II B-1 RB
  2.31%, 06/01/25(c)(f)                           --    VMIG-1     1,700     1,700,000
--------------------------------------------------------------------------------------
Shelby (County of) Health, Educational &
  Housing Facilities Board (St. Benedict
  Auburndale School); VRD Series 2003 RB
  (LOC-AmSouth Bank)
  2.32%, 05/01/33(b)(c)                           --    VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
Williamson (County of) Industrial Development
  Board (Currey Ingram Academy); Educational
  Facilities VRD Series 2003 RB (LOC-SunTrust
  Bank)
  2.35%, 04/01/23(b)(c)                           --    VMIG-1     2,400     2,400,000
======================================================================================
                                                                           172,250,000
======================================================================================

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
TEXAS-12.01%

ABN AMRO Munitops Ctfs. Trust (City of
  Leander Independent School District);
  Unlimited Multi-State Non-AMT VRD Series
  2002-16 Ctfs. (Acquired 08/20/03; Cost
  $5,395,000)
  2.33%, 08/15/10(c)(d)(e)                         --   VMIG-1  $  5,395  $  5,395,000
--------------------------------------------------------------------------------------
Amarillo (City of) Health Facilities Corp.
  (Panhandle Pooled Health Care); VRD Series
  1985 RB (LOC-BNP Paribas)
  2.42%, 05/31/25(b)(c)                            --   VMIG-1       655       655,000
--------------------------------------------------------------------------------------
Austin (City of); Refunding Utility System
  Series 1995 RB
  5.60%, 05/15/05(g)(i)                           AAA      Aaa     5,000     5,025,074
--------------------------------------------------------------------------------------
Bell (County of) Health Facilities
  Development Corp. (Scott & White Memorial
  Hospital); VRD Series 2000 B-1 RB
  2.30%, 08/15/29(f)(k)                          A-1+   VMIG-1    32,300    32,300,000
--------------------------------------------------------------------------------------
Bexar (County of) Health Facilities
  Development Corp. (Air Force Village); VRD
  Series 2000 RB (LOC-Bank of America, N.A.)
  2.28%, 04/11/05(b)(c)                          A-1+       --     9,500     9,500,000
--------------------------------------------------------------------------------------
Bexar (County of) Health Facilities
  Development Corp. (Warm Springs
  Rehabilitation Foundation); Health Care
  System VRD Series 1997 RB (LOC-JPMorgan
  Chase Bank)
  2.35%, 09/01/27(b)(c)                            --   VMIG-1     3,435     3,435,000
--------------------------------------------------------------------------------------
Brownsville (City of) Utility Systems;
  Refunding VRD Sub Lien Series 2001 A RB
  2.05%, 06/21/05(f)(h)(l)                       A-1+   VMIG-1     3,000     3,000,000
--------------------------------------------------------------------------------------
Crawford (City of) Education Facilities Corp.
  Package (University Parking System
  Project); Refunding VRD Series 2004 A RB
  (LOC-BNP Paribas)
  2.38%, 05/01/35(b)(c)                            --   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Houston
  Airport); VRD Series 2000-4307 COP
  (Acquired 11/15/00; Cost $15,750,000)
  2.32%, 07/01/28(c)(d)(e)                       A-1+       --    15,750    15,750,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (City of Houston Water
  & Sewer); VRD Series 1997-4305 A COP
  (Acquired 04/27/99; Cost $14,005,000)
  2.32%, 12/01/27(c)(d)(e)                       A-1+       --    14,005    14,005,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Eagle Tax Exempt Trust (City of Houston Water
  & Sewer); VRD Series 2002-6019 A COP
  (Acquired 11/13/02; Cost $8,910,000)
  2.32%, 12/01/30(c)(d)(e)                       A-1+       --  $  8,910  $  8,910,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (Harris County Toll
  Road); VRD Series 2001-4305 COP (Acquired
  05/08/01; Cost $7,390,000)
  2.32%, 08/01/14(c)(d)(e)                       A-1+       --     7,390     7,390,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (Harris County Toll
  Road); VRD Series 2002-6012 A COP (Acquired
  11/20/02; Cost $1,580,000)
  2.32%, 08/15/30(c)(d)(e)                       A-1+       --     1,580     1,580,000
--------------------------------------------------------------------------------------
Garland (City of) Industrial Development
  Authority Inc. (Carroll Co. Project); VRD
  Series 1984 IDR (LOC-Wells Fargo Bank N.A.)
  (Acquired 09/03/03; Cost $2,300,000)
  2.35%, 12/01/14(b)(c)(e)                         --      Aaa     2,300     2,300,000
--------------------------------------------------------------------------------------
Grand Prairie (City of) Housing Finance Corp.
  (Lincoln Property Co.); Refunding
  Multi-Family Housing VRD Series 1993 RB
  (CEP-General Electric Corp.)
  2.30%, 06/01/10(c)                             A-1+       --     2,700     2,700,000
--------------------------------------------------------------------------------------
Grapevine (City of) Industrial Development
  Corp. (Southern Air Transport); Refunding
  Airport Series 1993 RB (LOC-JPMorgan Chase
  Bank)
  2.30%, 03/01/10(b)(c)                          A-1+       --     2,300     2,300,000
--------------------------------------------------------------------------------------
Harris (County of) Cultural Education
  Facilities Finance Corp. (Houston Music
  Hall Foundation); VRD Series 1999 RB (LOC-
  JPMorgan Chase Bank)
  2.35%, 06/01/29(b)(c)                          A-1+       --       700       700,000
--------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Refunding Hospital
  Series 1995 RB
  6.00%, 10/01/05(o)                              AAA      Aaa     1,250     1,273,825
--------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Methodist Hospital);
  Refunding VRD Series 2005 B RB
  2.07%, 05/09/05(h)(l)                          A-1+       --    11,800    11,800,000
--------------------------------------------------------------------------------------
Harris (County of) Hospital District; Sub.
  Lien Commercial Paper Series A RN (LOC-Bank
  of America, N.A.)
  2.11%, 05/11/05(b)                             A-1+       --     9,451     9,451,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Harris (County of) Houston Texas Sports
  Authority (Rodeo); Jr. Lein VRD Series 2001
  C RB
  2.30%, 11/15/30(c)(f)                          A-1+   VMIG-1  $  6,300  $  6,300,000
--------------------------------------------------------------------------------------
Hays (County of) Memorial Health Facilities
  Development Corp. (Central Texas Medical
  Center Project); Hospital VRD Series 1990 B
  RB (LOC-SunTrust Bank)
  2.30%, 11/15/14(b)(c)                          A-1+       --    10,200    10,200,000
--------------------------------------------------------------------------------------
Hockley (County of) Industrial Development
  Corp. (AMOCO Project); VRD Series 1985 PCR
  1.80%, 05/01/05(g)(h)                          A-1+      P-1    10,000    10,000,000
--------------------------------------------------------------------------------------
Hockley (County of) Industrial Development
  Corp. (AMOCO Project-Standard Oil Co.); VRD
  Series 1983 PCR
  2.10%, 09/01/05(g)(h)                          A-1+      Aa1    12,775    12,775,000
--------------------------------------------------------------------------------------
Houston (City of) Higher Education Finance
  Corp. (Houston Baptist University); Higher
  Education Refunding VRD Series 2000 RB
  (LOC-JPMorgan Chase Bank)
  2.35%, 07/01/20(b)(c)(j)                         --       --     3,665     3,665,000
--------------------------------------------------------------------------------------
Houston (City of) Independent School District
  (Schoolhouse); Limited Tax Series 2004 GO
  (CEP-Texas Permanent School Fund)
  1.62%, 06/09/05(g)(l)                          A-1+   VMIG-1    15,000    15,000,000
--------------------------------------------------------------------------------------
Houston (City of); Commercial Paper Notes
  Series 2003 A GO
  1.95%, 04/07/05                                A-1+      P-1    26,900    26,900,000
--------------------------------------------------------------------------------------
  Series 2003 A GO
  1.95%, 04/12/05                                A-1+      P-1    24,000    24,000,000
--------------------------------------------------------------------------------------
Humble (City of) Independent School District;
  School Building VRD Limited Tax Series 2003
  GO (CEP-Texas Permanent School Fund)
  2.28%, 06/15/23(c)                             A-1+   VMIG-1    13,000    13,000,000
--------------------------------------------------------------------------------------
JPMorgan PUTTERs (City of Boerne Independent
  School District); VRD Series 2005 752 GO
  (Acquired 03/09/05; Cost $2,640,000)
  2.32%, 02/01/11(c)(d)(e)                       A-1+       --     2,640     2,640,000
--------------------------------------------------------------------------------------
JPMorgan PUTTERs (County of Bexar); Limited
  Tax VRD Series 2004 530 GO (Acquired
  10/28/04; Cost $4,645,000)
  2.32%, 06/15/12(c)(d)(e)                         --   VMIG-1     4,645     4,645,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Merrill Lynch P-Floats (City of Brazosport
  Independent School District); Refunding
  Unlimited Tax VRD Series 2003 PT-1690 GO
  (Acquired 02/20/03; Cost $4,898,000)
  2.32%, 08/15/10(c)(d)(e)                         --   VMIG-1  $  4,898  $  4,898,000
--------------------------------------------------------------------------------------
Merrill Lynch P-Floats (Harris County
  Hospital District); VRD Series 2002 PT-665
  RB (Acquired 10/02/02; Cost $5,935,000)
  2.32%, 08/15/08(c)(d)(e)                       A-1+       --     5,935     5,935,000
--------------------------------------------------------------------------------------
Northside Independent School District;
  Refunding Unlimited Tax VRD Series 2003 B
  GO (CEP- Texas Permanent School Fund)
  1.75%, 08/01/05(g)(l)                          A-1+   VMIG-1     1,870     1,870,000
--------------------------------------------------------------------------------------
San Antonio (City of) Water & Sewer System;
  Commercial Paper Notes Series 2001 A GO
  (Acquired 01/26/05; Cost $29,900,000)
  2.00%, 05/17/05(e)                             A-1+      P-1    29,900    29,900,000
--------------------------------------------------------------------------------------
Sherman (City of) Higher Education Finance
  Corp. (Austin College Project); Higher
  Education VRD Series 1997 RB (LOC-Bank of
  America, N.A.)
  2.35%, 01/01/18(b)(c)                          A-1+       --    12,800    12,800,000
--------------------------------------------------------------------------------------
Texas (State of); Series 2004 TRAN
  3.00%, 08/31/05                               SP-1+    MIG-1    40,000    40,225,139
--------------------------------------------------------------------------------------
University of Texas Board of Regents (Revenue
  Financing System); Commercial Paper Notes
  Series A
  2.05%, 05/17/05                                A-1+      P-1     7,650     7,650,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (City of Austin); VRD Series
  2000 A26 RB (Acquired 11/09/04; Cost
  $9,230,000)
  2.11%, 11/10/05(d)(e)(g)(l)(n)                   --   VMIG-1     9,230     9,230,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Harris County Toll Road);
  VRD Series 2003 B16 RB (Acquired 02/19/03;
  Cost $3,015,000)
  2.35%, 08/15/25(c)(d)(e)                         --   VMIG-1     3,015     3,015,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Jefferson County Health
  Facilities Development Corp.); VRD Series
  2001 A83 RB (Acquired 11/18/03; Cost
  $3,565,000)
  2.11%, 11/16/05(d)(e)(g)(l)(n)                  A-1       --     3,565     3,565,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Southeast Texas Housing
  Finance Corp.); VRD Series 2001 A18 RB
  (Acquired 11/18/03; Cost $3,430,000)
  2.11%, 11/16/05(d)(e)(g)(l)(n)                  A-1       --     3,430     3,430,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Wachovia MERLOTs (University of Texas);
  Refunding VRD Series 2003 B14 RB (Acquired
  01/29/03; Cost $8,000,000)
  2.35%, 08/15/22(c)(d)(e)                         --   VMIG-1  $  8,000  $  8,000,000
======================================================================================
                                                                           402,113,038
======================================================================================

UTAH-2.13%

Merrill Lynch P-Floats (City of Murray
  Hospital); VRD Series 2002 PA-1066 RB
  (Acquired 10/02/02; Cost $5,995,000)
  2.32%, 05/15/22(c)(d)(e)                        A-1       --     5,995     5,995,000
--------------------------------------------------------------------------------------
Salt Lake (City of) (Gateway Project);
  Special Assessment VRD Series 2003
  (LOC-Citibank N.A.)
  2.30%, 12/01/23(b)(c)                          A-1+       --     7,200     7,200,000
--------------------------------------------------------------------------------------
Sanpete (County of) School Facilities
  (Wasatch Academy); VRD Series 2003 RB (LOC-
  U.S. Bank N.A.)
  2.33%, 08/01/28(b)(c)                          A-1+       --       900       900,000
--------------------------------------------------------------------------------------
St. George (City of) (OK Foundation
  Projects); Sr. Housing VRD Series 2004 A RB
  (CEP-Federal National Mortgage Association)
  2.28%, 12/15/29(c)                             A-1+       --    30,640    30,640,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Intermountain Power
  Agency); Power Supply VRD Series 2002 A59
  RB (Acquired 10/23/02; Cost $6,960,000)
  2.35%, 07/01/10(c)(d)(e)                         --   VMIG-1     6,960     6,960,000
--------------------------------------------------------------------------------------
Weber (County of) (IHC Health Service); VRD
  Series 2000 C RB
  2.30%, 02/15/35(k)                             A-1+   VMIG-1    10,000    10,000,000
--------------------------------------------------------------------------------------
West Jordan (City of) (Broadmoor Village
  Apartments LLC Project); Refunding
  Multi-Family Housing VRD Series 2004 RB
  (CEP- Federal Home Loan Mortgage Corp.)
  2.30%, 12/01/34(c)                             A-1+       --     9,675     9,675,000
======================================================================================
                                                                            71,370,000
======================================================================================

VERMONT-0.08%

Vermont (State of) Student Assistance Corp.;
  Student Loan VRD Series 1985 RB (LOC-State
  Street Bank & Trust Co.)
  2.05%, 01/01/08(b)(m)                            --   VMIG-1     2,640     2,640,000
======================================================================================

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
VIRGINIA-1.05%

Henrico (County of) Economic Development
  Authority (Westminster Canterbury);
  Residential Care Facilities VRD Series 2003
  B RB (LOC-KBC Bank N.V.)
  2.29%, 07/01/08(b)(c)                            --   VMIG-1  $ 17,100  $ 17,100,000
--------------------------------------------------------------------------------------
Lynchburg (City of) Industrial Development
  Authority (Lynchburg College); VRD Series
  2004 RB (LOC-SunTrust Bank)
  2.29%, 12/01/34(b)(c)                            --   VMIG-1     6,275     6,275,000
--------------------------------------------------------------------------------------
Newport News (City of) Redevelopment &
  Housing Authority (Springhouse Apartments
  Project); Multi-Family Housing VRD Series
  2001 RB (CEP-Federal Home Loan Mortgage
  Corp.)
  2.30%, 09/01/26(c)                             A-1+       --     2,000     2,000,000
--------------------------------------------------------------------------------------
Norfolk (City of) Redevelopment & Housing
  Authority (E2F Student Housing LLC
  Project); VRD Series 2005 RB (LOC-Bank of
  America, N.A.)
  2.30%, 07/01/34(b)(c)                            --   VMIG-1     7,000     7,000,000
--------------------------------------------------------------------------------------
Rockingham (County of) Industrial Development
  Authority (Sunnyside Presbyterian Home);
  Residential Care Facilities VRD Series 2003
  RB (LOC-Branch Banking & Trust Co.)
  2.27%, 12/01/33(b)(c)                           A-1       --       750       750,000
--------------------------------------------------------------------------------------
Suffolk (City of) Redevelopment & Housing
  Authority (Oak Springs Apartments);
  Multi-Family Housing VRD Series 1999 RB
  (CEP-Federal Home Loan Mortgage Corp.)
  2.30%, 04/11/05(c)                               --   VMIG-1     1,900     1,900,000
======================================================================================
                                                                            35,025,000
======================================================================================

WASHINGTON-6.72%

ABN AMRO Munitops Ctfs. Trust (City of
  Seattle Municipal Light & Power);
  Multi-State Non-AMT VRD Series 2002-12
  Ctfs. (Acquired 05/25/04; Cost $9,755,000)
  2.33%, 03/01/09(c)(d)(e)                         --   VMIG-1     9,755     9,755,000
--------------------------------------------------------------------------------------
ABN AMRO Munitops Ctfs. Trust (City of
  Seattle); Multi-State Non-AMT VRD Limited
  Tax Series 2003-7 GO Ctfs. (Acquired
  05/13/03; Cost $10,685,000)
  2.33%, 07/01/10(c)(d)(e)(j)                      --       --    10,685    10,685,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

ABN AMRO Munitops Ctfs. Trust (King County);
  Multi-State Non-AMT VRD Limited Tax Series
  2001-1 GO Ctfs. (Acquired 01/04/01; Cost
  $10,000,000)
  2.33%, 07/01/06(c)(d)(e)                         --   VMIG-1  $ 10,000  $ 10,000,000
--------------------------------------------------------------------------------------
Bremerton (City of) (Kitsap Regional
  Conference Center); VRD Series 2003 RB
  (LOC-Bank of America, N.A.)
  2.35%, 12/01/28(b)(c)(j)                         --       --     2,565     2,565,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (State of Washington
  Public Power Supply Systems Project No. 2);
  VRD Series 1996-4703 A COP (Acquired
  05/02/01; Cost $5,870,000)
  2.32%, 07/01/11(c)(d)(e)                       A-1+       --     5,870     5,870,000
--------------------------------------------------------------------------------------
Eagle Tax Exempt Trust (State of Washington);
  VRD Series 1998-4701 A COP (Acquired
  07/20/00; Cost $14,400,000)
  2.32%, 05/01/18(c)(d)(e)                       A-1+       --    14,400    14,400,000
--------------------------------------------------------------------------------------
Everett (City of); Limited Tax VRD Series
  2001 GO (LOC-Bank of America, N.A.)
  2.35%, 12/01/21(b)(c)(j)                         --       --     2,600     2,600,000
--------------------------------------------------------------------------------------
Everett (City of) Public Facilities District;
  Commercial Paper Notes (LOC-Bank of
  America, N.A.)
  2.08%, 06/09/05(b)                             A-1+       --    34,700    34,700,000
--------------------------------------------------------------------------------------
Everett (City of) Public Facilities District;
  Commercial Paper TRAN (LOC-Bank of America,
  N.A.)
  2.08%, 06/09/05(b)                             A-1+      P-1    16,800    16,800,000
--------------------------------------------------------------------------------------
Issaquah (City of) Community Properties; VRD
  Special Revenue Series 2001 A RB (LOC-Bank
  of America, N.A.)
  2.30%, 02/15/21(b)(c)                            --   VMIG-1    10,150    10,150,000
--------------------------------------------------------------------------------------
JPMorgan PUTTERs (State of Washington);
  Unlimited Tax VRD Series 2004 593 GO
  (Acquired 11/18/04; Cost $1,500,000)
  2.32%, 07/01/12(c)(d)(e)                         --   VMIG-1     1,500     1,500,000
--------------------------------------------------------------------------------------
King (County of) Economic Enterprise Corp.
  (Puget Sound Blood Center Project); VRD
  Series 1998 RB (LOC-U.S. Bank N.A.)
  2.35%, 04/01/23(b)(c)                            --   VMIG-1     3,700     3,700,000
--------------------------------------------------------------------------------------
King (County of) Water & Sewer; VRD Jr. Lien
  Series 2001 B RB(LOC-Landesbank Hessen-
  Thuringen Girozentrale)
  2.27%, 01/01/32(b)(c)                          A-1+   VMIG-1     2,000     2,000,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

Lake Tapps Parkway Properties; Special
  Revenue VRD Series 1999 A RB (LOC-U.S.
  Bank N.A.)
  2.32%, 12/01/19(b)(c)                            --   VMIG-1  $ 11,800  $ 11,800,000
--------------------------------------------------------------------------------------
Lake Tapps Parkway Properties; Special
  Revenue VRD Series 1999 B RB (LOC-U.S.
  Bank N.A.)
  2.32%, 12/01/19(b)(c)                            --   VMIG-1       800       800,000
--------------------------------------------------------------------------------------
Morgan Stanley & Co. Inc. Trust Floater Ctfs.
  (Port of Seattle); VRD Series 2002-739D RB
  (Acquired 07/21/04; Cost $5,000,000)
  2.32%, 09/01/20(c)(d)(e)                        A-1       --     5,000     5,000,000
--------------------------------------------------------------------------------------
Pierce (County of) Economic Development Corp.
  (Weyerhaeuser Real Estate); Special Revenue
  VRD Series 1997 RB (LOC-Bank of America,
  N.A.)
  2.35%, 01/01/27(b)(c)                          A-1+   VMIG-1    12,705    12,705,000
--------------------------------------------------------------------------------------
Seattle (City of) Housing Authority (Bayview
  Manor Project); Low Income Housing
  Assistance VRD Series 1994 B RB (LOC-U.S.
  Bank N.A.)
  2.35%, 05/01/19(b)(c)                          A-1+       --     2,340     2,340,000
--------------------------------------------------------------------------------------
Seattle (City of) Housing Authority (Pioneer
  Human Services Project); Refunding VRD
  Series 1995 RB (LOC-U.S. Bank N.A.)
  2.35%, 12/01/15(b)(c)                          A-1+       --     2,295     2,295,000
--------------------------------------------------------------------------------------
Seattle (Port of) Industrial Development
  Corp. (Sysco Food Services Project);
  Refunding VRD Series 1994 IDR
  2.32%, 11/01/25(c)                             A-1+   VMIG-1     6,208     6,208,000
--------------------------------------------------------------------------------------
Snohomish (County of) Housing Authority (Ebey
  Arms Centerhouse Project); Refunding
  Housing VRD Series 2003 RB (LOC-Bank of
  America, N.A.)
  2.35%, 12/01/34(b)(c)(j)                         --       --     6,245     6,245,000
--------------------------------------------------------------------------------------
Vancouver (City of) Housing Authority
  (Village Park Apartments Project); Housing
  VRD Series 2000 RB (LOC-U.S. Bank N.A.)
  2.32%, 11/02/05(b)(c)                          A-1+       --     1,340     1,340,000
--------------------------------------------------------------------------------------
Wachovia MERLOTs (Central Puget Sound
  Regional Transit Authority); Sales Tax &
  Motor VRD Series 2001 A46 RB (Acquired
  11/12/03; Cost $6,270,000)
  2.11%, 11/10/05(d)(e)(g)(l)(n)                   --   VMIG-1     6,270     6,270,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

Washington (State of) Economic Development
  Finance Authority (Seadrunar Recycling LLC
  Project); Economic Development VRD Series
  2000 E RB (LOC- U.S. Bank N.A.)
  2.35%, 08/01/25(b)(c)                          A-1+       --  $  2,735  $  2,735,000
--------------------------------------------------------------------------------------
Washington (State of) Health Care Facilities
  Authority (National Healthcare Research &
  Education Finance Corp.); Lease VRD Series
  2000 RB (LOC-BNP Paribas)
  2.30%, 01/01/32(b)(c)                            --   VMIG-1     6,800     6,800,000
--------------------------------------------------------------------------------------
Washington (State of) Higher Education
  Facilities Authority (Cornish College Arts
  Project); VRD Series 2003 A RB (LOC-Bank
  of America, N.A.)
  2.35%, 12/01/33(b)(c)                            --   VMIG-1     5,000     5,000,000
--------------------------------------------------------------------------------------
Washington (State of) Housing Finance
  Commission (Hearthstone Project);
  Non-Profit Revenue Refunding VRD Series
  2004 RB (LOC-Bank of America, N.A.)
  2.30%, 12/01/29(b)(c)                          A-1+       --    12,000    12,000,000
--------------------------------------------------------------------------------------
Washington (State of) Housing Finance
  Commission (Nikkei Concerns Project);
  Non-Profit Housing VRD Series 1994 RB
  (LOC-U.S. Bank N.A.)
  2.35%, 10/01/19(b)(c)                          A-1+       --     3,605     3,605,000
--------------------------------------------------------------------------------------
Washington (State of) Housing Finance
  Commission (The Evergreen School Project);
  Non-Profit VRD Series 2002 RB (LOC-Wells
  Fargo Bank N.A.)
  2.28%, 07/01/28(b)(c)                          A-1+       --     2,660     2,660,000
--------------------------------------------------------------------------------------
Washington (State of) Housing Finance
  Commission (University Preparatory Academy
  Project); Non-Profit VRD Series 2000 RB
  (LOC-Bank of America, N.A.)
  2.35%, 07/01/30(b)(c)                            --   VMIG-1     1,250     1,250,000
--------------------------------------------------------------------------------------
Washington (State of) Housing Finance
  Commission (YMCA of Columbia-Willamette);
  Non-Profit Revenue VRD Series 1999 RB
  (LOC-Wells Fargo Bank N.A.)
  2.33%, 08/01/24(b)(c)                          A-1+       --     2,300     2,300,000
--------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 3); Refunding
  Series 1993 C RB
  5.00%, 07/01/05(f)                              AAA      Aaa     3,850     3,878,185
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
--------------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

Washington (State of); Unlimited Tax Series
  1995C, AT-8 & R-95B GO
  5.90%, 07/01/05(g)(i)                           NRR      NRR  $  5,000  $  5,047,805
======================================================================================
                                                                           225,003,990
======================================================================================

WEST VIRGINIA-0.19%

Monongalia (County of) Building Community
  Hospital (Monongalia General Hospital);
  Refunding VRD Series 2002 A RB
  (LOC-JPMorgan Chase Bank)
  2.29%, 07/01/17(b)(c)                          A-1+   VMIG-1       645       645,000
--------------------------------------------------------------------------------------
West Virginia (State of) Hospital Finance
  Authority (VHA Mid-Atlantic/Cap); Hospital
  VRD Series 1985 F RB
  2.30%, 12/01/25(c)(f)                          A-1+       --     5,700     5,700,000
======================================================================================
                                                                             6,345,000
======================================================================================

WISCONSIN-3.39%

Kimberly (City of) (Fox Cities YMCA Project);
  VRD Series 2002 RB (LOC-M&I Marshall &
  Ilsley Bank)
  2.35%, 04/01/32(b)(c)                            --   VMIG-1     1,940     1,940,000
--------------------------------------------------------------------------------------
Menomonee Falls (City of); Refunding Sewer
  System Series 2004 RB
  2.00%, 05/01/05(f)                               --      Aaa     1,425     1,425,652
--------------------------------------------------------------------------------------
Waukesha (County of); Promissory Notes
  Unlimited Tax Series 2004 GO
  2.00%, 04/01/05                                  --      Aaa     1,500     1,500,000
--------------------------------------------------------------------------------------
West Allis (City of) (State Fair Park
  Exposition Center Inc.); VRD Series 2001 RB
  (LOC- U.S. Bank N.A.)
  2.35%, 08/01/28(b)(c)                            --   VMIG-1     2,300     2,300,000
--------------------------------------------------------------------------------------
Wind Point (City of) (Johnson Foundation
  Project); VRD Series 2000 RB (LOC-Bank of
  Montreal)
  2.33%, 09/01/35(b)(c)                          A-1+       --     4,665     4,665,000
--------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Eastcastle Place
  Inc.); VRD Series 2004 C RB (LOC-ABN AMRO
  Bank N.V.)
  2.30%, 12/01/34(b)(c)                           A-1       --     7,000     7,000,000
--------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Mequon Jewish
  Project); VRD Series 2003 RB (LOC-JPMorgan
  Chase Bank)
  2.32%, 07/01/28(b)(c)                            --   VMIG-1     2,150     2,150,000
--------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
----------------------------------------------------------------------------------------
WISCONSIN-(CONTINUED)

Wisconsin (State of) Health & Educational
  Facilities Authority (Mercy Health System);
  Pooled Loan VRD Series 2003 I RB (LOC-M&I
  Marshall & Ilsley Bank)
  2.33%, 06/01/23(b)(c)                            --   VMIG-1  $  9,570  $    9,570,000
----------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Mercy Health System);
  VRD Series 2003 C RB (LOC-M&I Marshall &
  Ilsley Bank)
  2.31%, 08/15/23(b)(c)                            --   VMIG-1     7,300       7,300,000
----------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sinai Samaritan
  Medical Center Inc.); VRD Series 1994 A RB
  (LOC-M&I Marshall & Ilsley Bank)
  2.31%, 09/01/19(b)(c)                           A-1       --     5,649       5,649,000
----------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (St. John's Home);
  Pooled Loan VRD Series 2003 J RB (LOC-M&I
  Marshall & Ilsley Bank)
  2.33%, 07/01/23(b)(c)                            --   VMIG-1     4,250       4,250,000
----------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (St. Luke's Medical
  Center); VRD Series 1987 RB (LOC-KBC Bank
  N.V.) (Acquired 06/01/04; Cost $28,600,000)
  2.30%, 12/01/17(b)(c)(e)                        A-1       --    28,600      28,600,000
----------------------------------------------------------------------------------------

                                                   RATINGS(a)     PAR
                                                 S&P   MOODY'S   (000)        VALUE
----------------------------------------------------------------------------------------
WISCONSIN-(CONTINUED)

Wisconsin (State of) Health & Educational
  Facilities Authority (St. Mary's School);
  VRD Series 2004 RB (LOC-M&I Marshall &
  Ilsley Bank)
  2.31%, 08/01/19(b)(c)                           A-1       --  $  2,695 $     2,695,000
----------------------------------------------------------------------------------------
Wisconsin (State of) Petroleum Inspection
  Fee; Series 2000 A RB
  5.75%, 07/01/05(g)(i)                           AA-      Aa3     8,000       8,235,885
----------------------------------------------------------------------------------------
Wisconsin (State of) School Districts Cash
  Flow Management Program; Series 2004 A-1
  COP
  3.00%, 09/20/05(p)                               --       --     8,000       8,048,916
----------------------------------------------------------------------------------------
Wisconsin (State of) School Districts Cash
  Flow Management Program; Series 2004 B-1
  COP
  3.50%, 11/01/05                                  --    MIG-1    15,000      15,116,273
----------------------------------------------------------------------------------------
Wisconsin (State of); Unlimited Tax Series
  1995 A GO
  6.10%, 05/01/05(g)(i)                           NRR      Aaa     3,000       3,012,436
========================================================================================
                                                                             113,458,162
========================================================================================
TOTAL INVESTMENTS-99.22% (Cost
  $3,322,342,840)(q)                                                       3,322,342,840
========================================================================================
OTHER ASSETS LESS LIABILITIES-0.78%                                           26,258,985
========================================================================================
NET ASSETS-100.00%                                                       $ 3,348,601,825
========================================================================================

Investment Abbreviations:

ACES     - Automatically Convertible Extendable Security
AMT      - Alternative Minimum Tax
BAN      - Bond Anticipation Note
CEP      - Credit Enhancement Provider
COP      - Certificate of Participation
Ctfs.    - Certificates
GO       - General Obligation Bonds
IDR      - Industrial Development Revenue Bonds
Jr.      - Junior
LOC      - Letter of Credit
MERLOT   - Municipal Exempt Receipts Liquidity Optional Tender
NRR      - Not Re-Rated
P-Floats - Puttable Floating Option Tax-Exempt Receipt
PCR      - Pollution Control Revenue Bonds
PUTTERs  - Putable Tax Exempt Receipts
RAN      - Revenue Anticipation Notes
RB       - Revenue Bonds
RN       - Revenue Notes
Sr.      - Senior
Sub.     - Subordinated
TAN      - Tax Anticipation Notes
TRAN     - Tax and Revenue Anticipation Notes
VRD      - Variable Rate Demand
Wts.     - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), except as indicated in note (j) and
     (p) below. NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations held by a bank custodian); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.
(b) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined weekly. Rate shown is the rate in effect on March 31, 2005.
(d) Synthetic municipal instruments; involves the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), a sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed interest payments on the Underlying Bonds, and pays certificate holders variable rate interest payments based upon a short-term reset periodically.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at March 31, 2005 was $768,868,000, which represented 22.96% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(g) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(h) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined semi-annually. Rate shown is the rate in effect on March 31, 2005.
(i)  Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(j) Security is not rated by S&P or by Moody's; however it is rated by Fitch IBCA ("Fitch") of F1+.
(k) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined daily. Rate shown is the rate in effect on March 31, 2005.
(l) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined at intermittent intervals. Rate shown is the rate in effect on March 31, 2005.
(m) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined monthly. Rate shown is the rate in effect on March 31, 2005.
(n) Security considered to be illiquid; the portfolio is limited to investing 10% of Net Assets in illiquid securities. The aggregate market value of these securities considered illiquid at March 31, 2005 was $58,515,000, which represented 1.75% of the Fund's Net Assets.
(o)  Secured by an escrow fund of U.S. Treasury obligations.
(p) Determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(q)  Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS:

Investments, at value (cost $3,322,342,840)  $ 3,322,342,840
------------------------------------------------------------
Cash                                              11,284,350
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,190,049
------------------------------------------------------------
  Interest                                        13,396,750
------------------------------------------------------------
  Amount due from advisor                             94,353
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               116,507
------------------------------------------------------------
Other assets                                         148,419
============================================================
    Total assets                               3,353,573,268
============================================================

LIABILITIES:

Payables for:
  Dividends                                        4,412,045
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 231,330
------------------------------------------------------------
Accrued distribution fees                            132,821
------------------------------------------------------------
Accrued trustees' fees                                 9,908
------------------------------------------------------------
Accrued transfer agent fees                           75,398
------------------------------------------------------------
Accrued operating expenses                           109,941
============================================================
    Total liabilities                              4,971,443
============================================================
Net assets applicable to shares outstanding  $ 3,348,601,825
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,348,663,731
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (61,906)
============================================================
                                             $ 3,348,601,825
============================================================

NET ASSETS:

Institutional Class                          $ 2,117,055,426
============================================================
Private Investment Class                     $   196,616,507
============================================================
Personal Investment Class                    $    10,877,052
============================================================
Cash Management Class                        $   725,123,738
============================================================
Reserve Class                                $     9,308,226
============================================================
Resource Class                               $   289,620,876
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
AUTHORIZED:

Institutional Class                            2,117,040,310
============================================================
Private Investment Class                         196,606,167
============================================================
Personal Investment Class                         10,874,255
============================================================
Cash Management Class                            725,129,583
============================================================
Reserve Class                                      9,306,389
============================================================
Resource Class                                   289,623,534
============================================================
  Net asset value, offering and redemption
    price per share for each class            $         1.00
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 2005

INVESTMENT INCOME:

Interest                                                     $ 45,234,430
=========================================================================

EXPENSES:

Advisory fees                                                   6,427,161
-------------------------------------------------------------------------
Administrative services fees                                      593,616
-------------------------------------------------------------------------
Custodian fees                                                    116,420
-------------------------------------------------------------------------
Distribution fees:
  Private Investment Class                                        896,739
-------------------------------------------------------------------------
  Personal Investment Class                                        78,707
-------------------------------------------------------------------------
  Cash Management Class                                           682,153
-------------------------------------------------------------------------
  Reserve Class                                                   103,030
-------------------------------------------------------------------------
  Resource Class                                                  509,985
-------------------------------------------------------------------------
Transfer agent fees                                               505,749
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             94,630
-------------------------------------------------------------------------
Other                                                             650,568
=========================================================================
    Total expenses                                             10,658,758
=========================================================================
Less: Fees waived and expenses reimbursed                      (2,284,421)
=========================================================================
    Net expenses                                                8,374,337
=========================================================================
Net investment income                                          36,860,093
=========================================================================
Net realized gain (loss) from investment securities               (60,974)
=========================================================================
Net increase in net assets resulting from operations         $ 36,799,119
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                      $    36,860,093   $    22,690,885
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                (60,974)           40,841
==============================================================================================
    Net increase in net assets resulting from operations          36,799,119        22,731,726
==============================================================================================
Distributions to shareholders from net investment income:
  Institutional Class                                            (24,315,215)      (14,405,472)
----------------------------------------------------------------------------------------------
  Private Investment Class                                        (1,826,828)       (1,230,193)
----------------------------------------------------------------------------------------------
  Personal Investment Class                                          (70,609)          (37,490)
----------------------------------------------------------------------------------------------
  Cash Management Class                                           (7,900,652)       (5,040,826)
----------------------------------------------------------------------------------------------
  Reserve Class                                                      (39,173)           (8,425)
----------------------------------------------------------------------------------------------
  Resource Class                                                  (2,707,616)       (1,968,479)
==============================================================================================
    Decrease in net assets resulting from distributions          (36,860,093)      (22,690,885)
==============================================================================================
Share transactions-net:
  Institutional Class                                            163,325,063       632,519,818
----------------------------------------------------------------------------------------------
  Private Investment Class                                        46,220,760       (77,436,378)
----------------------------------------------------------------------------------------------
  Personal Investment Class                                          483,638        (6,598,054)
----------------------------------------------------------------------------------------------
  Cash Management Class                                          (43,002,612)      150,447,508
----------------------------------------------------------------------------------------------
  Reserve Class                                                   (4,721,188)        1,376,091
----------------------------------------------------------------------------------------------
  Resource Class                                                  (9,579,676)       39,025,099
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                152,725,985       739,334,084
==============================================================================================
    Net increase in net assets                                   152,665,011       739,374,925
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,195,936,814     2,456,561,889
==============================================================================================
  End of year (including undistributed net investment income
    of $0 and $0, respectively)                              $ 3,348,601,825   $ 3,195,936,814
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

Tax-Free Investments Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust consisting of one portfolio, the Tax-Free Cash Reserve Portfolio (the "Fund"). The Fund currently offers multiple classes of shares. Matters affecting each class are voted on exclusively by the shareholders of each class.

     The Fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

     Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

               Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain
        (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

               The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

               In addition, the Fund intends to invest in securities to allow it to qualify to pay shareholders "exempt interest dividends", as defined in the Internal Revenue Code of 1986, as amended.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets plus 0.20% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) to 0.22% of the Fund's average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement; (vii) trustees' fees; and (viii) federal registration fees. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

     For the year ended March 31, 2005, AIM waived fees of $1,559,355.

     For the year ended March 31, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $1,679 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

     The Trust, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2005, AIM was paid $593,616.

     The Trust, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2005, AISI retained $459,758.

     Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Trust, FMC acts as the exclusive distributor of the Fund's shares. The Trust has adopted a master distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Private Investment Class, Personal Investment Class, Cash Management Class, Reserve Class and Resource Class (the "Plan"). The Plan provides that the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class pay up to the maximum annual rate of 0.50%, 0.75%, 0.10%, 1.00% and 0.20%, respectively, of the average daily net assets attributable to such class. Of this amount, up to 0.25% of the average daily net assets of each class may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Currently, FMC has elected to waive a portion of its compensation payable by the Fund such that compensation paid pursuant to the Plan with respect to the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class equals the maximum annual rate of 0.25%, 0.55%, 0.08%, 0.87% and 0.16%, respectively, of the average daily net assets attributable to such class. Further, FMC voluntarily waived additional Rule 12b-1 plan fees for the Reserve Class during the year in order to increase the yield. Waivers may be modified or discontinued at any time. Pursuant to the Plan, for the year ended March 31, 2005, the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class paid $448,369, $57,719, $545,722 $87,429 and $407,988, respectively, after FMC waived Plan fees of $448,370, $20,988, $136,431, $15,601 and $101,997, respectively.

     Certain officers and trustees of the Trust are officers and directors of AIM, FMC and/or AISI.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

     Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

     Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

     During the year ended March 31, 2005, the Fund paid legal fees of $13,558 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended March 31, 2005.

     Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income--Tax Exempt          $ 36,860,093   $ 22,690,885
========================================================================================

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income--Tax Exempt                    $       185,341
----------------------------------------------------------------------------
Temporary book/tax differences                                      (185,341)
----------------------------------------------------------------------------
Capital loss carryforward                                            (54,712)
----------------------------------------------------------------------------
Post-October capital loss deferral                                    (7,194)
----------------------------------------------------------------------------
Shares of beneficial interest                                  3,348,663,731
============================================================================
Total net assets                                             $ 3,348,601,825
============================================================================

     The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

     Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

     The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
March 31, 2011                                                       $    933
-----------------------------------------------------------------------------
March 31, 2013                                                         53,779
=============================================================================
Total capital loss carryforward                                      $ 54,712
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 6--SHARE INFORMATION

The Fund currently offers six different classes of shares: Institutional Class, Private Investment Class, Personal Investment Class, Cash Management Class, Reserve Class and Resource Class.

                        CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       --------------------------------------------------------------------------
                                                                      2005                                   2004
                                                       -----------------------------------    -----------------------------------
                                                           SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  Institutional Class                                   19,309,850,248    $ 19,309,850,248     13,446,683,719    $ 13,446,683,719
---------------------------------------------------------------------------------------------------------------------------------
  Private Investment Class                                 442,201,609         442,201,609        489,285,624         489,285,624
---------------------------------------------------------------------------------------------------------------------------------
  Personal Investment Class                                 31,788,215          31,788,215         26,756,133          26,756,133
---------------------------------------------------------------------------------------------------------------------------------
  Cash Management Class                                  5,913,083,202       5,913,083,202      5,641,820,633       5,641,820,633
---------------------------------------------------------------------------------------------------------------------------------
  Reserve Class                                            138,866,847         138,866,847        156,764,612         156,764,612
---------------------------------------------------------------------------------------------------------------------------------
  Resource Class                                         1,776,129,695       1,776,129,695      1,508,376,051       1,508,376,051
=================================================================================================================================
Issued as reinvestment of dividends:
  Institutional Class                                       13,098,927          13,098,927          7,301,226           7,301,226
---------------------------------------------------------------------------------------------------------------------------------
  Private Investment Class                                   1,185,307           1,185,307            737,747             737,747
---------------------------------------------------------------------------------------------------------------------------------
  Personal Investment Class                                      9,987               9,987              4,054               4,054
---------------------------------------------------------------------------------------------------------------------------------
  Cash Management Class                                      5,725,182           5,725,182          4,115,815           4,115,815
---------------------------------------------------------------------------------------------------------------------------------
  Reserve Class                                                 32,528              32,528              8,921               8,921
---------------------------------------------------------------------------------------------------------------------------------
  Resource Class                                             2,383,423           2,383,423          1,860,224           1,860,224
=================================================================================================================================
Reacquired:
  Institutional Class                                  (19,159,624,112)    (19,159,624,112)   (12,821,465,127)    (12,821,465,127)
---------------------------------------------------------------------------------------------------------------------------------
  Private Investment Class                                (397,166,156)       (397,166,156)      (567,459,749)       (567,459,749)
---------------------------------------------------------------------------------------------------------------------------------
  Personal Investment Class                                (31,314,564)        (31,314,564)       (33,358,241)        (33,358,241)
---------------------------------------------------------------------------------------------------------------------------------
  Cash Management Class                                 (5,961,810,996)     (5,961,810,996)    (5,495,488,940)     (5,495,488,940)
---------------------------------------------------------------------------------------------------------------------------------
  Reserve Class                                           (143,620,563)       (143,620,563)      (155,397,442)       (155,397,442)
---------------------------------------------------------------------------------------------------------------------------------
  Resource Class                                        (1,788,092,794)     (1,788,092,794)    (1,471,211,176)     (1,471,211,176)
=================================================================================================================================
                                                           152,725,985    $    152,725,985        739,334,084    $    739,334,084
=================================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 57% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CASH MANAGEMENT CLASS
                                                             -----------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                             -----------------------------------------------------------
                                                                2005           2004        2003        2002       2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    1.00      $    1.00   $    1.00   $    1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.01           0.01        0.01        0.02       0.04
========================================================================================================================
Less distributions from net investment income                    (0.01)         (0.01)      (0.01)      (0.02)     (0.04)
========================================================================================================================
Net asset value, end of period                               $    1.00      $    1.00   $    1.00   $    1.00   $   1.00
========================================================================================================================
Total return(a)                                                   1.16%          0.76%       1.14%       2.08%      3.87%
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $ 725,124      $ 768,141   $ 617,683   $ 320,502   $ 15,668
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.30%(b)       0.30%       0.30%       0.30%      0.28%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.37%(b)       0.37%       0.37%       0.38%      0.39%
========================================================================================================================
Ratio of net investment income to average net assets              1.16%(b)       0.75%       1.12%       1.92%      3.76%
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $682,153,242.

NOTE 8--CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

     E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      INSTITUTIONAL CLASS
                                                             --------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                             --------------------------------------------------------------------
                                                                 2005             2004          2003          2002         2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $      1.00      $      1.00   $      1.00   $      1.00   $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.01             0.01          0.01          0.02        0.04
=================================================================================================================================
Less distributions from net investment income                      (0.01)           (0.01)        (0.01)        (0.02)      (0.04)
=================================================================================================================================
Net asset value, end of period                               $      1.00      $      1.00   $      1.00   $      1.00   $    1.00
=================================================================================================================================
Total return(a)                                                     1.24%            0.84%         1.22%         2.17%       3.95%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $ 2,117,055      $ 1,953,769   $ 1,321,224   $ 1,239,058   $ 929,921
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.22%(b)         0.22%         0.22%         0.22%       0.20%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.27%(b)         0.27%         0.27%         0.28%       0.29%
=================================================================================================================================
Ratio of net investment income to average net assets                1.24%(b)         0.83%         1.20%         2.01%       3.84%
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $1,951,289,628.

NOTE 8--CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

     E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                PERSONAL INVESTMENT CLASS
                                                             ---------------------------------------------------------------
                                                                                                            DECEMBER 4, 2000
                                                                                                              (DATE SALES
                                                                         YEAR ENDED MARCH 31,                COMMENCED) TO
                                                             -------------------------------------------       MARCH 31,
                                                               2005          2004       2003       2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   1.00      $   1.00   $   1.00   $  1.00        $  1.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01         0.003       0.01      0.02(a)        0.01
============================================================================================================================
Less distributions from net investment income                   (0.01)       (0.003)     (0.01)    (0.02)         (0.01)
============================================================================================================================
Net asset value, end of period                               $   1.00      $   1.00   $   1.00   $  1.00        $  1.00
============================================================================================================================
Total return(b)                                                  0.68%         0.28%      0.69%     1.66%          0.95%
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $ 10,877      $ 10,394   $ 16,991   $ 5,102        $   722
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.77%(c)      0.77%      0.76%     0.72%          0.70%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.02%(c)      1.02%      1.02%     1.03%          1.04%(d)
============================================================================================================================
Ratio of net investment income to average net assets             0.69%(c)      0.28%      0.66%     1.51%          3.35%(d)
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,494,220.
(d)  Annualized.

NOTE 8--CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

     E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               PRIVATE INVESTMENT CLASS
                                                             ------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                             ------------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    1.00      $    1.00   $    1.00   $    1.00   $    1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.01           0.01        0.01        0.02        0.04
=========================================================================================================================
Less distributions from net investment income                    (0.01)         (0.01)      (0.01)      (0.02)      (0.04)
=========================================================================================================================
Net asset value, end of period                               $    1.00      $    1.00   $    1.00   $    1.00   $    1.00
=========================================================================================================================
Total return(a)                                                   0.99%          0.59%       0.97%       1.91%       3.69%
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $ 196,617      $ 150,399   $ 227,832   $ 179,095   $ 141,946
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.47%(b)       0.47%       0.47%       0.47%       0.45%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.77%(b)       0.77%       0.77%       0.78%       0.79%
=========================================================================================================================
Ratio of net investment income to average net assets              0.99%(b)       0.58%       0.95%       1.76%       3.60%
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $179,347,860.

NOTE 8--CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

     E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  RESERVE CLASS
                                                             -------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                             -------------------------------------------------------
                                                               2005          2004       2003       2002       2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.004         0.001      0.004       0.01       0.03
====================================================================================================================
Less distributions from net investment income                  (0.004)       (0.001)    (0.004)     (0.01)     (0.03)
====================================================================================================================
Net asset value, end of period                               $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
====================================================================================================================
Total return(a)                                                  0.38%         0.08%      0.39%      1.35%      3.12%
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $  9,308      $ 14,030   $ 12,653   $ 18,200   $ 15,871
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.07%(b)      0.98%      1.05%      1.02%      1.00%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.27%(b)      1.27%      1.27%      1.28%      1.29%
====================================================================================================================
Ratio of net investment income to average net assets             0.39%(b)      0.07%      0.37%      1.21%      3.05%
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $10,302,991.

NOTE 8--CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

     E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    RESOURCE CLASS
                                                             -----------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                             -----------------------------------------------------------
                                                                2005           2004        2003        2002       2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    1.00      $    1.00   $    1.00   $    1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.01           0.01        0.01        0.02       0.04
========================================================================================================================
Less distributions from net investment income                    (0.01)         (0.01)      (0.01)      (0.02)     (0.04)
========================================================================================================================
Net asset value, end of period                               $    1.00      $    1.00   $    1.00   $    1.00   $   1.00
========================================================================================================================
Total return(a)                                                   1.08%          0.68%       1.06%       2.00%      3.78%
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $ 289,621      $ 299,205   $ 260,178   $ 137,307   $ 15,464
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.38%(b)       0.38%       0.38%       0.38%      0.36%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.47%(b)       0.47%       0.47%       0.48%      0.49%
========================================================================================================================
Ratio of net investment income to average net assets              1.08%(b)       0.67%       1.04%       1.84%      3.68%
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $254,992,427.

NOTE 8--CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On March 23, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2006. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the Audit Committee to audit AIM Funds with March 31 fiscal year ends. The Fund is in the process of obtaining a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

     E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 9--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement fund will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement fund by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The IFG and AIM settlement funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, not to increase certain management fees and to provide more information to investors regarding fees.

     Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

     At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

     The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

     The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

     At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

     The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

     AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Pending Regulatory Civil Action Alleging Market Timing

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

     If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in two of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. Based on a recent court decision, the state court action has been removed to Federal court.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division and subsequently consolidated for pre-trial purposes into one lawsuit.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. These actions have been consolidated for pre-trial purposes.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

     A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                                     PART C
                                OTHER INFORMATION

Item 23.        Exhibits

a (1) -  (a)   Agreement and Declaration of Trust of Registrant,  dated July 22,
         2003./(13)/

      -  (b)   Amendment  No. 1 to  Agreement  and  Declaration  of  Registrant,
         dated December 2, 2004./(15)/

b (1) -  (a)   By-Laws of Registrant , dated effective July 30, 2003./(13)/

      -  (b)   First  Amendment  to Bylaws of  Registrant,  adopted  November 6,
         2003./(15)/

      -  (c)   Second Amendment to Bylaws of Registrant,  adopted  September 15,
         2004./(15)/

c     -  Articles II, VI, VII, VIII and IX of the Agreement and  Declaration  of
         Trust and Articles IV, V and VI of the By-Laws define rights of holders of shares.

d     -  Master Investment Advisory  Agreement,  dated November 4, 2003, between
         Registrant and A I M Advisors, Inc./(14)/

e (1) -  (a)   Master  Distribution  Agreement,  dated November 4, 2003, between
         Registrant and Fund Management Company./(14)/

      -  (b)   Amendment No. 1 to Master Distribution Agreement,  dated February
         25, 2005, between Registrant and Fund Management Company./(16)/

f (1) - AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated October 1, 2001./(11)/

  (2) - Form of Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended March 7, 2000, September 28, 2001 and September 26, 2002./(12)/

g (1) -  (a)   Custody  Agreement,  dated October 19,  1995, between The Bank of
         New York and Registrant./(1)/

      - (b) Amendment dated July 30, 1996, to Custody Agreement, dated October 19, 1995, between Registrant and The Bank of New
         York./(5)/

  (2) - Subcustody Agreement, dated February 1997, between Bank of New York and State Street Bank and Trust Company./(11)/


h (1) -  (a)   Transfer  Agency and Service  Agreement,  dated November 4, 2003, between Registrant and AIM Investment Services, Inc./(14)/

      -  (b)   Form of Amendment No. 1 to Transfer Agency and Service
         Agreement, dated July 1, 2005, between Registrant and AIM Investment Services, Inc./(17)/

  (2) -  (a)   Master  Administrative  Services  Agreement,  dated  November  4,
         2003, between Registrant and A I M Advisors, Inc./(14)/

      -  (b)   Amendment  No. 1 to  Master  Administrative  Services  Agreement,
         dated December 2, 3004, between Registrant and AIM Advisors, Inc./(15)/

  (3) - Memorandum of Agreement relating to securities lending entered into as of October 29, 2003, between Registrant, on behalf of Cash Reserve Portfolio - Cash Management Class, Corporate Class, Institutional Class, Personal Investment Class, Private Investment Class, Reserve Class, Resource Class, Sweep Class and A I M Advisors, Inc./(15)/


  (4) - Memorandum of Agreement, dated June 30, 2005, between Registrant and A I M Advisors, Inc. regarding expense limitations with respect to all classes./(17)/

  (5) -  Second Amended and Restated Interfund Loan Agreement, dated
         April 30, 2004, between Registrant and A I M Advisors, Inc./(16)/


i     -  Legal Opinion - None.


j (1) -  Consent of Ballard Spahr Andrews & Ingersoll, LLP./(17)/

  (2) -  Consent of Ernst & Young LLP./(17)/

k     -  Omitted Financial Statements -- None.

l     -  Agreement Concerning Initial Capitalization - None.

m (1) -  (a)   Amended and Restated  Master  Distribution  Plan pursuant to Rule
         12b-1 for Registrant, dated February 25, 2005./(16)/

      -  (b)   Amendment  No. 1 dated July 1, 2005,  to the Amended and Restated
         Master Distribution Plan pursuant to Rule 12b-1 for Registrant, dated February 25, 2005./(17)/


  (2) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan for Registrant./(16)/

  (3) - Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan, as amended./(15)/


n     -  Seventh  Amended and Restated  Multiple Class Plan  effective  December
         12, 2001,  as amended and restated June 30, 2005./(17)/

o     -  Reserved.

p (1) - A I M Management Group Inc. Code of Ethics adopted May 1, 1981, as last amended December 2, 2004 (effective January 1, 2005), relating to A I M Management Group Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries./(15)/


  (2) - Code of Ethics of Tax-Free Investments Trust effective as of November 4, 2003./(13)/


q     -  Powers of Attorney for Messrs. Baker, Bayley, Bunch, Crockett,  Dowden,
         Dunn, Fields, Frischling, Graham, Lewis, Pennock, and Williamson and Drs. Mathai-Davis and Soll and Miss Quigley./(15)/

----------
  (1)   Incorporated by reference to PEA No. 23, filed on July 26, 1996.
  (2)   Incorporated by reference to PEA No. 24, filed on July 29, 1997.
  (3)   Incorporated by reference to PEA No. 25, filed on May 22, 1998.
  (4)   Incorporated by reference to PEA No. 26, filed on November 25, 1998.
  (5)   Incorporated by reference to PEA No. 27, filed on June 25, 1999.
  (6)   Incorporated by reference to PEA No. 28, filed on March 24, 2000.
  (7)   Incorporated by reference to PEA No. 29, filed on May 22, 2000.
  (8)   Incorporated by reference to PEA No. 30, filed on July 26, 2000.
  (9)   Incorporated by reference to PEA No. 31, filed on February 16, 2001.
  (10)  Incorporated by reference to PEA No. 33, filed on July 26, 2001.
  (11)  Incorporated by reference to PEA No. 34, filed on July 26, 2002.
  (12)  Incorporated by reference to PEA No. 35, filed on July 25, 2003.
  (13)  Incorporated by reference to PEA No. 36, filed on August 28, 2003.
  (14)  Incorporated by reference to PEA No. 37, filed on July 28, 2004.
  (15)  Incorporated by reference to PEA No. 38, filed on December 22, 2004.

  (16)  Incorporated by reference to PEA No. 39, filed on May 27, 2005.
  (17)  Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Registrant

        None.

Item 25. Indemnification

        The Registrant's Agreement and Declaration of Trust, dated July 22, 2003, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.


        A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund & Investment Advisory Professional and Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).


        Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Item 26. Business and Other Connections of Investment Advisor


        The only employment of a substantial nature of AIM's directors and officers is with AIM and its affiliated companies. Reference is also made to the caption "Fund Management -- The Advisor" of the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to
        Item 27(b) of this Part C.


Item 27. Principal Underwriters

(a) Fund Management Company, the Registrant's principal underwriter, also acts as principal underwriter to the following investment companies:

                AIM Treasurer's Series Trust (with respect to Institutional Class shares of the Trust's series portfolios)

                Short-Term Investments Trust

(b) The following table sets forth information with respect to each director, officer or partner of Fund Management Company.

Name and Principal       Position and Officers with       Positions and Offices
Business Address*                Underwriter                 with Registrant
-----------------        --------------------------       ---------------------
Mark H. Williamson      Director and Chairman              Trustee and Executive
                                                           Vice President

Karen Dunn Kelley       Director and President             Vice President

Kevin M. Carome         Director, Vice President and       Senior Vice
                        General Counsel                    President, Secretary
                                                           and Chief Legal
                                                           Officer

Patrick R. Bray         Senior Vice President              None

William Hoppe, Jr.      Senior Vice President              None

Lyman Missimer III      Senior Vice President              None

Robert Arotsky          Vice President                     None

Craig A. Bloodworth     Vice President                     None

Lisa O. Brinkley        Vice President                     Senior Vice President
                                                           and Chief Compliance
                                                           Officer

Dawn M. Hawley          Vice President and Chief           None
                        Financial Officer

Scott A. Holick         Vice President                     None

Calise Lahodny          Vice President                     None

John H. Lively          Vice President and Assistant       Assistant Secretary
                        Secretary

Name and Principal      Position and Officers with       Positions and Offices
Business Address*               Underwriter                 with Registrant
-----------------       --------------------------       ---------------------
Mary M. Maloney         Vice President                     None

John Parker             Vice President                     None

Elizabeth F. Schaefer   Vice President                     None

Bruce W. Simmons        Vice President                     None

Kathleen J. Pflueger    Secretary                          Assistant Secretary

David E. Hessel         Assistant Vice President and       None
                        Treasurer

Rebecca Starling-Klatt  Assistant Vice President, Chief    Anti-Money Laundering
                        Compliance Officer and Anti-Money  Officer
                        Laundering Compliance Officer

----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)     None.

Item 28. Location of Accounts and Records

        A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431 and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Item 29. Management Services

        None.

Item 30. Undertakings

        Not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of July, 2005.


                                         Registrant: TAX-FREE INVESTMENTS TRUST

                                                 By: /s/ Robert H. Graham
                                                     ---------------------------
                                                     Robert H. Graham, President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


         SIGNATURES                         TITLE                     DATE
         ----------                         -----                     ----
      /s/ Robert H. Graham             Trustee & President         July 28, 2005
    --------------------------    (Principal Executive Officer)
       (Robert H. Graham)

        /s/ Bob R. Baker*                   Trustee                July 28, 2005
    --------------------------
         (Bob R. Baker)

      /s/ Frank S. Bayley*                  Trustee                July 28, 2005
    --------------------------
        (Frank S. Bayley)

       /s/ James T. Bunch*                  Trustee                July 28, 2005
    --------------------------
        (James T. Bunch)

     /s/ Bruce L. Crockett*           Chair & Trustee              July 28, 2005
    --------------------------
       (Bruce L. Crockett)

      /s/ Albert R. Dowden*                 Trustee                July 28, 2005
    --------------------------
       (Albert R. Dowden)

     /s/ Edward K. Dunn, Jr.*               Trustee                July 28, 2005
    --------------------------
      (Edward K. Dunn, Jr.)

       /s/ Jack M. Fields*                  Trustee                July 28, 2005
    --------------------------
        (Jack M. Fields)

      /s/ Carl Frischling*                  Trustee                July 28, 2005
    --------------------------
        (Carl Frischling)

      /s/ Gerald J. Lewis*                  Trustee                July 28, 2005
    --------------------------
        (Gerald J. Lewis)

     /s/ Prema Mathai-Davis*                Trustee                July 28, 2005
    --------------------------
      (Prema Mathai-Davis)

      /s/ Lewis F. Pennock*                 Trustee                July 28, 2005
    --------------------------
       (Lewis F. Pennock)

      /s/ Ruth H. Quigley*                  Trustee                July 28, 2005
    --------------------------
        (Ruth H. Quigley)

         /s/ Larry Soll*                    Trustee                July 28, 2005
    --------------------------
          (Larry Soll)

      /s/ Mark H. Williamson*               Trustee &              July 28, 2005
    ---------------------------    Executive Vice President
       (Mark H. Williamson)

       /s/ Sidney M. Dilgren        Vice President & Treasurer     July 28, 2005
    ---------------------------     (Principal Financial and
      (Sidney M. Dilgren)            Accounting Officer)

*By /s/ Robert H. Graham
    ---------------------------
      Robert H. Graham
      Attorney-in-Fact

Robert H. Graham, pursuant to powers of attorney dated November 16, 2004.

                                      INDEX

Exhibit
Number      Description
h(1)(b)  -  Form of Amendment No. 1 to Transfer Agency and Service Agreement,
            dated July 1, 2005, between Registrant and AIM Investment Services,
            Inc./(17)/

h(4)     -  Memorandum of Agreement,  dated June 30, 2005, between Registrant and A I M Advisors, Inc. regarding expense limitations with respect to all classes.

j(1)     -  Consent of Ballard Spahr Andrews & Ingersoll, LLP.

j(2)     -  Consent of Ernst & Young LLP.

m(1)(b)  -  Amendment No. 1, dated July 1, 2005 to the Amended and Restated
            Master Distribution Plan pursuant to Rule 12b-1 for Registrant, dated February 25, 2005.

n        -  Seventh Amended and Restated  Multiple Class Plan effective
            December 12, 2001, as amended and restated June 30, 2005